ANNUAL REPORT
AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
FLORIDA SERIES

FUND TYPE
Municipal Bond

OBJECTIVE
Maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Municipal Series Fund     Florida Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential
Municipal Series Fund/ Florida Series (the
Series) is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT.
There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/02
          50.0%   Revenue Bonds
          28.0    General Obligation Bonds
          12.0    Prerefunded
          7.0     Miscellaneous
          3.0     Cash Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 8/31/02
           1.1%   AAA
          47.3    AAA Insured
          14.1    AA
           8.5    A
           9.3    BBB
           1.6    Other
           3.0    Cash Equivalents
          15.1    Not Rated* (Prudential ratings used):
                  2.2     AAA
                  3.2     BBB
                  5.5     BB
                  4.2     B

*Not rated bonds are believed to be of
comparable quality to rated investments.


Ten Largest Issuers

Expressed as a percentage of
total investments as of 8/31/02
     3.5%    Jacksonville Elec. Auth. Rev.

     3.5     Osceola Cnty. Infrastructure
             Sales Surtax
     3.4     Florida St. Dept. Environ.

     3.4     Puerto Rico Cmnwlth.

     3.2     Alachua Cnty. Ind. Dev. Auth. Rev.

     2.9     Orlando Util. Cmmn.
             Wtr. & Elec. Rev.
     2.8     Florida Hsg. Fin. Corp. Rev.

     2.5     Puerto Rico Tel. Auth. Rev.*

     2.4     Lakeland Elec. & Wtr. Rev.*

     2.4     Escambia Cnty. Hlth. Fac. Rev.

* Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments.

Holdings are subject to change.

                                www.prudential.com   (800) 225-1852

Annual Report     August 31, 2002

Cumulative Total Returns1                                 As of 8/31/02

                                  One Year   Five Years     Ten Years        Since Inception2
Class A                             4.49%      30.75%     82.02% (74.52)     118.40% (105.93)
Class B                             4.24       28.88           N/A            58.36  (55.55)
Class C                             3.99       27.29           N/A            56.33  (51.35)
Class Z                             4.85       32.11           N/A            38.15  (37.90)
Lipper FL Muni Debt Funds Avg.3     4.69       28.53          78.71                ***
Lehman Bros. Muni Bond Index4       9.39       47.93         199.01               ****

Average Annual Total Returns1                            As of 9/30/02

          One Year     Five Years     Ten Years     Since Inception2
Class A     4.22%        5.05%       6.03% (5.60)     6.78% (6.26)
Class B     2.18         5.23            N/A          6.05  (5.82)
Class C     4.85         4.92            N/A          5.10  (4.74)
Class Z     7.61         5.89            N/A          6.07  (6.04)

Distributions and Yields                                 As of 8/31/02

            Total Distributions      30-Day          Taxable Equivalent Yield5 at Tax Rates of
             Paid for 12 Months     SEC Yield                      35%     38.6%
 Class A           $0.49              3.48%                       5.35%    5.67%
 Class B           $0.47              3.34                        5.14     5.44
 Class C           $0.44              3.06                        4.71     4.98
 Class Z           $0.52              3.84                        5.91     6.25

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six
years respectively. Approximately seven
years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2Inception dates: Class A, 12/28/90; Class
B, 8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.
3The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Florida Municipal (Muni) Debt Funds category. Funds in the Lipper Single-State
Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).
4The Lehman Brothers Municipal (Muni) Bond
Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds.
It gives a broad look at how long-term
investment-grade municipal bonds have
performed. Investors cannot invest directly in an index. The returns for the Lipper
Average and the Lehman Brothers Muni Bond
Index would be lower if they included the effect of sales charges or taxes. 5Taxable equivalent yields reflect federal and applicable state tax rates. ***Lipper Since
Inception returns are 111.67% for Class A,
59.62% for Class B, 60.28% for Class C, and
33.81% for Class Z, based on all funds in each share class. ****Lehman Brothers Bond
Index returns are 128.55% for Class A,
71.42% for Class B, 74.63% for Class C, and
42.80% for Class Z, based on all funds in each share class.

PRUDNTIAL FINANCIAL (LOGO)  October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the Florida Series-- the 12 months ended August 31, 2002--was a time of significant developments in the U.S.
economy and the financial markets. The
economy began to recover from its first
recession in a decade, helped by 11 short-term interest-rate cuts by the Federal
Reserve (the Fed) in 2001. The economic
recovery slowed and accounting scandals
involving high-profile firms in the United
States roiled financial markets in 2002. As a result, the Fed has left short-term rates near record lows.

In this environment characterized by
investor pessimism and distrust, demand
increased for high-quality debt securities, including investment-grade municipal bonds, but declined for riskier assets such as stocks. This flight-to-quality trend affected the Series' performance. For our fiscal year, the return on the Series' Class
A shares lagged the average return of its peers, as represented by the Lipper Florida
Municipal Debt Funds Average, and its
benchmark, the Lehman Brothers Municipal
Bond Index.

The Series' management team explains
conditions in the tax-exempt bond market and the Series' investments on the following pages. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     Florida Series

Annual Report     August 31, 2002

Investment Adviser's Report

FLIGHT-TO-QUALITY TREND AIDED MUNICIPAL BONDS
The investment environment for municipal bonds grew more favorable during our fiscal year that began September 1, 2001. Demand for municipal bonds increased as changing economic conditions in the United States led to a shift in the outlook for monetary policy and investors fled the stock market.

Shortly after our reporting period began, terrorists attacked the United States on September 11, inflicting further damage on an already weakened economy. The Fed responded by cutting short-term rates in each of the first four months of our fiscal year. Those four reductions were in addition to seven other rate cuts earlier in 2001.
Bond investors believed that lower
borrowing costs and lower taxes would
revitalize the economy, leading to rising inflation and higher interest rates.
Therefore they required higher yields on municipal bonds in November and December
2001, which pushed bond prices lower.

The sell-off in municipal bonds continued in 2002 as the economy began to recover in the first three months of the year. Improving economic conditions lent credence to the view that the Fed might soon increase short-term rates to take back some of its rate cuts. However, the economic expansion slowed in the spring of 2002 and inflation remained tame. This development led to the conclusion that the Fed was not going to tighten monetary policy. In the summer, there was also speculation that the economy might sink into a so-called "double dip" recession, prompting the Fed to resume cutting short-term rates.
Consequently, market interest rates fell in the spring and summer of 2002, driving municipal bond prices higher.

Municipal bonds also rallied as news of
fraud at key U.S. firms and fear that the United States and Iraq may go to war made the bear market in stocks worse and sent investors seeking refuge in U.S. Treasuries, high-grade municipal bonds, and other relatively conservative assets. State and local government took advantage of the low rates by issuing a flood of new

Prudential Municipal Series Fund     Florida Series

Annual Report     August 31, 2002

long-term bonds, which by the close of 2002
are expected to exceed the record $292.2 billion sold in 1993.

The fragile economy and bear market in
stocks caused declines in the tax
revenues collected by many state and local governments. The Sunshine State fared better than some other states because it does not have a personal income tax, but relies on other ways to generate revenue such as sales and corporate taxes. Florida regularly examines expected revenues from these sources, and has taken steps to deal with a slowdown in revenues. The ratings for Florida State general obligation (GO) bonds remained stable during our fiscal year at Aa2 by Moody's Investors Service and AA-plus by Standard & Poor's Ratings Services. We increased the Series' exposure to Florida
State GO bonds, which stood at 13% of its total investments as of August 31, 2002.

SERIES HURT BY LOWER-QUALITY BOND EXPOSURE
With growing concern about the
creditworthiness of bonds and frequent
changes in the direction of market interest rates, our investment strategy aimed to strike the right balance in the Series with regard to credit quality and interest-rate sensitivity. First, we strove for the appropriate mix of high-quality bonds versus low-quality bonds. Second, we attempted to balance the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality,
bonds rated AAA (both insured and uninsured) accounted for 48% of the Series' total investments as of August 31, 2002. AAA-rated bonds rallied solidly during our fiscal year, based on Lehman Brothers indexes. We believe that their prices were aided by the flight-to-quality trend. By contrast, municipal bonds of below-investment-grade quality
(considered to be rated BB or lower)
accounted for roughly 10% of the Series' total investments as of August 31, 2002, and did not perform as well because there was little demand for such bonds amid the sluggish economic conditions and geopolitical uncertainties. While these bonds provided the Series with considerable interest income, the Series' exposure to them was a key factor that detracted from its relative performance during our fiscal year.

                       www.prudential.com    (800) 225-1852

OUR COUPON BARBELL STRATEGY
In positioning the Series to perform well in the volatile interest-rate environment, we employed a barbell strategy that focused on two types of bonds. One side of our barbell emphasized AAA-rated, insured zero coupon bonds, which are so named because they provide no interest income and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher-coupon rates provided the Series with considerable interest income. Prices of these bonds tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell strategy. For example, when it seemed that the strong economic recovery would prompt the Fed to increase short-term rates, we sold some zero coupon bonds in early 2002 and reinvested the proceeds in additional intermediate-term higher-coupon bonds.
However, expectations for a rate hike faded because the economy cooled in the spring of 2002. While the Series benefited from its remaining exposure to zero coupon bonds, it would have been even better served had we not sold some of them in early 2002. Once it became clear that the Fed was not going to tighten monetary policy, zero coupon bonds rallied in the spring and summer, enabling them to post one of the highest returns in the municipal market for the 12 months ended
August 31, 2002, according to Lehman
Brothers indexes.

This is not to say that the Series did not benefit from its considerable exposure to intermediate-term higher-coupon bonds. In fact, municipal bonds in the 15-year sector solidly outperformed longer-term bonds during our reporting period, based on Lehman
Brothers indexes. Our decision to focus on the 15-year range rather than longer-term bonds was a key contributor to the Series' positive performance during our 12-month reporting period.

Prudential Municipal Series Fund     Florida Series

Annual Report     August 31, 2002

FINDING VALUE IN THE FLORIDA UTILITIES SECTOR
Looking at municipal market sectors, we gave more consideration than usual to the utilities sector in light of the bankruptcy of energy trader Enron Corporation in late
2001 and the problems faced by certain other investor-owned utilities. We tend to favor bonds of utility companies owned by municipalities such as Orlando Utilities
Commission Water and Electric and
Jacksonville Electric Authority. We believe both have an above-average competitive position that should serve them well should the Florida State Legislature eventually decide to deregulate utilities. Among other changes, deregulation would allow customers to choose the electric company that serves them, which would open the Florida electric market to competition. The utilities sector accounted for 16% of the Series' total investments as of August 31, 2002.

LOOKING AHEAD
Our investment strategy remains largely
unchanged. We believe our coupon barbell strategy continues to offer a better balance between risk and reward than the alternative of investing solely in current coupon bonds, which are recently issued bonds that sell at a price equal to 100% of their face value.
We expect our zero coupon bonds to continue to provide good potential for price appreciation if municipal bonds continue to rally and yields decline even further. We also expect our higher-coupon bonds to gain in value, reflecting the greater likelihood that they will be retired early and will be replaced by bonds with lower-coupon rates.
On the other hand, if municipal bond prices fall and yields rise, we expect our higher-coupon bonds to behave defensively as their prices tend to hold up relatively well when the municipal bond market sells off.

Prudential Municipal Series Fund Management Team

                                         ANNUAL REPORT
                                         AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
FLORIDA SERIES


                                        FINANCIAL STATEMENTS

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002

                                        Moody's                              Principal
                                        Rating        Interest    Maturity   Amount         Value
Description (a)                         (Unaudited)   Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Municipal Bonds
----------------------------------------------------------------------------------------
Alachua Cnty. Ind. Dev. Auth. Rev.,
 H.B. Fuller Co. Proj.                  NR            7.75%       11/01/16   $    3,000(f)  $ 3,009,150
Arbor Greene Cmty. Dev. Dist.,
 Florida Assmt. Rev.                    NR            5.75         5/01/06          126         126,567
 Florida Assmt. Rev.                    NR            6.50         5/01/07          240         243,727
 Florida Assmt. Rev.                    NR            6.30         5/01/19          325         329,749
Bayside Imprvt. Cmnty. Dev. Dist.,
 Florida Cap. Imprvt. Rev., Ser. A      NR            6.30         5/01/18        1,000       1,009,560
Brevard Cnty. Edl. Facs. Auth. Rev.
 Ref., Florida Inst. of Tech.           BBB-(c)       6.875       11/01/22        1,500       1,532,775
Broward Cnty. Res. Recov. Rev. Ref.,
 Wheelabrator, Ser. A                   A3            5.50        12/01/08        1,000       1,099,600
Collier Cnty. Sch. Brd., Ctfs. of
 Part., F.S.A.                          Aaa           5.375        2/15/21        1,000       1,058,880
Dade Cnty. Aviation Dept. Rev., Ser.
 B, A.M.T., M.B.I.A.                    Aaa           6.00        10/01/24        1,500(b)    1,623,390
Dade Cnty. Hlth. Facs. Auth. Rev.,
 Baptist Hosp. of Miami Proj., Ser.
 A, E.T.M., M.B.I.A.                    Aaa           6.75         5/01/08          500(e)      564,575
Duval Cnty. Hsg. Fin. Auth. Rev.,
 Sngl. Fam. Mtge., A.M.T., G.N.M.A.     NR            8.375       12/01/14           40(e)       40,363
Escambia Cnty. Hlth. Facs. Rev.,
 Florida Hlth. Care Facs. Loan          Aaa           5.95         7/01/20        2,000       2,289,000
Escambia Cnty. Poll. Ctrl. Rev.,
 Champion Int'l. Corp. Proj., A.M.T.    Baa2          6.40         9/01/30        1,000       1,018,650
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G, A.M.T.    NR            6.60         7/01/38        1,199       1,147,419
 Westchase Apts., Ser. B, A.M.T.        NR            6.61         7/01/38        1,495       1,441,135
Florida St. Brd. Educ. Cap. Outlay,
 Pub. Educ., Ser. C, F.G.I.C., G.O.     Aaa           5.50         6/01/16        1,000       1,109,810
Florida St. Brd. Educ. Lottery Rev.,
 Ser. A, F.G.I.C.                       Aaa           5.75         7/01/19        1,500       1,658,160
Florida St. Dept. Environ. Protection
 Preservation Rev., Florida Forever,
 Ser. A, M.B.I.A.                       Aaa           5.25         7/01/17        2,950       3,182,519

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                        Moody's                              Principal
                                        Rating        Interest    Maturity   Amount         Value
Description (a)                         (Unaudited)   Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Florida St. Mun. Loan Council Rev.,
 Cap. Apprec., Ser. A, M.B.I.A., G.O.   Aaa           Zero         4/01/22   $    1,520     $   549,799
 Cap. Apprec., Ser. A, M.B.I.A., G.O.   Aaa           Zero         4/01/23        1,520         516,770
 Cap. Apprec., Ser. A, M.B.I.A., G.O.   Aaa           Zero         4/01/24        1,520         486,278
Florida St. Mun. Pwr. Agcy. Rev.,
 Ref., Stanton II Proj., A.M.B.A.C.     Aaa           5.50%       10/01/17        1,120       1,237,701
Greyhawk Landing Cmty. Dev. Dist.
 Rev., Spec. Assmt. Rev., Ser. B        NR            6.25         5/01/09        1,500       1,509,570
Highlands Cnty. Florida Hlth. Facs.
 Auth. Rev., Hosp. Adventist/Sunbelt,
 Ser. A                                 A3            6.00        11/15/31        1,000       1,042,170
Hillsborough Cnty. Ind. Dev. Auth.
 Poll. Ctrl. Rev., Tampa Elec. Co.
 Proj.                                  A1            5.50        10/01/23        2,000       2,030,840
Indigo Cmty. Dev. Dist. Cap. Impvt.
 Rev., Ser. B                           NR            6.40         5/01/06        1,445       1,449,046
Jacksonville Elec. Auth. Rev.,
 Elec. Sys., Ser. A                     Aa2           6.00        10/01/30        1,000       1,065,230
 St. Johns Rvr. Pwr. Park Issue 2,
 Ser. 7                                 Aa2           Zero        10/01/10        3,000       2,212,710
Jacksonville Hlth. Facs. Auth. Hosp.
 Rev., Nat'l. Benevolent Assoc.         Baa3          7.00        12/01/22        1,825       1,845,367
Jacksonville Sales Tax Rev.,
 A.M.B.A.C.                             Aaa           5.50        10/01/18        1,000       1,091,000
Jacksonville Swr. & Solid Wste. Disp.
 Facs. Rev., Anheuser Busch Proj.,
 A.M.T.                                 A1            5.875        2/01/36        1,000       1,039,220
Jacksonville Wtr. & Swr. Dev. Rev.,
 United Wtr. Proj., A.M.T.,
 A.M.B.A.C.                             Aaa           6.35         8/01/25        1,500       1,640,865
Lakeland Elec. & Wtr. Rev.              AA-(c)        5.625       10/01/36        2,000(b)    2,290,080
Lakeland Hosp. Sys. Rev., Lakeland
 Reg. Hlth. Sys.                        A1            5.75        11/15/27        1,000       1,022,300
Lexington Oaks Cmty. Dev. Dist. Rev.,
 Ser. B                                 NR            6.70         5/01/07          580         593,183
Maryland St. Cmty. Dev. Admin. Dept.
 Hsg. & Cmty. Dev., Cmnty. Dev.,
 Ser. A                                 Aa2           5.875        7/01/21          500         514,950
Maryland St. Hlth. & Higher Educ.
 Facs., Auth. Rev.                      Baa1          6.75         7/01/30          500         546,245

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                        Moody's                              Principal
                                        Rating        Interest    Maturity   Amount         Value
Description (a)                         (Unaudited)   Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Melbourne Florida Wtr. & Swr. Rev.,
 Cap. Apprec., F.G.I.C.                 Aaa           Zero        10/01/23   $    3,930     $ 1,325,864
Miami Dade Cnty. Florida Sch. Brd.,
 Ser. A, F.S.A.                         Aaa           6.00%       10/01/17        1,000       1,122,310
Miami Homeland Defense/
 Neighborhood, M.B.I.A., G.O.           Aaa           5.50         1/01/20        2,000       2,152,540
Miami Spec. Oblig., Admn. Bldg.
 Acquis. Proj., F.G.I.C.                Aaa           6.00         2/01/16        1,000(b)    1,130,660
Miami, Cap. Apprec., M.B.I.A., G.O.     Aaa           Zero         1/01/15        1,000         557,950
Minnesota Agcy. & Econ. Dev.,
 Fairview Hlth. Care Sys., Ser. A       A2            6.375       11/15/22        1,000       1,080,680
Mirimar Wste. Wtr. Imprvt. Assmt.
 Rev., F.G.I.C.                         Aaa           6.75        10/01/16        1,590(b)    1,772,866
Oakstead Cmty. Dev. Dist. Cap.
 Impvt.,
 Ser. B                                 NR            6.50         5/01/07        1,000       1,006,670
Okaloosa Cnty. Cap. Imprvt. Rev.,
 M.B.I.A.                               Aaa           Zero        12/01/06          450         402,035
Orange Cnty. Hsg. Fin. Auth. Rev.,
 Multi.-Fam. Ashley Point Apts.,
 Ser. A, A.M.T.                         BBB+(c)       6.85        10/01/16        1,200       1,200,324
 Ser. A, A.M.T.                         BBB+(c)       7.10        10/01/24          855         855,222
Orlando Util. Cmmn., Wtr. & Elec.
 Rev., Ser. D                           Aa2           6.75        10/01/17        2,200       2,760,296
Osceola Cnty., Infrastructure Sales
 Surtax, A.M.B.A.C.                     Aaa           5.375       10/01/17        2,995       3,266,377
Palm Beach Cnty. Florida Public
 Imprvt. Rev., Convention Ctr. Proj.,
 F.G.I.C.                               Aaa           5.50        11/01/14        1,055       1,182,296
Palm Beach Cnty. Hlth. Facs. Auth.
 Rev., Good Samaritan Hlth. Sys.        AAA(c)        6.30        10/01/22        1,000(b)    1,065,020
Pembroke Pines Pub. Imprvt. Rev.,
 A.M.B.A.C.                             Aaa           5.50        10/01/16        1,360       1,513,666
Pennsylvania Econ. Dev. Fin. Auth.,
 Exempt Facs. Rev., Ser. A              A3            6.125       11/01/21          700         678,384
Pensacola Hlth. Facs. Auth. Rev.,
 Daughters of Charity, M.B.I.A.         AAA(c)        5.25         1/01/11        1,600(b)    1,648,784
Polk Cnty. Ind. Dev. Auth., Sld.
 Wste. Disp. Fac. Rev., Tampa Elec.
 Co. Proj., A.M.T.                      Aa3           5.85        12/01/30        1,000       1,038,440

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                        Moody's                              Principal
                                        Rating        Interest    Maturity   Amount         Value
Description (a)                         (Unaudited)   Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
 Cap. Apprec., Ref., M.B.I.A., IBC
 BNY, G.O.                              NR            10.07%       7/01/12   $    1,500     $ 2,013,840
 Cap. Apprec., Ref., M.B.I.A., IBC
 BNY, G.O.                              Aaa           Zero         7/01/16        2,000       1,122,260
Puerto Rico Pub. Fin. Corp. Comnwlth.
 Approp., Ser. E                        Baa3          5.70         8/01/25          500         531,640
Puerto Rico Tel. Auth. Rev., Ser. I,
 M.B.I.A., R.I.B.S.                     Aaa           9.399(d)     1/16/15        2,250(b)    2,377,035
Seacoast Util. Auth. Wtr. & Swr.
 Util., Sys. Rev., F.G.I.C.             Aaa           5.50         3/01/16        2,000       2,285,880
Sunrise Pub. Facs. Rev. Cap. Apprec.,
 Ser. B, M.B.I.A.                       Aaa           Zero        10/01/20        1,120         452,850
Sunrise Util. Sys. Rev., Ref.,
 A.M.B.A.C.                             Aaa           5.50        10/01/18        2,000       2,269,020
Tallahasse Florida Hlth. Facs. Rev.,
 Tallahasse Memorial Hlthcare Proj.     Baa1          6.25        12/01/20          500         523,275
Tampa Sports Auth. Rev., Tampa Bay
 Arena Proj., M.B.I.A., G.O.            Aaa           5.75        10/01/20        1,000       1,150,830
Tobacco Settlement Fin. Corp., Asset
 Bkd.                                   A1            6.125        6/01/42        1,000         975,030
Triborough Bridge & Tunnel Auth. New
 York Rev., Gen. Purp., Ser. A          Aa3           5.125        1/01/17        1,000       1,044,610
Utah St. Hsg. Fin. Agcy. Sngl. Fam.
 Mtge., Ser. F Class II, A.M.T.         VMIG1         6.125        1/01/27          945       1,015,223
Virgin Islands Pub. Fin. Auth. Rev.,
 Gross Rcpts. Taxes Loan, Ser. A        BBB-(c)       6.50        10/01/24          500         557,655
Vista Lakes Cmty. Dev. Dist. Cap.
 Imprvt., Rev.                          NR            6.35         5/01/05          600         603,870
Volusia Cnty. Edl. Fac. Auth. Rev.,
 Embry Riddle Univ., CONNIE LEE         AAA(c)        6.625       10/15/22        1,000(b)    1,026,640
Wisconsin St. Hlth. & Educ. Facs.
 Auth. Rev., Oakwood Village Proj.,
 Ser. A                                 NR            7.625        8/15/30        1,000       1,031,940
                                                                                            -----------
Total long-term investments
 (cost $83,836,919)                                                                          89,910,335
                                                                                            -----------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                        Moody's                              Principal
                                        Rating        Interest    Maturity   Amount         Value
Description (a)                         (Unaudited)   Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.8%
Delaware St. Econ. Dev. Auth. Rev.,
 Facs. Delmarva P & L, Ser. A,
 A.M.T., F.R.D.D.                       VMIG1         2.40%        9/03/02   $    1,800     $ 1,800,000
Gulf Coast Wste. Disp. Auth. Environ.
 Facs. Rev., Bayer Corp. Proj.,
 A.M.T., F.R.D.D.                       P1            2.00         9/03/02          200         200,000
Illinois Hlth. Facs. Auth. Rev.,
 Resurrection Hlth., Ser. A,
 F.R.D.D., F.S.A.                       VMIG1         1.95         9/03/02          250         250,000
Indiana St. Dev. Fin. Auth. Environ.
 Rev., Ref. PSI Engy. Inc. Proj.,
 F.R.D.D.                               VMIG1         2.00         9/03/02          100         100,000
West Baton Rouge Parish Ind. Dist.
 No. 3 Rev.,
 Dow Chemical Co. Proj., A.M.T.,
 F.R.D.D.                               P2            2.15         9/03/02          100         100,000
 Dow Chemical Co. Proj., A.M.T.,
 F.R.D.D.                               P2            2.15         9/03/02          200         200,000
                                                                                            -----------
Total short-term investments
 (cost $2,650,000)                                                                            2,650,000
                                                                                            -----------
Total Investments  98.9%
 (cost $86,486,919; Note 5)                                                                  92,560,335
Other assets in excess of
 liabilities  1.1%                                                                            1,035,747
                                                                                            -----------
Net Assets  100%                                                                            $93,596,082
                                                                                            -----------
                                                                                            -----------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2002 Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    CONNIE LEE--College Construction Loan Insurance Association.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (g).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residential Interest Bonds.
(b) All or partial prerefunded issues are secured by escrowed cash and/or direct U.S guaranteed obligations.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Partial principal amount pledged as collateral for financial futures contracts.
(f) All or partial portion of security is segregated as collateral for extended settlement security.
(g) For purposes of amortized cost valuation, the maturity date of floating rate demand notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $86,486,919)                            $92,560,335
Cash                                                                     67,165
Interest receivable                                                   1,290,052
Receivable for Series shares sold                                         7,165
Other assets                                                              1,631
                                                                 -----------------
      Total assets                                                   93,926,348
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                    128,378
Dividends payable                                                        64,953
Accrued expenses                                                         54,567
Management fee payable                                                   39,665
Distribution fee payable                                                 26,947
Deferred trustees' fees                                                   9,506
Due to broker--variation margin                                           6,250
                                                                 -----------------
      Total liabilities                                                 330,266
                                                                 -----------------
NET ASSETS                                                          $93,596,082
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $    87,605
   Paid-in capital in excess of par                                  87,326,690
                                                                 -----------------
                                                                     87,414,295
   Accumulated net realized gain on investments                         150,416
   Net unrealized appreciation on investments                         6,031,371
                                                                 -----------------
Net assets, August 31, 2002                                         $93,596,082
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($63,463,244 / 5,940,151 shares of beneficial interest
      issued and outstanding)                                            $10.68
   Maximum sales charge (3% of offering price)                              .33
                                                                 -----------------
   Maximum offering price to public                                      $11.01
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($22,995,930 / 2,152,315 shares of beneficial
      interest issued and outstanding)                                   $10.68
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($5,847,865 / 547,300 shares of beneficial interest
      issued and outstanding)                                            $10.68
   Sales charge (1% of offering price)                                      .11
                                                                 -----------------
   Offering price to public                                              $10.79
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($1,289,043 / 120,690 shares of beneficial interest
      issued and outstanding)                                            $10.68
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund     Florida Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 5,431,258
                                                                 -----------------
Expenses
   Management fee                                                       474,246
   Distribution fee--Class A                                            161,503
   Distribution fee--Class B                                            117,150
   Distribution fee--Class C                                             43,544
   Custodian's fees and expenses                                         76,000
   Reports to shareholders                                               62,000
   Registration fees                                                     37,000
   Transfer agent's fees and expenses                                    24,000
   Legal fees and expenses                                               16,000
   Audit fee                                                             13,000
   Trustees' fees                                                        11,000
   Miscellaneous                                                         10,064
                                                                 -----------------
      Total expenses                                                  1,045,507
   Less: Custodian fee credit (Note 1)                                      (92)
                                                                 -----------------
      Net expenses                                                    1,045,415
                                                                 -----------------
Net investment income                                                 4,385,843
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              749,347
   Financial futures transactions                                      (187,860)
   Interest rate swap                                                    35,867
                                                                 -----------------
                                                                        597,354
                                                                 -----------------
Net change in unrealized (depreciation) on:
   Investments                                                         (839,522)
   Financial futures contracts                                          (42,045)
   Interest rate swap                                                   (13,047)
                                                                 -----------------
                                                                       (894,614)
                                                                 -----------------
Net loss on investments                                                (297,260)
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,088,583
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                    -----------------------------
                                                        2002             2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $   4,385,843    $  4,765,435
   Net realized gain on investment transactions           597,354         380,952
   Net change in unrealized appreciation
      (depreciation) on investments                      (894,614)      4,123,308
                                                    -------------    ------------
   Net increase in net assets resulting from
      operations                                        4,088,583       9,269,695
                                                    -------------    ------------
Dividends and Distributions (Note 1):
   Dividends from net investment income
      Class A                                          (3,030,460)     (3,340,434)
      Class B                                          (1,041,529)     (1,142,790)
      Class C                                            (243,711)       (252,467)
      Class Z                                             (49,934)        (29,744)
                                                    -------------    ------------
                                                       (4,365,634)     (4,765,435)
                                                    -------------    ------------
   Distributions in excess of net investment
      income
      Class A                                                  --          (1,002)
      Class B                                                  --            (342)
      Class C                                                  --             (84)
      Class Z                                                  --              (7)
                                                    -------------    ------------
                                                               --          (1,435)
                                                    -------------    ------------
Series share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                        9,308,461      12,520,767
   Net asset value of shares issued in
      reinvestment of dividends and distributions       1,813,805       2,163,469
   Cost of shares reacquired                          (17,156,523)    (16,774,786)
                                                    -------------    ------------
   Net decrease in net assets from Series share
      transactions                                     (6,034,257)     (2,090,550)
                                                    -------------    ------------
Total increase (decrease)                              (6,311,308)      2,412,275
NET ASSETS
Beginning of year                                      99,907,390      97,495,115
                                                    -------------    ------------
End of year                                         $  93,596,082    $ 99,907,390
                                                    -------------    ------------
                                                    -------------    ------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements

      Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Florida Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series
                                                                          19

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts, and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

basis. The Series amortizes premiums and accretes market and original issue discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective September 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Series did not accrete market discount on debt securities. Upon initial adoption, the Series was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the accretion been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Series' net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon initial adoption resulted in an increase to undistributed net investment income of $109,150 and a decrease to unrealized appreciation on investments of $109,150.

      The current adjustments for the year ended August 31, 2002 resulted in an increase to net investment income of $20,209, a decrease of realized capital gains of $6,027 and a decrease to unrealized appreciation of $14,182.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangement.
                                                                          21

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2002.

      PIMS has advised the Series that they have received approximately $25,300 and $5,800 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2002, they received approximately $58,000 and $2,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2002 the amounts of the commitment were as follows: $500 million from September 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $21,000 for the services of PMFS. As of August 31, 2002, approximately $1,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Series paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Series during the year was approximately $2,700 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $300 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2002 were $37,529,177 and $46,058,214, respectively.

      During the year ended August 31, 2002, the Series entered into financial futures contracts. Details of financial futures contracts open at year end are as follows:
                                                                          23

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

                                                        Value at        Value at        Unrealized
Number of                             Expiration       August 31,        Trade         Appreciation
Contracts            Type                Date             2002            Date        (Depreciation)
---------     ------------------    --------------    ------------     ----------     ---------------
                Long Position:
    19          Municipal Bond
                Index Futures       December 2002      $2,033,594      $2,024,155        $   9,439
               Short Position:
    39        U.S. Treasury Bond
                   Futures          December 2002       4,277,812       4,226,328          (51,484)
                                                                                      ---------------
                                                                                         $ (42,045)
                                                                                      ---------------
                                                                                      ---------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended August 31, 2002, the adjustments were to increase accumulated net realized gains and decrease undistributed net investment income by $129,359 due to net operating loss and the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended August 31, 2002 the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $4,365,634 tax-exempt income. For federal income tax purposes, the Series had a capital loss carryforward at August 31, 2002 of approximately $13,700 of which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      As of August 31, 2002, the accumulated undistributed earnings on a tax basis was $76,149 (includes a timing difference of $64,953 for dividends payable) tax-exempt income. The accumulated capital gains and net investment income differs from the amount on the Statement of Assets and Liabilities primarily due to timing differences. The United States federal income tax basis of the Series' investments and the net unrealized appreciation (depreciation) as of August 31, 2002 were as follows:

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $ 86,364,387       $ 6,316,248      $ (120,750)      $ 6,195,498

      The difference between book basis and tax basis was primarily attributable to the difference in the treatment of market discount for book and tax differences.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      296,664    $  3,126,262
Shares issued in reinvestment of dividends                       118,677       1,248,994
Shares reacquired                                               (970,126)    (10,210,301)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (554,785)     (5,835,045)
Shares reacquired upon conversion from Class B                   168,920       1,771,182
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (385,865)   $ (4,063,863)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      409,016    $  4,274,908
Shares issued in reinvestment of dividends                       144,784       1,507,012
Shares reacquired                                             (1,058,830)    (11,033,028)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (505,030)     (5,251,108)
Shares issued upon conversion from Class B                       112,992       1,170,630
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (392,038)   $ (4,080,478)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          25

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      428,578    $  4,500,204
Shares issued in reinvestment of dividends                        36,603         385,279
Shares reacquired                                               (530,579)     (5,582,330)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (65,398)       (696,847)
Shares reacquired upon conversion into Class A                  (168,920)     (1,771,182)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (234,318)   $ (2,468,029)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      587,509    $  6,118,306
Shares issued in reinvestment of dividends                        46,467         484,036
Shares reacquired                                               (371,050)     (3,874,992)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     262,926       2,727,350
Shares reacquired upon conversion into Class A                  (112,993)     (1,170,630)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    149,933    $  1,556,720
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                       79,657    $    838,958
Shares issued in reinvestment of dividends                        13,244         139,398
Shares reacquired                                                (93,035)       (976,979)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                       (134)   $      1,377
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                       95,768    $    993,305
Shares issued in reinvestment of dividends                        13,890         144,684
Shares reacquired                                                (95,730)     (1,001,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     13,928    $    136,417
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                       80,083    $    843,037
Shares issued in reinvestment of dividends                         3,815          40,134
Shares reacquired                                                (36,796)       (386,913)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     47,102    $    496,258
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      108,011    $  1,134,248
Shares issued in reinvestment of dividends                         2,660          27,737
Shares reacquired                                                (82,350)       (865,194)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,321    $    296,791
                                                              ----------    ------------
                                                              ----------    ------------

                                                        ANNUAL REPORT
                                                        AUGUST 31, 2002
            PRUDENTIAL
            MUNICIPAL SERIES FUND/
            FLORIDA SERIES
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.70
                                                                     --------
Income from investment operations
Net investment income                                                     .49
Net realized and unrealized gain (loss) on investment
transactions                                                             (.02)
                                                                     --------
      Total from investment operations                                    .47
                                                                     --------
Less distributions
Dividends from net investment income                                     (.49)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
      Total distributions                                                (.49)
                                                                     --------
Net asset value, end of year                                          $ 10.68
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $63,463
Average net assets (000)                                              $64,601
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                       1.01%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                        .76%
   Net investment income                                                 4.71%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 41%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------
         .51                  .51                  .50                  .52
         .47                  .05                 (.56)                 .33
    --------             --------             --------             --------
         .98                  .56                 (.06)                 .85
    --------             --------             --------             --------
        (.51)                (.51)                (.50)                (.52)
          --(b)                --                   --(b)                --
          --                   --                   --(b)                --
    --------             --------             --------             --------
        (.51)                (.51)                (.50)                (.52)
    --------             --------             --------             --------
    $  10.70             $  10.23             $  10.18             $  10.74
    --------             --------             --------             --------
    --------             --------             --------             --------
        9.91%                5.73%                (.61)%               8.34%
    $ 67,712             $ 68,701             $ 77,398             $ 88,045
    $ 68,365             $ 71,083             $ 84,810             $ 90,437
         .98%                 .98%                 .89%                 .80%
         .73%                 .73%                 .69%                 .70%
        4.89%                5.06%                4.72%                4.89%
          36%                  41%                  13%                  35%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.71
                                                                     --------
Income from investment operations
Net investment income                                                     .47
Net realized and unrealized gain (loss) on investment
transactions                                                             (.03)
                                                                     --------
      Total from investment operations                                    .44
                                                                     --------
Less distributions
Dividends from net investment income                                     (.47)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
      Total distributions                                                (.47)
                                                                     --------
Net asset value, end of year                                          $ 10.68
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $22,996
Average net assets (000)                                              $23,430
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                       1.26%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                        .76%
   Net investment income                                                 4.47%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------
         .48                  .48                  .47                  .48
         .48                  .05                 (.56)                 .33
    --------             --------             --------             --------
         .96                  .53                 (.09)                 .81
    --------             --------             --------             --------
        (.48)                (.48)                (.47)                (.48)
          --(b)                --                   --(b)                --
          --                   --                   --(b)                --
    --------             --------             --------             --------
        (.48)                (.48)                (.47)                (.48)
    --------             --------             --------             --------
    $  10.71             $  10.23             $  10.18             $  10.74
    --------             --------             --------             --------
    --------             --------             --------             --------
        9.64%                5.46%                (.91)%               7.91%
    $ 25,551             $ 22,875             $ 24,626             $ 22,755
    $ 24,655             $ 23,191             $ 24,665             $ 21,154
        1.23%                1.23%                1.19%                1.20%
         .73%                 .73%                 .69%                 .70%
        4.64%                4.81%                4.43%                4.49%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                     Class C
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $10.70
                                                                     -------
Income from investment operations
Net investment income                                                    .44
Net realized and unrealized gain (loss) on investment
transactions                                                            (.02)
                                                                     -------
      Total from investment operations                                   .42
                                                                     -------
Less distributions
Dividends from net investment income                                    (.44)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                     -------
      Total distributions                                               (.44)
                                                                     -------
Net asset value, end of year                                          $10.68
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        3.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $5,848
Average net assets (000)                                              $5,806
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                      1.51%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                       .76%
   Net investment income                                                4.22%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $10.23               $10.18               $10.74               $10.41
    -------              -------              -------              -------
        .46                  .46                  .44                  .45
        .47                  .05                 (.56)                 .33
    -------              -------              -------              -------
        .93                  .51                 (.12)                 .78
    -------              -------              -------              -------
       (.46)                (.46)                (.44)                (.45)
         --(b)                --                   --(b)                --
         --                   --                   --(b)                --
    -------              -------              -------              -------
       (.46)                (.46)                (.44)                (.45)
    -------              -------              -------              -------
     $10.70               $10.23               $10.18               $10.74
    -------              -------              -------              -------
    -------              -------              -------              -------
       9.37%                5.20%               (1.16)%               7.64%
     $5,857               $5,456               $6,833               $7,520
     $5,756               $5,885               $7,420               $7,325
       1.48%                1.48%                1.44%                1.45%
        .73%                 .73%                 .69%                 .70%
       4.39%                4.56%                4.17%                4.24%

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $10.70
                                                                     -------
Income from investment operations
Net investment income                                                    .52
Net realized and unrealized gain (loss) on investment
transactions                                                            (.02)
                                                                     -------
      Total from investment operations                                   .50
                                                                     -------
Less distributions
Dividends from net investment income                                    (.52)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                     -------
      Total distributions                                               (.52)
                                                                     -------
Net asset value, end of year                                          $10.68
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        4.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $1,289
Average net assets (000)                                              $1,012
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                       .76%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                       .76%
   Net investment income                                                4.96%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    34                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $10.22               $10.17               $10.73               $10.41
    -------              -------              -------              -------
        .53                  .53                  .52                  .53
        .48                  .05                 (.56)                 .32
    -------              -------              -------              -------
       1.01                  .58                 (.04)                 .85
    -------              -------              -------              -------
       (.53)                (.53)                (.52)                (.53)
         --(b)                --                   --(b)                --
         --                   --                   --(b)                --
    -------              -------              -------              -------
       (.53)                (.53)                (.52)                (.53)
    -------              -------              -------              -------
     $10.70               $10.22               $10.17               $10.73
    -------              -------              -------              -------
    -------              -------              -------              -------
      10.18%                5.99%                (.42)%               8.34%
     $  788               $  463               $  377               $  383
     $  579               $  307               $  413               $  373
        .73%                 .73%                 .69%                 .70%
        .73%                 .73%                 .69%                 .70%
       5.13%                5.31%                4.93%                4.99%

    See Notes to Financial Statements                                     35

       Prudential Municipal Series Fund     Florida Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 15, 2002

       Prudential Municipal Series Fund     Florida Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2002) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2002, dividends paid from net investment income of $.49 per Class A share, $.47 per Class B share, $.44 per Class C share and $.52 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          37

       Prudential Municipal Series Fund      Florida Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987

                       Delayne Dedrick Gold (64)            Trustee                Since 1984

                       Thomas T. Mooney (60)                Trustee                Since 1986

                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    38                                                                    39

       Prudential Municipal Series Fund      Florida Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993

                       Nancy H. Teeters (72)                Trustee                Since 1984

                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       --------------------------------------------------------------------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    40                                                                    41

       Prudential Municipal Series Fund      Florida Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee

                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)


    42                                                                    43

       Prudential Municipal Series Fund      Florida Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------------------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

      Information pertaining to the officers of the Fund who are not Trustees is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1989

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       --------------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    44                                                                    45

       Prudential Municipal Series Fund      Florida Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997 -
                                                        May 1998).

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Municipal Series Fund     Florida Series

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity
Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund,
Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                    www.prudential.com    (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
     Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
     Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


 *This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with Prudential mutual funds.

Prudential Municipal Series Fund     Florida Series

Class A     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 8/31/02

                     One Year   Five Years    Ten Years      Since Inception
With Sales Charge      1.36%     4.87%       5.85% (5.40)     6.64% (6.10)
Without Sales Charge   4.49%     5.51%       6.17% (5.73)     6.92% (6.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida
Series (Class A shares) with a similar
investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares
(August 31, 1992) and the account values at the end of the current fiscal year (August
31, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                          www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment


                         (CHART)

Average Annual Total Returns as of 8/31/02

                       One Year     Five Years     Since Inception
With Sales Charge       -0.75%       5.04%          5.85% (5.62)
Without Sales Charge     4.24%       5.20%          5.85% (5.62)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida
Series (Class B shares) with a similar
investment in the Index by portraying the initial account values at the commencement of operations of Class B shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares automatically convert to Class A shares on a quarterly basis. The numbers in parentheses show the Series' average annual total returns without waiver of management fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund     Florida Series

Class C     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 8/31/02

                       One Year     Five Years     Since Inception
With Sales Charge        1.96%        4.73%         4.92% (4.54)
Without Sales Charge     3.99%        4.94%         5.03% (4.66)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida
Series (Class C shares) with a similar
investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (July 26, 1993) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                         www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 8/31/02

One Year     Five Years     Since Inception
 4.85%         5.73%         5.80% (5.76)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida
Series (Class Z shares) with a similar
investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares (December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant
Secretary
Maryanne Ryan, Anti-Money Laundering
     Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
     Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq       CUSIP
-----------      -------     ------
   Class A       PFLAX     74435M507
   Class B       PFABX     74435M606
   Class C       PFLCX     74435M614
   Class Z       PFLZX     74435M424

MF148E     IFS-A074901

ANNUAL REPORT
AUGUST 31, 2002

PRUDENTIAL
Municipal Series Fund/
New Jersey Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(Logo) Prudential Financial

Prudential Municipal Series Fund     New Jersey Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/02

          56.4%    Revenue Bonds
          21.4     General Obligation Bonds
          15.8     Prerefunded
           2.1     Miscellaneous
           4.3     Cash Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 8/31/02

           2.9%    AAA
          57.4     AAA Insured
          12.9     AA
           4.7     A
           6.6     BBB
           0.6     BB
           4.3     Cash Equivalents
          10.6     Not Rated* (Prudential ratings used):
                   5.4     AAA
                   0.5     BBB
                   4.1     BB
                   0.6     B

*Not rated bonds are believed to be of comparable quality to rated investments.

Ten Largest Issuers

Expressed as a percentage of
total investments as of 8/31/02

     8.3%     New Jersey State Transportation
              Trust Fund Authority*

     5.2      New Jersey State
              Turnpike Authority

     4.6      Puerto Rico Telecommunication
              Authority*

     4.5      New Jersey State
              Highway Authority

     4.4      Port Authority of New York
              and New Jersey

     4.4      Puerto Rico Electric
              Power Authority*

     3.8      New Jersey Economic Development
              Authority School Facility

     3.4      Union County Improvement
              Authority*

     3.3      Jackson Township
              School District

     3.1      New Jersey Economic Development
              Authority Water Facility

Holdings are subject to change.

* Some issues are prerefunded which means that they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details see the Portfolio of Investments.

                                       www.prudential.com  (800) 225-1852

Annual Report     August 31, 2002

Cumulative Total Returns(1)     As of 8/31/02

               One Year  Five Years     Ten Years        Since Inception(2)
Class A          5.24%    32.52%      78.99%  (77.24)     131.19%  (125.85)
Class B          4.98     30.62       72.96   (71.27)     160.97   (148.91)
Class C          4.73     29.01            N/A             54.00    (53.32)
Class Z          5.58     34.73            N/A             40.77    (40.65)
Lipper NJ Muni
 Debt Funds
 Avg.(3)         4.47     28.48            77.41                 ***
Lehman Bros.
 Muni Bond
 Index(4)        6.24     36.49            91.94                 ****


Average Annual Total Returns(1)     As of 9/30/02

          One Year     Five Years     Ten Years     Since Inception(2)
Class A     5.39%        5.30%       5.85% (5.76)     6.74%   (6.55)
Class B     3.28         5.48        5.81  (5.72)     6.95    (6.60)
Class C     5.94         5.17            N/A          5.56    (5.50)
Class Z     8.89         6.28            N/A          6.43    (6.41)


Distributions and Yields     As of 8/31/02
                                                    Taxable Equivalent
          Total Distributions     30-Day         Yields(5) at Tax Rates of
          Paid for 12 Months     SEC Yield            35%       38.6%
Class A          $0.53            3.40%               5.59%     5.91%
Class B          $0.50            3.25                5.34      5.65
Class C          $0.47            2.98                4.90      5.18
Class Z          $0.56            3.75                6.16      6.52

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1) Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. (2) Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class Z, 12/6/96. (3) The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper New Jersey Municipal (Muni)
Debt Funds category. Funds in the Lipper Single-State Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).
(4)The Lehman Brothers Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. Investors cannot invest directly in an index. The returns for the Lipper Average and the Lehman Brothers Muni Bond Index would be lower if they included the effect of sales charges, operating expenses, or taxes. (5) Taxable equivalent yields reflect federal and applicable state tax rates. ***Lipper Since Inception returns are 132.60% for Class A, 170.05% for Class B, 58.07% for Class C, and 33.60% for Class Z, based on all funds in each share class. ****Lehman
Brothers Muni Bond Index returns are 146.36% for Class A, 185.94% for Class B, 71.42% for Class C, and 42.80% for Class Z.

(Logo) Prudential Financial               October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the New Jersey Series--the 12 months ended August 31, 2002--was a time of significant developments in the U.S. economy and the financial markets. The economy began to recover from its first recession in a decade, helped by 11 short-term interest-rate cuts by the Federal Reserve (the
Fed) in 2001. The economic recovery slowed and accounting scandals involving high-profile firms in the United States roiled financial markets in 2002. As a result, the Fed has left short-term rates near record lows.

In this environment characterized by investor pessimism and distrust, demand increased for high-quality debt securities, including investment-grade municipal bonds, but declined for riskier assets such as stocks. This flight-to-quality trend affected the Series' performance. For our fiscal year, the return on the Series' Class A shares exceeded the average return of its peers, as represented by the Lipper New Jersey Municipal Debt Funds Average. However, the return on the Class A shares lagged its benchmark, the Lehman Brothers Municipal Bond Index.

The Series' management team explains conditions in the tax-exempt bond market and the Series' investments on the following pages. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     New Jersey Series

Annual Report     August 31, 2002

INVESTMENT ADVISER'S REPORT

FLIGHT-TO-QUALITY TREND AIDED MUNICIPAL BONDS
The investment environment for municipal bonds grew more favorable during our fiscal year that began September 1, 2001. Demand for municipal bonds increased as changing economic conditions in the United States led to a shift in the outlook for monetary policy and as investors fled the stock market.

Shortly after our reporting period began, terrorists attacked the United States on September 11, inflicting further damage on an already weakened economy. The Fed responded by cutting short-term rates in each of the first four months of our fiscal year. Those four reductions were in addition to seven other rate cuts earlier in 2001. Bond investors believed that lower borrowing costs and lower taxes would revitalize the economy, leading to rising inflation and higher interest rates. Therefore they required higher yields on municipal bonds in November and December 2001, which pushed bond prices lower.

The sell-off in municipal bonds continued in 2002 as the economy began to recover in the first three months of the year. Improving economic conditions lent credence to the view that the Fed might soon increase short-term rates to take back some of its rate cuts. However, the economic expansion slowed in the spring of 2002 and inflation remained tame, which led to the realization that the Fed was not going to tighten monetary policy. There was also speculation in the summer that the economy might sink into a so-called "double dip" recession that could prompt the Fed to resume cutting short-term rates. Consequently, market interest rates fell in the spring and summer of 2002, driving municipal bond prices higher.

Municipal bonds rallied as news of fraud at key U.S. firms and fear that the United States and Iraq may go to war made the bear market in stocks worse and sent investors seeking refuge in U.S. Treasuries, high-grade municipal bonds, and other relatively conservative assets. State and local government took advantage of the low rates by issuing a flood of new long-term bonds,

Prudential Municipal Series Fund     New Jersey Series

Annual Report     August 31, 2002

which by the close of 2002 are expected to exceed the record $292.2 billion sold in 1993.

The fragile economy and bear market in stocks reduced the tax revenues collected by many state and local governments, including New Jersey. Like many other states, New Jersey had to resort to nonrecurring revenue streams to balance its budget in 2002. We believe New Jersey will be challenged to come up with new sources of revenue to balance its budget in the future if economic growth does not pick up and boost tax revenues. The ratings for New Jersey general obligation bonds stand at Aa2 by Moody's Investors Service and AA by Standard & Poor's Ratings Services after being downgraded in 2002. We limited the Series' exposure to these bonds, which accounted for less than 2% of the Series' total investments as of August 31, 2002.

HIGH-QUALITY BOND EXPOSURE HELPED THE SERIES
With growing concern about the creditworthiness of bonds and frequent changes in the direction of market interest rates, our investment strategy aimed to strike the right balance in the Series with regard to credit quality and interest-rate sensitivity. First, we strove for the appropriate mix of high-quality bonds versus low-quality bonds. Second, we attempted to balance the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, the Series benefited from its exposure to bonds rated AAA (both insured and uninsured) that accounted for roughly 60% of its total investments as of August 31, 2002. AAA-rated bonds rallied solidly during our fiscal year, based on Lehman Brothers indexes.
We believe that their prices were aided by the flight-to-quality trend. By contrast, municipal bonds of below-investment-grade quality (considered to be rated BB or lower) comprised 5% of the Series' total investments as of August 31, 2002, and did not perform as well because there was little demand for such bonds amid the sluggish economic conditions and geopolitical uncertainties.

                                       www.prudential.com  (800) 225-1852

OUR COUPON BARBELL STRATEGY
In positioning the Series to perform well in the volatile interest-rate environment, we employed a barbell strategy that focused on two types of bonds. One side of our barbell emphasized AAA-rated, insured zero coupon bonds, which are so named because they provide no interest income and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher-coupon rates provided the Series with considerable interest income. Prices of these bonds tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell strategy. For example, when it seemed that the strong economic recovery would prompt the Fed to increase short-term rates, we sold some zero coupon bonds in early 2002 and reinvested the proceeds in additional intermediate-term higher-coupon bonds. However, expectations for a rate hike faded because the economy cooled in the spring of 2002. While the Series benefited from its still overweight exposure to zero coupon bonds, it would have been even better served had we not sold some of them in early 2002. Once it became clear that the Fed was not going to tighten monetary policy, zero coupon bonds rallied in the spring and summer, enabling them to post one of the highest returns in the tax-exempt market for the 12 months ended August 31, 2002, based on Lehman Brothers indexes.

This is not to say that the Series did not benefit from its considerable exposure to intermediate-term higher-coupon bonds. In fact, municipal bonds in the 15-year sector solidly outperformed longer-term bonds during our reporting period, based on Lehman Brothers indexes. Our decision to focus on the 15-year range rather than longer-term bonds was a key contributor to the Series' positive performance during our 12-month reporting period.

Prudential Municipal Series Fund     New Jersey Series

Annual Report     August 31, 2002

FAVORING THE NEW JERSEY TRANSPORTATION SECTOR
Turning to municipal market sectors, transportation bonds issued by the New Jersey State Turnpike Authority, the New Jersey State Highway Authority, and the New Jersey State Transportation Trust Fund Authority are among the Series' 10 largest issuers. We favor these bonds because the authorities represent important elements in the state's transportation network. Moreover, we believe that the New Jersey Turnpike has benefited from cost reductions and needed toll increases. In our view, other positive factors for the New Jersey transportation sector include the Highway Authority's relatively level expenses and increased non-toll revenue; and the Transportation Trust Fund Authority bonds being backed by dedicated revenues subject to appropriations by the state legislature. That said, the authorities are vulnerable to political developments that can have a negative impact on their financial health. Therefore we closely monitor each situation.

LOOKING AHEAD
Our investment strategy remains largely unchanged. We believe our coupon barbell strategy continues to offer a better balance between risk and reward than the alternative of investing solely in current coupon bonds, which are recently issued bonds that sell at a price equal to 100% of their face value. We expect our zero coupon bonds to continue to provide good potential for price appreciation if municipal bonds continue to rally and yields decline even further. We also expect our higher-coupon bonds to gain in value, reflecting the greater likelihood that they will be retired early and will be replaced by bonds with lower-coupon rates. On the other hand, if municipal bond prices fall and yields rise, we expect our higher-coupon bonds to behave defensively because their prices tend to hold up relatively well when the fixed income market sells off.

Prudential Municipal Series Fund Management Team

ANNUAL REPORT
AUGUST 31, 2002

PRUDENTIAL
Municipal Series Fund/
New Jersey Series


FINANCIAL STATEMENTS

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.1%
Municipal Bonds

Bergen Cnty., Util. Auth., Wtr.
 Poll. Ctrl. Rev., Ser. B,
 F.G.I.C.                          Aaa           5.75%        12/15/05   $    1,000       $  1,115,600
Burlington Cnty. Bridge Comn.,
 Cnty. Gtd. Govtl. Leasing Prog.   AA(d)         5.25          8/15/21        1,000          1,045,750
 Cnty. Rev., Gtd. Govtl. Leasing
 Prog.                             AA(d)         5.25          8/15/20        1,025          1,080,237
Cape May Cnty. Ind. Poll. Ctrl.,
 Fin. Auth. Rev., Atlantic Cnty.
 Elec. Co., Ser. A, M.B.I.A.       Aaa           6.80          3/01/21        2,615          3,317,415
Carteret Brd. of Ed.,
 C.O.P., M.B.I.A.                  Aaa           6.00          1/15/24          430            474,595
 C.O.P., M.B.I.A.                  Aaa           5.75          1/15/30        1,155          1,243,970
Delaware River Port Auth., Penn.
 & NJ Port Dist. Proj., Ser. B,
 F.S.A.                            Aaa           5.625         1/01/26        5,000          5,448,850
Essex Cnty. Impvt. Auth.,
 Lease-Cogen Facs. Proj. Rev.,
 F.G.I.C.                          Aaa           5.25          1/01/19        1,110          1,179,786
Gloucester Cnty. Impvt. Auth.,
 Solid Wste. Rec. Rev. Wste.
 Mgmt. Proj., Ser. A               BBB(d)        6.85         12/01/29        3,000          3,293,700
Hudson Cnty. Impvt. Auth.,
 Solid Wste. Sys. Rev.             AAA(d)        7.10          1/01/20        1,935(e)       2,004,815
 Solid Wste. Sys. Rev., Ser. A     AAA(d)        6.10          7/01/20        1,500(e)       1,652,490
Jackson Twnshp.,
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/04        1,020          1,107,383
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/05          940          1,054,116
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/10        1,600          1,938,976
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/11        1,600          1,964,288
Jersey City, G.O., Ser. A,
 F.S.A.                            Aaa           9.25          5/15/04        4,310          4,850,345
Lenape Regl. High Sch. Dist.,
 G.O., M.B.I.A.                    Aaa           7.625         1/01/12          400(f)         517,452
Middle Twnshp. Sch. Dist., G.O.,
 F.G.I.C.                          Aaa           7.00          7/15/05        1,200          1,363,392

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Middlesex Cnty., Impvt. Auth.,
 Util. Sys. Rev., C.A.B.S.,
 Perth Amboy Proj., Ser. B,
 A.M.B.A.C.                        Aaa           Zero          9/01/19   $    4,000       $  1,797,600
Millburn Twnshp.,
 Sch. Dist., Brd. of Ed.           Aa1           5.35%         7/15/13        1,140          1,297,240
 Sch. Dist., Brd. of Ed.           Aa1           5.35          7/15/14        1,135          1,291,346
 Sch. Dist., Brd. of Ed.           Aa1           5.35          7/15/16        1,150          1,303,513
 Sch. Dist., Brd. of Ed.           Aa1           5.35          7/15/17        1,150          1,296,499
New Jersey Econ. Dev. Auth.
 Econ. Masonic Charity Fdn.,
 Proj. Dev Rev.                    A+(d)         5.875         6/01/18          250            279,362
 Proj. Dev Rev.                    A+(d)         6.00          6/01/25        1,150          1,262,769
New Jersey Econ. Dev. Auth.,
 Sch. Facs. Constrs., Ser. A       Aaa           5.25          6/15/18        4,500          4,799,745
 Sch. Facs. Constrs., Ser. A       Aaa           5.25          6/15/19        2,000          2,119,700
New Jersey Econ. Dev. Auth.,
 Dist. Heating & Cooling Rev.,
 Trigen-Trenton Proj., Ser. A      BBB-(d)       6.20         12/01/10          600            601,764
New Jersey Econ. Dev. Auth.,
 Econ. Dev. Rev., C.A.B.S.
 Kapkowski Rd. Landfill            Baa3          6.50          4/01/28        2,000          2,158,700
 Kapkowski Rd. Landfill, Ser. A    Aaa           Zero          4/01/08        1,020            851,435
 Kapkowski Rd. Landfill, Ser. A    Aaa           6.375         4/01/31        2,000(e)       2,459,460
 Nat'l. Assoc. of Accountants      NR            7.65          7/01/09          860            866,802
New Jersey Econ. Dev. Auth.,
 Nat. Gas Facs. Rev., NUI Corp.
 Proj., Ser. A, M.B.I.A., A.M.T.   Aaa           5.70          6/01/32        1,500          1,578,900
New Jersey Econ. Dev. Auth.,
 Rev., C.A.B.S.
 First Mtge. - Franciscan Oaks
 Proj.                             NR            5.70         10/01/17        2,040          1,849,852
 First Mtge. - Keswick Pines       NR            5.75          1/01/24        1,750          1,599,482
 First Mtge. - The Evergreens      NR            5.875        10/01/12        1,200          1,198,296
 First Mtge. - The Evergreens      NR            6.00         10/01/17        1,425          1,376,949
 First Mtge. - The Evergreens      NR            6.00         10/01/22        1,400          1,322,006
 Trans. Proj. Sublease, Ser. A     Aaa           6.00          5/01/16        1,350          1,517,522

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth.,
 Wtr. Facs. Rev., F.G.I.C.,
 A.M.T.                            NR            10.302%(c)   11/01/29   $    5,000       $  5,551,150
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev.,
 Atlantic City Med. Ctr.           A3            6.25          7/01/17        1,750          1,934,660
 Englewood Hosp. & Med. Ctr.       Baa3          6.75          7/01/24        1,230          1,250,762
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(d)        6.00          7/01/09          835(e)         917,415
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.00          7/01/09          630            686,133
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(d)        6.25          7/01/21          850(e)         937,720
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.25          7/01/21          650            707,850
 Pascak Valley Hosp. Assoc.        BB+(d)        5.125         7/01/28        1,500          1,147,065
 Robert Wood Johnson Univ. Hosp.   A1            5.75          7/01/31        2,000          2,100,080
 South Jersey Hosp.                Baa1          6.00          7/01/26        1,000          1,018,490
 South Jersey Hosp.                Baa1          6.00          7/01/32        1,000          1,016,990
 St. Joseph's Hosp. & Med. Ctr.,
 Ser. A, CONNIE LEE                AAA(d)        5.70          7/01/11        4,375          4,770,937
 St. Peters Univ. Hosp., Ser. A    Baa2          6.875         7/01/30        1,750          1,878,888
New Jersey St. Ed. Facs. Auth.
 Rev.,
 Coll. of New Jersey, Ser. C,
 F.G.I.C.                          Aaa           5.375         7/01/17        1,000          1,094,660
 Felician College of Lodi, Ser.
 D                                 NR            7.375        11/01/22        1,235          1,162,839
 Princeton Theological, Ser. B     Aaa           5.90          7/01/26        2,500          2,646,575
New Jersey St. Hwy. Auth.,
 Garden St. Pkwy.,
 Gen. Rev.                         A1            6.20          1/01/10        3,035          3,554,562
 Gen. Rev.                         A1            5.75          1/01/14        2,500          2,835,250
 Gen. Rev.                         A1            5.625         1/01/30        1,650          1,763,883
New Jersey St. Tpke. Auth.,
 Tpke. Rev.,
 Ser. A, M.B.I.A.                  Aaa           5.75          1/01/18        7,500          8,306,775
 Ser. C, M.B.I.A.                  Aaa           6.50          1/01/09        1,000          1,181,560

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey St. Trans. Trust
 Fund Auth.,
 Gen. Rev., M.B.I.A.               NR            16.708%(c)   12/15/08   $    2,475       $  4,132,854
 Trans. Sys., Ser. A               Aa3           5.75          6/15/20        4,150          4,769,139
 Trans. Sys., Ser. B               Aaa           6.00         12/15/19        2,000          2,296,020
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75          6/15/14        1,315(e)       1,474,615
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75          6/15/14        2,185          2,407,935
North Brunswick Twnshp.,
 Brd. of Ed., G.O.                 Aa3           6.80          6/15/06          350            406,280
 Brd. of Ed., G.O.                 Aa3           6.80          6/15/07          350            414,264
Port Auth. of New York & New
 Jersey,
 Cons. Ser. 125, F.S.A.            Aaa           5.00         10/15/18        1,500          1,577,385
 Cons. Ser. 127, A.M.B.A.C.,
 A.M.T.                            Aaa           5.50         12/15/15        3,000          3,377,490
 Ser. 96, F.G.I.C., A.M.T.         Aaa           6.60         10/01/23        2,750          2,997,115
Puerto Rico Comnwlth.,
 G.O., C.A.B.S. Rfdg., M.B.I.A.    Aaa           Zero          7/01/16        2,000          1,122,260
 G.O., Pub. Impvt., M.B.I.A.       Aaa           Zero          7/01/19        2,500          1,179,875
Puerto Rico Elec. Pwr. Auth.,
 Pwr. Rev., Ser. 95-X, M.B.I.A.    Aaa           6.00          7/01/12        3,295(e)       3,675,935
 Rfdg., Ser. JJ, M.B.I.A.          Aaa           5.25          7/01/15        3,800          4,289,364
Puerto Rico Pub. Fin. Corp.
 Comnwlth. Apprec., Ser. A         Aaa           5.50          8/01/17        1,500          1,660,230
Puerto Rico Tel. Auth. Rev.,
 Ser. 1, M.B.I.A., R.I.B.S.        Aaa           8.969(c)     11/25/07        7,875(e)       8,309,070
Rutgers - The St. Univ. of New
 Jersey, Ser. A                    Aa3           6.40          5/01/13        2,000          2,384,020
Sparta Twnshp. Sch. Dist.,
 M.B.I.A.                          Aaa           5.75          9/01/14        1,000(e)       1,130,640
Tobacco Settlement Fin. Corp.
 Asset Bkd.                        A1            6.00          6/01/37        1,000            975,670
 Asset Bkd.                        A1            6.125         6/01/42        2,000          1,950,060
Union City Sch. Impvt., F.S.A.     Aaa           6.375        11/01/08        1,545          1,836,619

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Union Cnty. Impvt. Auth. Rev.,
 Plainfield Brd. of Ed. Proj.,
 F.G.I.C.                          AAA(d)        6.25%         8/01/14   $    1,175(e)    $  1,379,015
 F.G.I.C.                          AAA(d)        6.25          8/01/15        1,250(e)       1,467,038
 F.G.I.C.                          AAA(d)        6.25          8/01/16        1,330(e)       1,560,928
 F.G.I.C.                          AAA(d)        6.25          8/01/17        1,415(e)       1,660,686
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                      BBB-(d)       6.50         10/01/24          750            836,482
                                                                                          ------------
Total long-term investments
 (cost $159,110,552)                                                                       173,217,335
                                                                                          ------------
SHORT-TERM INVESTMENTS  4.2%
New Jersey Econ. Dev. Auth.
 Rev., Rfdg., El Dorado
 Terminals-A, F.R.D.D.             P-2           2.20          9/03/02        4,600          4,600,000
New Jersey Econ. Dev. Auth. Wtr.
 Facs. Rev., Rfdg., Utd. Wtr.
 New Jersey Proj. C, A.M.T.,
 F.R.D.D.                          VMIG1         1.80          9/03/02        2,325          2,325,000
Port Auth. New York & New
 Jersey, Spec. Oblig. Rev.
 Versatile Structure Oblig.,
 Ser. 2, F.R.D.D.                  VMIG1         1.85          9/03/02          900            900,000
                                                                                          ------------
Total short-term investments
 (cost $7,825,000)                                                                           7,825,000
                                                                                          ------------
Total Investments  98.3%
 (cost $166,935,552; Note 5)                                                               181,042,335
Other assets in excess of
 liabilities  1.7%                                                                           3,080,954
                                                                                          ------------
Net Assets  100%                                                                          $184,123,289
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S--Capital Appreciation Bonds.
    CONNIE LEE--College Construction Loan Insurance Association.
    C.0.P.--Certificates of Participation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Partial principal amount pledged as collateral for financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $166,935,552)                          $ 181,042,335
Cash                                                                      23,318
Interest receivable                                                    2,241,629
Receivable for investment sold                                         1,264,162
Receivable for Series shares sold                                        249,750
Other assets                                                               3,554
                                                                 -----------------
      Total assets                                                   184,824,748
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                     342,183
Dividends payable                                                        128,714
Accrued expenses                                                          83,826
Management fee payable                                                    77,777
Distribution fee payable                                                  48,835
Due to broker - variation margin                                          10,313
Deferred trustees' fees                                                    9,811
                                                                 -----------------
      Total liabilities                                                  701,459
                                                                 -----------------
NET ASSETS                                                         $ 184,123,289
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     163,640
   Paid-in capital in excess of par                                  169,071,800
                                                                 -----------------
                                                                     169,235,440
   Accumulated net realized gain on investments                          845,605
   Net unrealized appreciation on investments                         14,042,244
                                                                 -----------------
Net assets, August 31, 2002                                        $ 184,123,289
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($140,189,951 / 12,461,071 shares of beneficial interest
      issued and outstanding)                                             $11.25
   Maximum sales charge (3% of offering price)                               .35
                                                                 -----------------
   Maximum offering price to public                                       $11.60
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($37,187,965 / 3,304,172 shares of beneficial
      interest issued and outstanding)                                    $11.25
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($5,598,569
      / 497,541 shares of beneficial interest issued and
      outstanding)                                                        $11.25
   Sales charge (1% of offering price)                                       .11
                                                                 -----------------
   Offering price to public                                               $11.36
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($1,146,804 / 101,258 shares of beneficial interest
      issued and outstanding)                                             $11.33
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $10,168,570
                                                                 -----------------
Expenses
   Management fee                                                       889,789
   Distribution fee--Class A                                            343,789
   Distribution fee--Class B                                            178,717
   Distribution fee--Class C                                             30,755
   Custodian's fees and expenses                                         89,000
   Registration fees                                                     45,000
   Transfer agent's fees and expenses                                    60,000
   Reports to shareholders                                               38,000
   Audit fee                                                             13,000
   Legal fees and expenses                                               13,000
   Trustees' fees                                                        10,000
   Miscellaneous expenses                                                 9,912
                                                                 -----------------
      Total expenses                                                  1,720,962
Less: custodian fee credit (Note 1)                                        (321)
                                                                 -----------------
    Net expenses                                                      1,720,641
                                                                 -----------------
Net investment income                                                 8,447,929
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                            1,273,205
   Financial futures transactions                                      (275,555)
   Interest rate swaps                                                   15,914
                                                                 -----------------
                                                                      1,013,564
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (225,288)
   Financial futures contracts                                          (64,539)
   Interest rate swaps                                                  (17,619)
                                                                 -----------------
                                                                       (307,446)
                                                                 -----------------
Net gain on investments                                                 706,118
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 9,154,047
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2002               2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   8,447,929      $   8,242,033
   Net realized gain on investment transactions        1,013,564            390,003
   Net change in unrealized appreciation
      (depreciation) on investments                     (307,446)         8,966,243
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                       9,154,047         17,598,279
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (6,620,866)        (6,311,288)
      Class B                                         (1,633,173)        (1,819,042)
      Class C                                           (176,892)          (101,927)
      Class Z                                            (30,147)            (9,776)
                                                  ---------------    ---------------
                                                      (8,461,078)        (8,242,033)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                           (290,862)                --
      Class B                                            (74,147)                --
      Class C                                             (7,540)                --
      Class Z                                               (917)                --
                                                  ---------------    ---------------
                                                        (373,466)                --
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                      17,942,628         11,545,045
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    5,019,673          4,777,412
   Cost of shares reacquired                         (20,656,328)       (19,335,417)
                                                  ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                        2,305,973         (3,012,960)
                                                  ---------------    ---------------
Total increase                                         2,625,476          6,343,286
NET ASSETS
Beginning of year                                    181,497,813        175,154,527
                                                  ---------------    ---------------
End of year                                        $ 184,123,289      $ 181,497,813
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of six series. These financial statements relate only to New Jersey Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations.

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series
                                                                          19

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes market discount and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

      As required, effective September 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Series did not accrete market discount on debt securities. Upon initial adoption, the Series was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the accretion been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Series' net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to undistributed net investment income and a decrease in unrealized appreciation on investments of $72,866.

      The current adjustments for the year ended August 31, 2002 was to increase net investment income, increase net unrealized appreciation and decrease net realized gains by $18,635, $18,562 and $37,197, respectively.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory
                                                                          21

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

agreement with Prudential Investment Management, Inc. ('PIM'). PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2002.

      PIMS advised the Series that it has received approximately $44,100 and $19,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended August 31, 2002, it received approximately $33,400 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2002, the amounts of the commitment were as follows: $500 million from September 1, 2001 through September 13, 2001. $930

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds the ability to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $52,300 for the services of PMFS. As of August 31, 2002, approximately $4,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount incurred by the Series during the year ended August 31, 2002 was approximately $6,740 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $730 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2002, were $43,302,353 and $48,296,363, respectively.

      During the year ended August 31, 2002, the Series entered into financial futures contracts. Details of open contracts at August 31, 2002 were as follows:

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

                                                    Value at        Value at         Unrealized
Number of                          Expiration      August 31,         Trade         Appreciation
Contracts           Type              Date            2002            Date         (Depreciation)
---------     -----------------    -----------    ------------     -----------     --------------
               Long Position:
               Municipal Bond
    30              Index          Dec. 2002      $  3,210,938     $ 3,196,034        $ 14,904
              Short Positions:
               Municipal Bond
    10              Index          Sept. 2002        1,080,313       1,079,343            (970)
                U.S. Treasury
    60           Bond Future       Dec. 2002         6,581,250       6,502,777         (78,473)
                                                                                   --------------
                                                                                      $(64,539)
                                                                                   --------------
                                                                                   --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended August 31, 2002, the adjustments were to decrease net investment income by $59,717, increase accumulated net realized gain on investment by $6,796 and increase paid-in-capital in excess of par by $52,921 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended August 31, 2002, the tax character of the dividends and distributions paid, as reflected in the Statement of Changes in Net Assets, was $8,834,544 which consisted of $8,429,294 tax-exempt income and $405,250 ordinary income.

      As of August 31, 2002, the components of distributable earnings on a tax basis were $91,277 (includes a timing difference of $128,714 for dividends payable), $10,446 and $716,316, tax-exempt income, ordinary income and long-term capital gains, respectively.

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2002 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $166,881,248       $14,501,642         $(340,555)        $14,161,087

      The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended August 31, 2002:
Shares sold                                                      697,343    $  7,681,399
Shares issued in reinvestment of dividends and
  distributions                                                  352,078       3,877,424
Shares reacquired                                             (1,546,658)    (17,071,058)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (497,237)     (5,512,235)
Shares issued upon conversion from Class B                       442,339       4,862,235
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (54,898)   $   (650,000)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2001:
Shares sold                                                      449,836    $  4,957,289
Shares issued in reinvestment of dividends and
  distributions                                                  332,138       3,612,341
Shares reacquired                                             (1,311,294)    (14,257,298)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (529,320)     (5,687,668)
Shares issued upon conversion from Class B                     1,530,504      16,527,548
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                  1,001,184    $ 10,839,880
                                                             -----------    ------------
                                                             -----------    ------------

                                                                          25

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

Class B                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended August 31, 2002:
Shares sold                                                      592,645    $  6,548,409
Shares issued in reinvestment of dividends and
  distributions                                                   90,282         994,751
Shares reacquired                                               (284,209)     (3,138,720)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     398,718       4,404,440
Shares reacquired upon conversion into Class A                  (442,233)     (4,862,235)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (43,515)   $   (457,795)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2001:
Shares sold                                                      506,047    $  5,512,298
Shares issued in reinvestment of dividends and
  distributions                                                   98,915       1,074,103
Shares reacquired                                               (419,030)     (4,538,128)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     185,932       2,048,273
Shares reacquired upon conversion into Class A                (1,530,060)    (16,527,548)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (1,344,128)   $(14,479,275)
                                                             -----------    ------------
                                                             -----------    ------------
Class C
-----------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                      236,734    $  2,617,649
Shares issued in reinvestment of dividends and
  distributions                                                   11,218         123,673
Shares reacquired                                                (13,473)       (148,908)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    234,479    $  2,592,414
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2001:
Shares sold                                                       73,770    $    810,525
Shares issued in reinvestment of dividends and
  distributions                                                    7,703          83,836
Shares reacquired                                                (42,259)       (457,813)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     39,214    $    436,548
                                                             -----------    ------------
                                                             -----------    ------------
Class Z
-----------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                       98,460    $  1,095,171
Shares issued in reinvestment of dividends and
  distributions                                                    2,144          23,825
Shares reacquired                                                (26,951)       (297,642)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     73,653    $    821,354
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2001:
Shares sold                                                       24,058    $    264,933
Shares issued in reinvestment of dividends and
  distributions                                                      648           7,132
Shares reacquired                                                 (7,437)        (82,178)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     17,269    $    189,887
                                                             -----------    ------------
                                                             -----------    ------------

                                                        ANNUAL REPORT
                                                        AUGUST 31, 2002

            PRUDENTIAL
            MUNICIPAL SERIES FUND/
            NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights

                                                                     Class A
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  11.23
                                                                   ----------
Income from investment operations
Net investment income                                                     .53
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                   ----------
   Total from investment operations                                       .57
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.53)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.02)
                                                                   ----------
   Total distributions                                                   (.55)
                                                                   ----------
Net asset value, end of year                                         $  11.25
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         5.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $140,190
Average net assets (000)                                             $137,516
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .91%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 4.81%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 25%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.65             $  10.67             $  11.31             $  10.97
----------------     ----------------     ----------------     ----------------
         .52                  .52                  .52                  .53
         .58                  .03                 (.55)                 .36
----------------     ----------------     ----------------     ----------------
        1.10                  .55                 (.03)                 .89
----------------     ----------------     ----------------     ----------------
        (.52)                (.52)                (.52)                (.53)
          --                   --                   --(b)                --
          --                   --(b)                --                   --
          --                 (.05)                (.09)                (.02)
----------------     ----------------     ----------------     ----------------
        (.52)                (.57)                (.61)                (.55)
----------------     ----------------     ----------------     ----------------
    $  11.23             $  10.65             $  10.67             $  11.31
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       10.67%                5.39%                (.40)%               8.40%
    $140,608             $122,664             $123,692             $114,090
    $132,389             $122,573             $125,547             $107,206
         .95%                 .92%                 .84%                 .71%
         .70%                 .67%                 .64%                 .61%
        4.77%                4.95%                4.66%                4.85%
          22%                  28%                  15%                  18%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                     Class B
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  11.24
                                                                     --------
Income from investment operations
Net investment income                                                     .50
Net realized and unrealized gain (loss) on investment
transactions                                                              .03
                                                                     --------
   Total from investment operations                                       .53
                                                                     --------
Less distributions
Dividends from net investment income                                     (.50)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.02)
                                                                     --------
   Total distributions                                                   (.52)
                                                                     --------
Net asset value, end of year                                         $  11.25
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 37,188
Average net assets (000)                                             $ 35,743
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.16%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 4.56%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.66             $  10.67             $  11.31             $  10.97
    --------             --------             --------         ----------------
         .49                  .49                  .49                  .50
         .58                  .04                 (.55)                 .36
    --------             --------             --------         ----------------
        1.07                  .53                 (.06)                 .86
    --------             --------             --------         ----------------
        (.49)                (.49)                (.49)                (.50)
          --                   --                   --(b)                --
          --                   --(b)                --                   --
          --                 (.05)                (.09)                (.02)
    --------             --------             --------         ----------------
        (.49)                (.54)                (.58)                (.52)
    --------             --------             --------         ----------------
    $  11.24             $  10.66             $  10.67             $  11.31
    --------             --------             --------         ----------------
    --------             --------             --------         ----------------
       10.29%                5.23%                (.71)%               7.97%
    $ 37,621             $ 49,995             $ 79,598             $117,099
    $ 40,214             $ 61,647             $ 96,542             $128,382
        1.20%                1.17%                1.14%                1.11%
         .70%                 .67%                 .64%                 .61%
        4.52%                4.69%                4.35%                4.46%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                     Class C
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  11.24
                                                                     --------
Income from investment operations
Net investment income                                                     .47
Net realized and unrealized gain (loss) on investment
transactions                                                              .03
                                                                     --------
   Total from investment operations                                       .50
                                                                     --------
Less distributions
Dividends from net investment income                                     (.47)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                             (.02)
                                                                     --------
   Total distributions                                                   (.49)
                                                                     --------
Net asset value, end of year                                         $  11.25
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  5,598
Average net assets (000)                                             $  4,101
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.41%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 4.31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.66             $  10.67             $  11.31             $  10.97
    --------             --------             --------             --------
         .47                  .47                  .46                  .47
         .58                  .04                 (.55)                 .36
    --------             --------             --------             --------
        1.05                  .51                 (.09)                 .83
    --------             --------             --------             --------
        (.47)                (.47)                (.46)                (.47)
          --                   --                   --(b)                --
          --                   --(b)                --                   --
          --                 (.05)                (.09)                (.02)
    --------             --------             --------             --------
        (.47)                (.52)                (.55)                (.49)
    --------             --------             --------             --------
    $  11.24             $  10.66             $  10.67             $  11.31
    --------             --------             --------             --------
    --------             --------             --------             --------
       10.02%                4.96%                (.95)%               7.70%
    $  2,956             $  2,385             $  1,825             $  1,354
    $  2,390             $  2,077             $  1,622             $  1,274
        1.45%                1.42%                1.39%                1.36%
         .70%                 .67%                 .64%                 .61%
        4.27%                4.45%                4.13%                4.21%

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $11.31
                                                                     -------
Income from investment operations
Net investment income                                                    .56
Net realized and unrealized gain (loss) on investment
transactions                                                             .04
                                                                     -------
   Total from investment operations                                      .60
                                                                     -------
Less distributions
Dividends from net investment income                                    (.56)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
Distributions from net realized gains on investment
transactions                                                            (.02)
                                                                     -------
   Total distributions                                                  (.58)
                                                                     -------
Net asset value, end of year                                          $11.33
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $1,147
Average net assets (000)                                              $  598
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .66%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .66%
   Net investment income                                                5.04%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    34                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.73             $  10.75             $  11.32             $  10.98
    --------             --------             --------             --------
         .55                  .55                  .54                  .55
         .58                  .03                 (.48)                 .36
    --------             --------             --------             --------
        1.13                  .58                  .06                  .91
    --------             --------             --------             --------
        (.55)                (.55)                (.54)                (.55)
          --                   --                   --(b)                --
          --                   --(b)                --                   --
          --                 (.05)                (.09)                (.02)
    --------             --------             --------             --------
        (.55)                (.60)                (.63)                (.57)
    --------             --------             --------             --------
    $  11.31             $  10.73             $  10.75             $  11.32
    --------             --------             --------             --------
    --------             --------             --------             --------
       10.80%                5.66%                 .45%                8.51%
    $    312             $    111             $     62             $     92
    $    194             $     72             $     77             $     30
         .70%                 .67%                 .64%                 .61%
         .70%                 .67%                 .64%                 .61%
        5.03%                5.22%                4.86%                4.96%

    See Notes to Financial Statements                                     35

       Prudential Municipal Series Fund      New Jersey Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 15, 2002

       Prudential Municipal Series Fund      New Jersey Series
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (August 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2002, dividends paid from net investment income totalling $.53 per Class A share, $.54 per Class B share, $.47 per Class C shares and $.56 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.0235 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid distributions of $.0020 per Class A, B, C and Z share, which represents dividends from special taxable ordinary income. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2002. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 2002.

Prudential Municipal Series Fund
New Jersey Series

www.prudential.com      (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987

                       Delayne Dedrick Gold (64)            Trustee                Since 1984

                       Thomas T. Mooney (60)                Trustee                Since 1986

                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------  ----------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------  -----------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    38                                                                    39

Prudential Municipal Series Fund
New Jersey Series

www.prudential.com      (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993

                       Nancy H. Teeters (72)                Trustee                Since 1984

                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------  -------------------------------------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------       --------------------
                       Richard A. Redeker (59)

                       Nancy H. Teeters (72)

                       Louis A. Weil, III (61)


    40                                                                    41

Prudential Municipal Series Fund
New Jersey Series

www.prudential.com      (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee

                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------  ------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------  ------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    42                                                                    43

Prudential Municipal Series Fund
New Jersey Series

www.prudential.com      (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------  ----------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------       --------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund who are not Trustees is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1989

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------  ----------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    44                                                                    45

Prudential Municipal Series Fund
New Jersey Series

www.prudential.com      (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------  --------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997 -
                                                        May 1998).

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.

  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.

 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Municipal Series Fund     New Jersey Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                       www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential Municipal Series Fund     New Jersey Series

Class A     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 8/31/02

                       One Year  Five Years   Ten Years      Since Inception
With Sales Charge        2.08%     5.15%     5.67% (5.57)     6.62% (6.42)
Without Sales Charge     5.24%     5.79%     5.99% (5.89)     6.87% (6.68)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares (August 31, 1992) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                       www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 8/31/02

                         One Year  Five Years   Ten Years     Since Inception
With Sales Charge         -0.02%     5.33%     5.63% (5.53)     6.84% (6.49)
Without Sales Charge       4.98%     5.49%     5.63% (5.53)     6.84% (6.49)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class B shares) with a similar investment in the Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (August 31, 1992) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares automatically convert to Class A shares on a quarterly basis. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund     New Jersey Series

Class C     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 8/31/02

                        One Year  Five Years  Since Inception
With Sales Charge        2.69%      5.02%      5.35% (5.30)
Without Sales Charge     4.73%      5.23%      5.49% (5.43)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class C shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                       www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(Line Graph)

Average Annual Total Returns as of 8/31/02

One Year     Five Years     Since Inception
 5.58%          6.14%         6.14% (6.13)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class Z shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares (December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

   Fund Symbols  Nasdaq      CUSIP
     Class A     PRNJX     74435M788
     Class B     PBNJX     74435M796
     Class C     PCNJX     74435M531
     Class Z     PZNJX     74435M432

MF138E     IFS-A074911

                                                     ANNUAL REPORT
                                                     AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW JERSEY MONEY MARKET SERIES

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL FINANCIAL (LOGO)

Prudential Municipal Series Fund    New Jersey Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series Fund/New Jersey Money
Market Series (the Series) seeks to provide the highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest primarily in a portfolio of short-term, tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of New Jersey, its municipalities, local governments, and other qualifying issuers (such as issuers located in Puerto Rico, Guam, and the U.S.
Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Fund Yield Comparison

                    (GRAPH)
                                      www.prudential.com   (800) 225-1852

Annual Report    August 31, 2002

Fund Facts                                                  As of 8/31/02

                        7-Day       Net Asset      Taxable Equivalent Yield*    Weighted Avg.    Net Assets
                     Current Yld.  Value (NAV)     @ 30%    @ 35%    @ 38.6%    Mat. (WAM)       (Millions)
NJ Money
Market Series           0.82%         $1.00        1.25%    1.35%    1.43%       42 Days            $217

iMoneyNet, Inc.
State Specific Retail
New Jersey Avg.**       0.72%         $1.00        1.10%    1.18%    1.25%       51 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results.
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

 *Some investors may be subject to the federal alternative minimum tax and/or state and local taxes.
  Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
  NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail
  New Jersey Average category as of August 26, 2002, the closest day to the end of our reporting period.

Weighted Average Maturity Comparison

                 (Graph)
                                                   1

PRUDENTIAL FINANCIAL (LOGO)            October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the New Jersey Money Market
Series--the year ended August 31, 2002--was a time of significant developments in the U.S. economy and the financial markets. The $10 trillion economy began to recover from its first recession in a decade, helped by repeated short-term interest-rate cuts by the Federal Reserve (the Fed) in 2001. The economic recovery slowed and accounting scandals involving high-profile companies in the United States battered financial markets in 2002. As a result, the Fed left short-term rates near record lows.

In this environment characterized by investor pessimism and distrust, money market funds that invest in taxable or tax-exempt debt securities remained a viable alternative for investors seeking investments that offered relative safety and liquidity. Through analysis of interest-rate trends and developments within the tax-exempt money market, the Series' management team crafted an investment strategy that enabled the Series to provide a competitive yield throughout its fiscal year. During this period, the Series maintained its net asset value at $1 per share.

A detailed discussion of market conditions for municipal money market securities and the Series' investments appears on the following pages. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New Jersey Money Market Series

Annual Report    August 31, 2002

INVESTMENT ADVISER'S REPORT

FACING A CHALLENGING INVESTMENT ENVIRONMENT
Municipal money market funds offered investors a welcome respite from financial markets that grew more volatile during our fiscal year that began September
1, 2001. Terrorist attacks on the United States, news of corporate fraud at key U.S. firms, and a deepening conflict in the Middle East roiled stock and bond markets. While money market investments offered some relief from volatility, these developments and the Fed's rate cuts drove municipal money market yields lower for most of our fiscal year.

With the trend toward lower yields, one of the greatest challenges we faced was finding securities that provided attractive yields to enhance the Series' income stream. Timing was critical. For example, in September and early October 2001, we invested in tax-exempt commercial paper that matured in three to six months, as well as one-year notes that provided temporary financing for various New
Jersey school districts. These purchases proved to be a good choice as yields fell sharply when the Fed continued to cut short-term rates later in 2001. (The
Fed lowered borrowing costs 11 times in 2001 to help the economy rebound from its first downturn in a decade.)

Our purchases in September and October also positioned the Series' weighted average maturity
(WAM) longer than that of the average comparable fund as measured by iMoneyNet, Inc. (WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.) We maintained a longer-than-average WAM throughout most of our fiscal year, which helped the Series provide a yield that was higher than average for much of that time.

In November 2001, we modified our strategy by
investing primarily in very short-term securities
that shortened the Series' WAM but still left it
longer than average. This approach built up liquidity
in the Series, enabling the Series to satisfy its
expected fund outflows during the 2001 holiday
season.
                                               3

Prudential Municipal Series Fund    New Jersey Money Market Series

Annual Report    August 31, 2002

RATE-HIKE FORECAST FUELED BUYING OPPORTUNITIES
The Fed's efforts to stimulate economic growth initially met with success as the economy staged a strong recovery in the first three months of 2002.
Improving economic conditions led to speculation that the Fed might soon increase short-term rates to prevent the economy from growing too fast and boosting inflation. In anticipation of tighter monetary policy, investors demanded higher yields on municipal money market issues during March and early
April 2002. We viewed the rise in yields as a good buying opportunity, and lengthened the Series' WAM in March by purchasing bond anticipation notes of Lawrence Township and Plainsboro, New Jersey, that mature in one year.

As it turned out, investing heavily during that time worked well because municipal money market yields slid sharply later in the spring of 2002. Yields fell once it became clear that the Fed would not increase short-term rates because economic growth slowed of its own accord. The Fed was also expected to leave rates unchanged as news of accounting and corporate governance scandals at U.S. firms worsened the bear market in stocks.

WEIGHING RISK OF A "DOUBLE DIP" RECESSION
In the summer of 2002, financial markets remained volatile, and some data pointed to further deterioration in economic conditions. There was even discussion in the industry that the economy might sink into a so-called double dip recession.
This concern encouraged belief that the Fed would resume reducing short-term rates, which led some investors to lock in yields on one-year securities out of fear that yields were headed sharply lower. The increased demand for one-year issues caused the municipal money market yield curve to invert, that is, yields on one-year securities fell below yields on securities that mature in one day. In light of this development, we invested in securities whose interest rates adjusted either on a daily or a weekly basis because they provided yields that were attractive relative to the yields on one-year securities. We avoided purchasing one-year securities because we do not think the economy is headed back into recession and we did not expect the Fed to resume cutting rates.

                                     www.prudential.com    (800) 225-1852

OUR CONSERVATIVE INVESTMENT STRATEGY
We were more deliberative than usual concerning the credit quality of the New Jersey securities we purchased. Of particular interest were New Jersey general obligation bonds whose ratings, after being downgraded in 2002, stand at Aa2 by Moody's Investors
Service and AA by Standard & Poor's Ratings Services.

Like many other states, New Jersey had to resort to nonrecurring revenue streams to balance its budget in 2002. We believe New Jersey will be challenged to come up with new sources of revenues to balance its budget in the future if economic growth does not pick up and boost tax revenues. We limited the Series' exposure to short-term debt securities backed by the Garden State, favoring instead money market securities backed by select counties and educational systems in New
Jersey. Under current conditions, we believe these municipalities and authorities are in better shape financially than the state.

LOOKING AHEAD
We plan to position the Series' WAM so that it is roughly in line with that of the average comparable fund as measured by iMoneyNet, Inc. We believe that a WAM that is neither significantly longer nor shorter than average provides the Series with greater flexibility to respond to changing economic conditions that influence the direction of interest rates.

We also hope to take advantage of attractive investment opportunities that typically arise toward the end of the calendar year. At that time, yields often climb because portfolio managers sell securities to provide shareholders with money to pay for holiday expenditures.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2002

                                    Moody's                                Principal
                                    Rating         Interest    Maturity    Amount         Value
Description (a)                     (Unaudited)    Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Behtlehem Twnshp. Brd. of Ed.,
 G.O., Ser. 2002                    NR             2.25%       10/10/02    $    2,642     $  2,643,397
Brigantine, B.A.N.                  NR             1.75         1/30/03         4,300        4,303,917
Burlington Twnshp., G.O., Ser.
 2001, F.G.I.C.                     Aaa            3.50        11/15/02           304          304,984
Cumberland Cnty., G.O., Ser. 2001,
 M.B.I.A.                           Aaa            3.25        10/01/02           500          500,437
Delaware River Jt. Toll Bridge
 Commn. Rev., B.A.N.                MIG1           2.25        11/01/02         2,000        2,001,007
Delaware River Port Auth.
 Merlots, Ser. 00-B4, F.R.W.D.,
 F.G.I.C.                           VMIG1          1.37         9/04/02         5,510        5,510,000
 Merlots, Ser. 00-K, F.R.W.D.,
 F.S.A.                             VMIG1          1.37         9/04/02         4,000        4,000,000
 MSDW, Ser. 396, F.R.W.D., F.S.A.   VMIG1          1.33         9/05/02         5,880        5,880,000
 Ser. A89, F.R.D.D., F.S.A.         A-1+(d)        1.80         9/03/02         2,000        2,000,000
Deptford Twnshp., G.O., M.B.I.A.    Aaa            4.35         3/01/03           465          471,027
Dumont, G.O., T.A.N.                NR             2.75         3/07/03         1,357        1,365,256
East Brunswick Twnshp., G.O.,
 B.A.N.                             NR             2.50         4/02/03         3,200        3,217,504
Fair Lawn, G.O., Ser. 2001,
 A.M.B.A.C.                         Aaa            4.00        12/01/02           575          577,823
Glen Ridge Sch. Dist., G.O.,
 Ser. 2002, F.S.A.                  Aaa            4.50         2/01/03           305          308,468
Harrison Twnshp.,
 G.O., M.B.I.A.                     Aaa            4.70        12/01/02           150          150,994
 G.O., Ser 2001, M.B.I.A.           Aaa            4.50        12/01/02           250          251,503
 G.O., Ser 2001, Util., M.B.I.A.    Aaa            4.50        12/01/02           360          362,164
Highland Park, B.A.N.               NR             2.25         4/14/03         3,103        3,117,493
Hudson Cnty. Impvt. Auth. Facs.
 Lease Rev., Hudson Cnty. Lease
 Proj., Ser. 1992, F.G.I.C.         Aaa            6.00        12/01/02         1,300(c)     1,338,642
Irvington Twnshp.,
 G.O., B.A.N.                       NR             2.70        10/30/02         2,458        2,459,248
 G.O., B.A.N.                       MIG1           2.60         3/21/03         1,128        1,131,951
Jersey City,
 G.O., B.A.N.                       MIG1           2.25         9/13/02         4,000        4,000,651
 G.O., B.A.N.                       SP-1+(d)       3.00         9/13/02         6,000        6,000,807

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                    Moody's                                Principal
                                    Rating         Interest    Maturity    Amount         Value
Description (a)                     (Unaudited)    Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Kinnelon Sch. Dist., G.O.           MIG1           2.50%        1/15/03    $    6,622     $  6,638,721
Kinnelon, G.O., F.G.I.C.            Aaa            4.50         3/01/03           255          258,493
Lawrence Twnshp., G.O., B.A.N.      NR             2.63        12/20/02         3,750        3,761,286
Livingston Twnshp. Sch. Dist.,
 G.O.                               NR             2.63        11/15/02         3,900        3,907,664
Mahwah Twnshp., Gen. Impvt., G.O.,
 Ser. 2001                          Aa1            4.50        12/01/02           650          653,987
Medford Twnshp. Brd. Of Ed., G.O.,
 F.G.I.C.                           Aaa            4.50         3/01/03           950          963,016
Morris Cunty., Gen. Impvt., G.O.,
 Ser. 2001                          Aaa            3.00         9/01/02         1,810        1,810,000
Mun. Secs. Trust Cert., G.O.,
 Ser. 2001-174, Cert. Cl. A,
 144A, F.R.D.D.                     A-1(d)         1.75         9/03/02         9,430        9,430,000
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev., Comp. Prog. Ser. A2,
 F.R.W.D.                           VMIG1          1.30         9/05/02         2,200        2,200,000
New Jersey Hsg. & Mtge. Fin.
 Agcy., Eagle Tax Exempt, Trust
 92A, Ser. 3001, F.R.W.D.           A-1+(d)        1.31         9/05/02         6,500        6,500,000
New Jersey St. Econ. Dev. Auth.,
 AFL Qual. Inc. Proj., F.R.W.D.,
 A.M.T.                             A-1+(d)        1.35         9/04/02         3,200        3,200,000
 AIRIS Newark, Ser. 1998, F.R.W.D.  A-1+(d)        1.30         9/05/02         3,700        3,700,000
 Alpha Assocs. & Avallone,
 Ser. 98, F.R.W.D.                  A-1(d)         1.35         9/04/02         2,280        2,280,000
 Dow Chemical El Dorado,
 Ser. 99A, F.R.D.D.                 P-2            2.20         9/03/02         2,300        2,300,000
 El Dorado Terminals, Ser. 99B,
 F.R.D.D.                           VMIG1          1.80         9/03/02         3,900        3,900,000
 First Mtge. Presbyterian,
 Ser. 1C, F.R.W.D.                  A-1+(d)        1.20         9/05/02         8,500        8,500,000
 Hoffman- LaRoche Inc., Proj.
 Ser. 93, F.R.D.D., A.M.T.          Aaa            1.85         9/03/02           300          300,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                    Moody's                                Principal
                                    Rating         Interest    Maturity    Amount         Value
Description (a)                     (Unaudited)    Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
 Mfg. Facs. Rev., Commerce Ctr.
 Proj., Ser. 89, F.R.W.D.           A-1(d)         1.20%        9/05/02    $    5,900     $  5,900,000
 Michael Shalit Proj., Ser. 1993,
 F.R.D.D.                           Aa2            1.90         9/03/02           395          395,000
 Mun. Loan Pool, A.M.B.A.C.         Aaa            3.50         9/15/02           890          890,419
 Oak Hill Academy Proj., F.R.W.D.   NR             1.35         9/05/02         2,270        2,270,000
 Office Court Assoc. Proj., Ser.
 89, F.R.W.D., A.M.T.               A-1(d)         1.40         9/04/02         2,550        2,550,000
 Peddie Sch. Proj., Ser. 94B,
 F.R.W.D.                           A-1(d)         1.20         9/05/02         3,000        3,000,000
 Putters, Ser. 219, F.S.A.,
 F.R.W.D.                           A-1+(d)        1.33         9/05/02         4,570        4,570,000
 Republic Svcs. Inc. Proj.,
 Ser. 2001, F.R.W.D., A.M.T.        A-1+(d)        1.35         9/04/02         2,000        2,000,000
 Ser. 92-L, F.R.W.D.                VMIG1          1.25         9/05/02         1,405        1,405,000
New Jersey St. Econ. Dev. Auth.,
 Dock Facs. Rev., Bayonne/Imtt
 Proj., Ser. B, F.R.D.D.            VMIG1          1.80         9/03/02         4,000        4,000,000
New Jersey St. Econ. Dev. Auth.,
 Wtr. Facs. Rev.,
 Utd. Wtr. Proj. Inc., Ser. 96A,
 F.R.D.D.                           VMIG1          1.90         9/03/02         3,100        3,100,000
 Utd. Wtr. Proj., Ser. 96C,
 F.R.D.D., A.M.T.                   VMIG1          1.80         9/03/02         5,000        5,000,000
New Jersey St. Tpke. Auth. Rev.,
 Ser. 1991D, F.R.W.D.               VMIG1          1.25         9/04/02         9,600        9,600,000
 Ser. 2000EEE, F.R.W.D., M.B.I.A.   VMIG1          1.37         9/04/02         5,000        5,000,000
New Jersey St. Tran. Corp.,
 Putters, Ser. 02-276, C.O.P.,
 F.R.W.D.                           A-1+(d)        1.33         9/05/02         4,000        4,000,000
New Jersey St. Trans. Trust Fund
 Auth., Merlots, Ser. A5, F.S.A.,
 F.R.W.D.                           VMIG1          1.37         9/04/02         2,280        2,280,000
New Jersey St., Ser. 2001,
 Class A, F.R.W.D.                  VMIG1          1.36         9/05/02         1,000        1,000,000
Newark,
 G.O., B.A.N.                       MIG1           3.40        10/01/02         5,000        5,004,216
 G.O., B.A.N.                       MIG1           2.50         8/01/03         2,735        2,750,952

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                    Moody's                                Principal
                                    Rating         Interest    Maturity    Amount         Value
Description (a)                     (Unaudited)    Rate        Date        (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
North Brunswick Twnshp., G.O.,
 Ser. 2002, F.S.A.                  Aaa            4.65%        1/01/03    $      225     $    226,850
Northvale Sch. Dist., G.O., Ser.
 2002, F.S.A.                       Aaa            4.25         3/01/03           162          164,021
Old Bridge Twnshp., G.O., Ser.
 2002                               Aa3            4.00         2/01/03           450          454,317
Plainsboro B.A.N., Ser. 2002        NR             3.00         2/19/03         2,000        2,011,887
Port Auth. New York & New Jersey,
 Ser. 3, F.R.D.D.                   VMIG1          1.90         9/03/02         5,000        5,000,000
 Ser. 4, F.R.D.D., A.M.T.           VMIG1          1.95         9/03/02        10,350       10,350,000
 Ser. 5, F.R.D.D.                   VMIG1          1.90         9/03/02           400          400,000
 Ser. 93-2, F.R.W.D.                NR             1.23         9/03/02         7,000        7,000,000
Rahway, G.O., F.G.I.C.              NR             4.50        12/15/02           255          256,806
Randolph Twnshp., G.O., B.A.N.      NR             2.50         9/12/02         2,500        2,500,370
Scotch Plains Twnshp., Gen.
 Impvt., G.O., F.G.I.C.             Aaa            3.50         3/15/03           255          257,421
Sea Girt, B.A.N.                    NR             2.25         6/18/03         1,984        1,990,535
Somerset Cnty. Impvt. Auth., Cnty.
 Gtd. Cap. Equip. Rev.              Aaa            3.00         2/01/03           280          281,379
Union Cnty. Impvt. Auth. Rev.,
 MTG.-Cedar Glen Hsg. Corp.,
 Ser. 01A, F.N.M.A., A.M.T.,
 F.R.W.D.                           A-1+(d)        1.40         9/05/02         4,610        4,610,000
Union Twnshp., G.O., M.B.I.A.       Aaa            4.00        11/15/02           170          170,688
Vineland, Wtr. Util., G.O.          Aaa            4.63        12/01/02           155          155,999
Washington Twnshp., B.A.N.          NR             2.50         5/30/03         2,190        2,198,462
Wayne Twnshp., Sch. Dist., G.O.     NR             1.45        12/09/02         2,723        2,723,355
                                                                                          ------------
Total Investments  100.1%
 (cost $217,668,117;(e))                                                                   217,668,117
Liabilities in excess of other
 assets  (0.1%)                                                                               (304,984)
                                                                                          ------------
Net Assets  100%                                                                          $217,363,133
                                                                                          ------------
                                                                                          ------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.A.N.--Bond Anticipation Note.
    C.O.P.--Certificates of Participation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.A.N.--Tax Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Assets and Liabilities

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $ 217,668,117
Cash                                                                      27,507
Receivable for Series shares sold                                      1,464,849
Interest receivable                                                    1,273,842
Other assets                                                               2,264
                                                                 -----------------
      Total assets                                                   220,436,579
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                   2,898,485
Management fee payable                                                    95,354
Dividends payable                                                         30,291
Distribution fee payable                                                  23,839
Accrued expenses                                                          15,423
Deferred trustees' fees                                                   10,054
                                                                 -----------------
      Total liabilities                                                3,073,446
                                                                 -----------------
NET ASSETS                                                         $ 217,363,133
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $   2,173,631
   Paid-in capital in excess of par                                  215,189,502
                                                                 -----------------
Net assets, August 31, 2002                                        $ 217,363,133
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($217,363,133 / 217,363,133 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 4,061,200
                                                                 -----------------
Expenses
   Management fee                                                     1,116,096
   Distribution fee                                                     279,024
   Custodian's fees and expenses                                         90,000
   Reports to shareholders                                               51,000
   Transfer agent's fees and expenses                                    49,000
   Legal fees and expenses                                               28,000
   Registration fees                                                     22,000
   Audit fee                                                             13,000
   Trustees' fees                                                        12,000
   Miscellaneous                                                          1,157
                                                                 -----------------
      Total expenses                                                  1,661,277
Less: Custodian fee credit (Note 1)                                        (375)
                                                                 -----------------
    Net expenses                                                      1,660,902
                                                                 -----------------
Net investment income                                                 2,400,298
Net realized gain on investment transactions                             11,927
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,412,225
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2002               2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   2,400,298      $   6,094,985
   Net realized gain on investment transactions           11,927              5,137
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                       2,412,225          6,100,122
                                                  ---------------    ---------------
Dividends and distributions paid to
shareholders
(Note 1)                                              (2,412,225)        (6,100,122)
                                                  ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                     577,611,941        684,354,758
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                2,401,800          5,979,944
   Cost of shares reacquired                        (571,201,014)      (677,244,731)
                                                  ---------------    ---------------
   Net increase in net assets from Series share
      transactions                                     8,812,727         13,089,971
                                                  ---------------    ---------------
Total increase                                         8,812,727         13,089,971
NET ASSETS
Beginning of year                                    208,550,406        195,460,435
                                                  ---------------    ---------------
End of year                                        $ 217,363,133      $ 208,550,406
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate to only New Jersey Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends and distributions:    The Series declares daily dividends from
net investment income and net realized short-term gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements Cont'd.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Management, Inc. ('PIM'). The subadvisory agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $46,300 for the services of PMFS. As of August 31, 2002, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Distributions and Tax Information
For the year ended August 31, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $2,412,225 as tax-exempt income.

      As of August 31, 2002, the accumulated undistributed earnings on a tax basis was $30,291 of tax-exempt income (includes a timing difference of $30,291 for dividends payable).
                                                                          15

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights

                                                                        Year
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $    1.00
Net investment income and net realized gains                                .01
Dividends and distributions                                                (.01)
                                                                   ---------------
Net asset value, end of year                                          $    1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 217,363
Average net assets (000)                                              $ 223,219
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
   fees                                                                     .74%
   Expenses, excluding distribution fee and service (12b-1)
   fees                                                                     .62%
   Net investment income                                                   1.08%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .03                  .03                  .03
        (.03)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.95%                3.12%                2.52%                2.87%
    $208,550             $195,460             $207,004             $200,915
    $212,370             $204,697             $209,479             $198,647
         .73%                 .72%                 .72%                 .73%
         .60%                 .59%                 .59%                 .60%
        2.87%                3.07%                2.49%                2.82%

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 15, 2002

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2002) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2002, dividends paid from net investment income of $.01 per share were federally tax-exempt interest dividends.
                                                                          19

       Prudential Municipal Series Fund      New Jersey Money Market Series
                                             www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987

                       Delayne Dedrick Gold (64)            Trustee                Since 1984

                       Thomas T. Mooney (60)                Trustee                Since 1986

                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ---------------------------------------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    20                                                                    21

   Prudential Municipal Series Fund      New Jersey Money Market Series
                                         www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993

                       Nancy H. Teeters (72)                Trustee                Since 1984

                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    22                                                                    23

   Prudential Municipal Series Fund      New Jersey Money Market Series
                                         www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee

                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ----------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    24                                                                    25

   Prudential Municipal Series Fund      New Jersey Money Market Series
                                         www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

      Information pertaining to the officers of the Fund who are not Trustees is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1989


                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    26                                                                    27

   Prudential Municipal Series Fund      New Jersey Money Market Series
                                         www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice Presient,
                                                        Prudential Securities (March 1997-May
                                                        1998).

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    28                                                                    29

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols        Nasdaq      CUSIP
------------        ------      -----
                     PNJXX     74435M762

MF147E    IFS-A074665

                                           ANNUAL REPORT
                                           AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW YORK SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New York
State, New York City, and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Municipal Series Fund    New York Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal
Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York
State, New York City, and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as
of 8/31/02
        46.3%   General Obligation Bonds
        34.7    Revenue Bonds
        13.9    Prerefunded
         4.6    Cash Equivalents
         0.5    Miscellaneous

Credit Quality

Expressed as a percentage of total investments as
of 8/31/02
        4.5%   AAA
       36.8    AAA Insured
       34.7    AA
        6.8    A
        4.6    BBB
        0.7    BB
        4.6    Cash Equivalents
        7.3    Not Rated* (Prudential ratings used):
               2.2    AAA
               3.1    BB
               2.0    B

*Not rated bonds are believed to be of
comparable quality to rated investments.

Ten Largest Issuers

Expressed as a percentage of
total investments as of 8/31/02
    5.9%   New York City General Obligation*

    5.5    New York State Dorm.
           Authority Revenue, City University
    5.3    New York State Local Government
           Assistance Corp.
    4.3    New York City Transitional Financing
           Authority Revenue,
           Future Tax Securities*
    4.3    New York State Dorm. Authority
           Revenue, State University
    4.0    New York State Urban Development
           Corp. Revenue
    3.8    Metropolitan Transportation
           Authority Facs. Revenue*
    3.1    Triborough Bridge and Tunnel
           Authority Revenue
    3.1    Metropolitan Transportation
           Authority NY Service Contract
    3.0    New York State Dorm. Authority
           Revenue, Marymount Manhattan
           College

* Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S.
  guaranteed obligations. For details, see the Portfolio of Investments.

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Annual Report    August 31, 2002

Cumulative Total Returns1                                   As of 8/31/02

                                 One Year  Five Years    Ten Years      Since Inception2
Class A                            4.76%     32.35%    81.42% (81.12)    132.71% (132.33)
Class B                            4.59      30.56     75.43  (75.14)    263.07  (262.18)
Class C                            4.34      28.96          N/A           55.58  (55.32)
Class Z                            5.10      33.83          N/A           40.55  (40.43)
Lipper NY Muni Debt Funds Avg.3    4.62      29.82         78.88               ***
Lehman Bros. Muni Bond Index4      6.24      36.49         91.94              ****

Average Annual Total Returns1                                As of 9/30/02

         One Year    Five Years    Ten Years    Since Inception2
Class A    8.39%      34.16%    85.51% (85.21)    138.68% (138.29)
Class B    8.20       32.35     79.41  (79.12)    272.29  (271.39)
Class C    7.94       30.73          N/A           59.50   (59.24)
Class Z    8.74       35.67          N/A           44.18   (44.06)

Distributions and Yields                                   As of 8/31/02

         Total Distributions    30-Day        Taxable Equivalent Yield5 at Tax Rates of
         Paid for 12 Months    SEC Yield                 35%    38.6%
Class A        $0.58             3.04%                  5.02%   5.32%
Class B        $0.55             2.89                   4.77    5.05
Class C        $0.52             2.61                   4.31    4.56
Class Z        $0.61             3.39                   5.60    5.93

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class
Z, 12/6/96. 3The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper New York
Municipal (Muni) Debt Funds category. Funds in the
Lipper Single-State Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). 4The Lehman
Brothers Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.
Investors cannot invest directly in an index. The returns for the Lipper Average and the Lehman
Brothers Muni Bond Index would be lower if they included the effect of sales charges, operating expenses, or taxes. 5Taxable equivalent yields reflect federal and applicable state tax rates.
***Lipper Since Inception returns are 129.28% for
Class A, 305.98% for Class B, 60.55% for Class C, and
35.69% for Class Z, based on all funds in each share class. ****Lehman Brothers Muni Bond Index returns are 146.36% for Class A, 352.29% for Class B, 71.42%
for Class C, and 47.06% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)         October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the New York Series--the 12 months ended August 31, 2002--was a time of significant developments in the U.S. economy and the financial markets. The economy began to recover from its first recession in a decade, helped by 11 short-term interest-rate cuts by the Federal Reserve (the Fed) in 2001. The economic recovery slowed and accounting scandals involving high-profile firms in the United
States roiled financial markets in 2002. As a result, the Fed has left short-term rates near record lows.

In this environment characterized by investor pessimism and distrust, demand increased for high-quality debt securities, including investment-grade municipal bonds, but declined for riskier assets such as stocks. This flight-to-quality trend affected the Series' performance. For our fiscal year, the return on the Series' Class A shares exceeded the average return of its peers, as represented by the Lipper New
York Municipal Debt Funds Average. However, the return on the Class A shares lagged its benchmark, the Lehman Brothers Municipal Bond Index.

The Series' management team explains conditions in the tax-exempt bond market and the Series' investments on the following pages. Thank you for your continued confidence in Prudential mutual funds.
We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New York Series

Annual Report    August 31, 2002

Investment Adviser's Report

FLIGHT-TO-QUALITY TREND AIDED MUNICIPAL BONDS
The investment environment for municipal bonds grew more favorable during our fiscal year that began
September 1, 2001. Demand for municipal bonds increased as changing economic conditions in the United States led to a shift in the outlook for monetary policy and as investors fled the stock market.

Shortly after our reporting period began, terrorists attacked the United States on September 11, inflicting further damage on an already weakened economy. The Fed responded by cutting short-term rates in each of the first four months of our fiscal year. Those four reductions were in addition to seven other rate cuts earlier in 2001. Bond investors believed that lower borrowing costs and lower taxes would revitalize the economy, leading to rising inflation and higher interest rates. Therefore they required higher yields on municipal bonds in November and December 2001, which pushed bond prices lower.

The sell-off in municipal bonds continued in 2002 as the economy began to recover in the first three months of the year. Improving economic conditions lent credence to the view that the Fed might soon increase short-term rates to take back some of its rate cuts. However, the economic expansion slowed in the spring of 2002 and inflation remained tame. This development led to the conclusion that the Fed was not going to tighten monetary policy. In the summer, there was also speculation that the economy might sink into a so-called "double dip" recession, prompting the Fed to resume cutting short-term rates.
Consequently, market interest rates fell in the spring and summer of 2002, driving municipal bond prices higher.

Municipal bonds also rallied as news of fraud at key
U.S. firms and fear that the United States and Iraq
may go to war made the bear market in stocks worse
and sent investors seeking refuge in U.S. Treasuries,
high-grade municipal bonds, and other relatively
conservative assets. State and local government took
advantage of the low rates by issuing a flood of new
long-term bonds.
                                                   3

Prudential Municipal Series Fund    New York Series

Annual Report    August 31, 2002

The fragile economy and bear market in stocks caused declines in the tax revenues collected by many state and local governments, including New York City.
However, we believe New York City's financial strength prior to the onset of the economic recession in 2001 and its solid financial management have positioned the Big Apple to cope with the lingering effects of the downturn that was exacerbated by the destruction of the World Trade Center. Nevertheless,
New York City will face substantial challenges in the future when it tries to close projected budget gaps.
The ratings of New York City general obligation (GO) bonds remain stable at single-A by Standard & Poor's
Ratings Services, A-plus by Fitch Ratings, and A2 by
Moody's Investors Service. However, Moody's did lower its outlook on New York City GO bonds to negative. We slightly increased the Series' holdings of New York
City GO bonds, which accounted for 6% of its total investments as of August 31, 2002.

HIGH-QUALITY BOND EXPOSURE HELPED THE SERIES
With growing concern about the creditworthiness of bonds and frequent changes in the direction of market interest rates, our investment strategy aimed to strike the right balance in the Series with regard to credit quality and interest-rate sensitivity. First, we strove for the appropriate mix of high-quality bonds versus low-quality bonds. Second, we attempted to balance the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, the Series benefited from its exposure to bonds rated AAA (both insured and uninsured) that accounted for 41% of its total investments as of August 31, 2002. AAA-rated bonds rallied solidly during our fiscal year, based on Lehman Brothers indexes. We believe that their prices were aided by the flight-to-quality trend. By contrast, municipal bonds of below-investment-grade quality (considered to be rated BB or lower) comprised only 6% of the Series' total investments as of August 31, 2002, and did not perform as well because there was little demand for such bonds amid the sluggish economic conditions and geopolitical uncertainties.

                                 www.prudential.com    (800) 225-1852

OUR COUPON BARBELL STRATEGY
In positioning the Series to perform well in this volatile interest-rate environment, we employed a barbell strategy that focused on two types of bonds.
One side of our barbell emphasized AAA-rated, insured zero coupon bonds, which are so named because they provide no interest income and are sold at discount prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher. The other side of our barbell emphasized intermediate-term bonds whose higher-coupon rates provided the Series with considerable interest income. Prices of these bonds tend to hold up relatively well when the municipal bond market sells off because investors want the solid income that they provide.

We periodically adjusted our coupon barbell strategy.
For example, when it seemed that the strong economic recovery would prompt the Fed to increase short-term rates, we sold some zero coupon bonds in early 2002 and reinvested the proceeds in additional intermediate-term higher-coupon bonds. However, expectations for a rate hike faded because the economy cooled in the spring of 2002. While the Series benefited from its remaining exposure to zero coupon bonds, it would have been even better served had we not sold some of them in early 2002. Once it became clear that the Fed was not going to tighten monetary policy, zero coupon bonds rallied in the spring and summer, enabling them to post one of the highest returns in the tax-exempt market for the 12 months ended August 31, 2002, according to Lehman
Brothers indexes.

This is not to say that the Series did not benefit from its considerable exposure to intermediate-term higher-coupon bonds. In fact, municipal bonds in the 15-year sector solidly outperformed longer-term bonds during our reporting period, based on Lehman Brothers indexes. Our decision to focus on the 15-year range rather than longer-term bonds was a key contributor to the Series' positive performance during our 12-month reporting period.

Prudential Municipal Series Fund    New York Series

Annual Report    August 31, 2002

SELECTIVELY FAVORING TRANSPORTATION BONDS
Turning to industry sectors, transportation bonds comprised 11% of the Series' total investments at the end of our fiscal year. The airline-related area of this sector continued to struggle with lower demand for air travel, an aftereffect of the September 11 terrorist attacks. We sold all of the Series' municipal bonds backed by airlines, including American Airlines.

The Series' remaining exposure to the transportation sector is made up of other business groups that performed better than the airline-related bonds during our fiscal year. For example, the Series holds bonds of the New York State Thruway Authority that are backed by revenues from certain highways, bridges, and a partial pledge of the state sales tax.
In addition, the Series owns bonds of the Metropolitan Transportation Authority (MTA) of New
York. Some of the Series' MTA bonds gained sharply in value when they became backed by U.S. government securities.

LOOKING AHEAD
Our investment strategy remains largely unchanged. We believe our coupon barbell strategy continues to offer a better balance between risk and reward than the alternative of investing solely in current coupon bonds, which are recently issued bonds that sell at a price equal to 100% of their face value. We expect our zero coupon bonds to continue to provide good potential for price appreciation if municipal bonds continue to rally and yields decline even further. We also expect our higher-coupon bonds to gain in value, reflecting the greater likelihood that they will be retired early and will be replaced by bonds with lower-coupon rates. On the other hand, if municipal bond prices fall and yields rise, we expect our higher-coupon bonds to behave defensively because their prices tend to hold up relatively well when the fixed income market sells off.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.6%
Municipal Bonds
----------------------------------------------------------------------------------------
Brookhaven Ind. Dev. Agcy.
 Civic Fac. Rev., Mem. Hosp.
 Med. Ctr., Inc., Ser. A         NR             8.125%        11/15/20   $    1,500       $  1,563,690
City of Buffalo, Sch., G.O.,
 Ser. E, F.S.A.                  Aaa            6.00          12/01/16        1,100(f)       1,253,692
City of Elmira, Wtr. Impvt.,
 Ser. 96 B, A.M.B.A.C.           Aaa            5.95           3/01/16        5,395          5,931,209
Dutchess Cnty. Indl. Dev.
 Agcy. Civic Fac. Rev., Bard
 Coll.                           A3             5.75           8/01/30        4,000          4,231,280
Greece Central Sch. Dist.,
 G.O., F.G.I.C.                  Aaa            6.00           6/15/16          950          1,136,409
 G.O., F.G.I.C.                  Aaa            6.00           6/15/17          950          1,136,912
 G.O., F.G.I.C.                  Aaa            6.00           6/15/18          950          1,132,467
Islip Res. Rec., Rev., Ser. B,
 A.M.B.A.C., A.M.T.              Aaa            7.20           7/01/10        1,745          2,142,389
Jefferson Cnty. Ind. Dev.
 Agcy., Solid Wste. Disp.
 Rev., A.M.T.                    Baa2           7.20          12/01/20        1,500          1,536,405
Metro. Trans. Auth. Facs.
 Rev.,
 C.A.B.S., Ser. N, F.G.I.C.,
 E.T.M.                          Aaa            Zero           7/01/12        5,575          3,846,081
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.60           7/01/09          500(c)         572,270
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.70           7/01/10        1,000(c)       1,149,870
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.60           7/01/09        2,900(c)       3,319,166
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.70           7/01/10        4,600(c)       5,289,402
Metro. Trans. Auth., New York
 Svc. Contract,
 C.A.B.S., Ser. 7, M.B.I.A.,
 E.T.M.                          Aaa            Zero           7/01/08        4,500          3,758,310
 Commuter Facs., Ser. O,
 E.T.M.                          A3             5.50           7/01/17        2,500          2,864,950

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
 Ser. A, M.B.I.A.                Aaa            5.50%          7/01/20   $    3,000       $  3,243,570
 Trans. Facs. Rev., Ser. O,
 E.T.M.                          A3             5.75           7/01/13        1,975          2,293,133
Nassau Cnty. New York Interim
 Fin. Auth., Sales Tax
 Secured, Ser. A-1, A.M.B.A.C.   Aaa            5.375         11/15/16        1,000          1,093,700
New York City Ind. Dev. Agcy.,
 Laguardia Assoc., Ltd.
 Partnership Proj.               NR             6.00          11/01/28        2,000          1,565,180
 Staten Island Univ. Hosp.
 Proj., Ser. B                   Baa3           6.375          7/01/31          500            505,110
New York City Ind. Dev. Agcy.,
 Civic. Fac. Rev.,
 Touro Coll. Proj., Ser. A       Ba3            6.35           6/01/29        1,700          1,511,011
 United States Tennis
 Association, Nat'l. Tennis
 Ctr. Proj., F.S.A.              Aaa            6.375         11/15/14        1,000          1,113,600
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev.,
 Ser. B                          Aa2            6.00           6/15/33        1,615(c)       1,912,629
 Wtr. & Swr. Sys. Rev.,
 Ser. B                          Aa2            6.00           6/15/33          985          1,144,481
New York City Trans. Auth.,
 Triborough Bridge & Tunnel
 Auth., A.M.B.A.C.               Aaa            5.75           1/01/20        4,760          5,231,145
New York City Trans. Fin.
 Auth. Rev., Future Tax Sec.,
 Ser. A                          Aa2            5.375         11/15/21        2,900          3,066,721
 Ser. B                          Aa2            5.50           2/01/17          580(c)         666,901
 Ser. B                          Aa2            5.50           2/01/17        1,920          2,100,365
 Ser. B                          Aa2            5.25           2/01/29        2,500          2,728,975
 Ser. B                          Aa2            6.00          11/15/29        1,000(c)       1,182,660
New York City Trust Cult. Res.
 Rev., Museum of American Folk
 Art                             A(d)           6.125          7/01/30        1,375          1,510,988

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York City, G.O.,
 Ser. A                          A2             6.00%          5/15/30   $    1,000       $  1,082,470
 Ser. D                          A2             8.00           8/01/03           50             51,697
 Ser. D                          A2             7.70           2/01/09           25             25,496
 Ser. F                          A2             8.20          11/15/03          240            245,047
 Ser. G                          A2             5.875         10/15/09        2,500          2,695,750
 Ser. I                          A(d)           6.10           4/15/10          565(c)         656,937
 Ser. I                          A2             6.10           4/15/10        1,435          1,621,607
 Ser. I                          A(d)           6.25           4/15/27        3,750(c)       4,379,213
 Ser. I                          A2             6.25           4/15/27        2,250          2,430,630
New York St. Dorm. Auth. Rev.,
 City Univ. Sys. Cons., F.S.A.   Aaa            5.50           7/01/29        2,500          2,629,300
 City Univ. Sys. Cons., Ser. B   A3             6.00           7/01/14        6,500          7,548,125
 City Univ. Sys. Cons., Ser. D   A3             7.00           7/01/09        1,880          2,181,928
 Coll. & Univ. Ed., M.B.I.A.,
 A.M.T.                          Aaa            Zero           7/01/04        2,255          2,177,653
 Ins. Marymount Manhattan
 Coll.                           AA(d)          6.375          7/01/15        1,875          2,162,963
 Ins. Marymount Manhattan
 Coll.                           AA(d)          6.375          7/01/16        1,975          2,266,786
 Ins. Marymount Manhattan
 Coll.                           AA(d)          6.375          7/01/17        2,080          2,380,602
 Mental Hlth. Svcs. Facs.
 Impvt., Ser. B                  A3             6.50           8/15/11        3,000          3,597,480
 New York Univ. Ser. A,
 M.B.I.A.                        Aaa            5.75           7/01/27        5,000          5,667,200
 St. Univ. Edl. Facs., Ser. A    A3             5.25           5/15/15        8,600          9,598,632
New York St. Engy. Res. & Dev.
 Auth. Rev., Brooklyn Union
 Gas Co., Ser. B, M.B.I.A.,
 A.M.T.                          Aaa            6.75           2/01/24        1,825(f)       1,867,431
New York St. Environ. Facs.
 Corp., Poll. Ctrl. Rev., Ser.
 E                               Aaa            6.50           6/15/14           35             35,491

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Hsg. Fin.
 Agcy. Rev.,
 Multi-Fam. Hsg., Sec. Mtge.,
 Ser. A, A.M.T.                  Aa1            7.05%          8/15/24   $    1,000       $  1,021,170
 St. Univ. Constr., Ser. A,
 E.T.M.                          AAA(d)         8.00           5/01/11        3,600          4,620,276
New York St. Local Gov't.
 Assist. Corp.,
 C.A.B.S., Ser. C                A1             Zero           4/01/14        8,882          5,493,606
 Ser. E                          A1             6.00           4/01/14        5,385          6,370,132
New York St. Med. Care Facs.
 Fin. Agcy. Rev., New York
 Hosp., Ser. A, A.M.B.A.C.,
 F.H.A.                          Aaa            6.50           8/15/29        3,000(c)       3,388,320
New York St. Mtge. Agcy. Rev.,
 Homeowner Mtge.,
 Ser. 70                         Aa2            5.375         10/01/17        1,500          1,567,995
New York St. Thrwy. Auth.,
 Gen. Rev., Ser. D               Aa3            5.25           1/01/21        3,000          3,090,750
 Hwy. & Bridge Trust Fund,
 Ser. A, F.S.A.                  Aaa            6.00           4/01/16        2,200(c)       2,596,616
 Hwy. & Bridge Trust Fund,
 Ser. B, F.G.I.C.                Aaa            6.00           4/01/14        2,220(c)       2,421,554
 St. Pers. Income Tax Rev.,
 Trans., Ser. A                  A-1(d)         5.50           3/15/20        1,000          1,076,860
 Svc. Contract Rev., Local
 Hwy. & Bridge                   A3             6.45           4/01/15        1,000(c)       1,132,770
New York St. Urban Dev. Corp.
 Rev.,
 Correctional Cap. Facs.,
 A.M.B.A.C.                      Aaa            Zero           1/01/08        8,000          6,749,760
 St. Facs.                       A3             5.75           4/01/12        5,750          6,643,607
 St. Facs.                       A3             5.60           4/01/15        2,000          2,290,480
Niagara Cnty. Ind. Dev. Agcy.,
 Solid Wste. Disp. Rev.,
 Ser. B, A.M.T.                  Baa1           5.55          11/15/24        2,000          2,101,640

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Otsego Cnty. Ind. Dev. Agcy.,
 Civic Facs. Rev., Hartwick
 Coll. Proj., Ser. A             Baa2           5.50%          7/01/19   $    2,520(c)    $  2,888,500
Puerto Rico Comnwlth.,
 Pub. Impvt. Rfdg., M.B.I.A.     Aaa            7.00           7/01/10        1,250          1,553,312
 Pub. Impvt., M.B.I.A.           Aaa            Zero           7/01/19        2,745          1,295,503
 Rfdg., F.G.I.C.                 Aaa            5.50           7/01/14        2,500(e)       2,896,775
 Rites P.A. 625, A.M.B.A.C.      NR             12.53          7/01/10        3,250(g)       4,827,225
Puerto Rico Pub. Bldgs. Auth.
 Rev., Gtd. Gov't. Facs.,
 Ser. A, A.M.B.A.C., E.T.M.      Aaa            6.25           7/01/15        2,050          2,507,088
Puerto Rico Pub. Fin. Corp.,
 Comnwlth. Approp., Ser. E       Baa3           5.70           8/01/25        2,000          2,126,560
Scotia Hsg. Auth. Rev., Coburg
 Village, Inc. Proj., Ser. A     NR             6.20           7/01/38        4,000(h)       2,821,480
Suffolk Cnty. Ind. Dev. Agcy.
 Rev., Nissequogue Cogen
 Partners, Facs., A.M.T.         NR             5.50           1/01/23        2,000          1,875,440
Triborough Bridge & Tunnel
 Auth. Rev., Ser. B              Aa3            5.30           1/01/17        6,635          7,043,451
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                    BBB-(d)        6.50          10/01/24        1,000          1,115,310
Watervliet Hsg. Auth. Sen.
 Res. Beltrone Living. Ctr.
 Proj., Ser. A                   NR             6.125          6/01/38        4,000          3,604,480
                                                                                          ------------
Total long-term investments
 (cost $191,863,401)                                                                       212,157,769
                                                                                          ------------
SHORT-TERM INVESTMENTS  4.4%
----------------------------------------------------------------------------------------
Erie Cnty. Ind. Dev. Agcy.
 Rev., The Colad Group, Inc.,
 Ser. A, F.R.W.D., A.M.T.        A-1+(d)        1.40           9/04/02          645            645,000
Mun. Secs. Trust Cert.,
 Ser. 2000-109, Class A, Ctf.
 144A, F.R.D.D.                  VMIG1          1.80           9/03/02        3,600          3,600,000
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev.,
 Ser. C, F.R.D.D.                VMIG1          1.85           9/03/02          800            800,000

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York City Trust Cult. Res.
 Rev., Mun. Secs. Trust
 Rcpts., Ser. SGA 91,
 A.M.B.A.C., F.R.D.D.            A-1+(d)        1.80%          9/03/02   $    3,600       $  3,600,000
New York St. Local Govt.
 Assist. Corp., Mun. Secs.
 Trust Rcpts., Ser. SGA 59,
 F.R.D.D.                        A-1+(d)        1.80           9/03/02        1,300          1,300,000
                                                                                          ------------
Total short-term investments
 (cost $9,945,000)                                                                           9,945,000
                                                                                          ------------
Total Investments  99.0%
 (cost $201,808,401; Note 5)                                                               222,102,769
Other assets in excess of
 liabilities  1.0%                                                                           2,260,587
                                                                                          ------------
Net Assets  100%                                                                          $224,363,356
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Represents when-issued or extended settlement security.
(f) Pledged as initial margin for financial futures contracts.
(g) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(h) Issuer in default on interest payments, non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $201,808,401)                          $ 222,102,769
Cash                                                                     101,322
Interest receivable                                                    2,396,692
Receivable for investments sold                                          470,910
Receivable for Series shares sold                                        189,870
Other assets                                                               3,971
                                                                 -----------------
      Total assets                                                   225,265,534
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                     452,977
Dividends payable                                                        146,718
Accrued expenses                                                         131,111
Management fee payable                                                    95,058
Distribution fee payable                                                  55,865
Due to broker-variation margin                                            10,312
Deferred trustees' fees                                                   10,137
                                                                 -----------------
      Total liabilities                                                  902,178
                                                                 -----------------
NET ASSETS                                                         $ 224,363,356
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     183,506
   Paid-in capital in excess of par                                  201,708,337
                                                                 -----------------
                                                                     201,891,843
   Accumulated net realized gain on investments                        2,241,684
   Net unrealized appreciation on investments                         20,229,829
                                                                 -----------------
Net assets, August 31, 2002                                        $ 224,363,356
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($182,062,235 / 14,892,645 shares of beneficial interest
      issued and outstanding)                                             $12.22
   Maximum sales charge (3% of offering price)                               .38
                                                                 -----------------
   Maximum offering price to public                                       $12.60
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($35,862,723 / 2,931,619 shares of beneficial
      interest issued and outstanding)                                    $12.23
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($3,454,760
      / 282,460 shares of beneficial interest issued and
      outstanding)                                                        $12.23
   Sales charge (1% of offering price)                                       .12
                                                                 -----------------
   Offering price to public                                               $12.35
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,983,638 / 243,829 shares of beneficial
      interest issued and outstanding)                                    $12.24
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $11,861,257
                                                                   ---------------
Expenses
   Management fee                                                      1,118,083
   Distribution fee--Class A                                             455,779
   Distribution fee--Class B                                             179,637
   Distribution fee--Class C                                              22,443
   Custodian's fees and expenses                                          93,000
   Transfer agent's fees and expenses                                     92,000
   Reports to shareholders                                                89,000
   Registration fees                                                      45,000
   Legal fees and expenses                                                16,000
   Audit fee                                                              13,000
   Trustees' fees                                                         12,000
   Miscellaneous expense                                                   5,488
                                                                   ---------------
      Total expenses                                                   2,141,430
   Less: Custodian credit fee (Note 1)                                      (420)
                                                                   ---------------
       Net expenses                                                    2,141,010
                                                                   ---------------
Net investment income                                                  9,720,247
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             2,979,698
   Interest rate swaps                                                    76,219
   Financial futures transactions                                       (614,107)
                                                                   ---------------
                                                                       2,441,810
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (1,920,300)
   Interest rate swaps                                                   (66,793)
   Financial futures contracts                                           (64,539)
                                                                   ---------------
                                                                      (2,051,632)
                                                                   ---------------
Net gain on investments                                                  390,178
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $10,110,425
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2002               2001
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   9,720,247      $  11,078,258
   Net realized gain on investment transactions        2,441,810            670,996
   Net change in unrealized appreciation
      (depreciation) on investments                   (2,051,632)        11,795,046
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      10,110,425         23,544,300
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (7,994,598)        (9,023,557)
      Class B                                         (1,488,977)        (1,912,085)
      Class C                                           (116,486)           (92,446)
      Class Z                                           (110,375)           (50,170)
                                                  ---------------    ---------------
                                                      (9,710,436)       (11,078,258)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                           (777,709)                --
      Class B                                           (155,152)                --
      Class C                                            (12,210)                --
      Class Z                                             (8,739)                --
                                                  ---------------    ---------------
                                                        (953,810)                --
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 6):
   Net proceeds from shares sold                      15,946,664         30,036,972
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    6,310,087          6,603,652
   Cost of shares reacquired                         (32,387,089)       (49,996,488)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                   (10,130,338)       (13,355,864)
                                                  ---------------    ---------------
Total decrease                                       (10,684,159)          (889,822)
NET ASSETS
Beginning of year                                    235,047,515        235,937,337
                                                  ---------------    ---------------
End of year                                        $ 224,363,356      $ 235,047,515
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swap
agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

basis. The Series amortizes premiums and accretes market and original issue discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective September 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Series did not accrete market discount on debt securities. Upon initial adoption, the Series was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Series' net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon initial adoption resulted in an increase to undistributed net investment income of $223,049 and a decrease to unrealized appreciation on investments of $223,049.

      The adjustments for the year ended August 31, 2002 resulted in an increase to net investment income of $31,044, a decrease to net realized gains of $58,893 and an increase to unrealized appreciation of $27,849.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangement.
                                                                          21

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2002.

      PIMS has advised the Series that it received approximately $47,900 and $7,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2002, it received approximately $49,600 and $3,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended August 31, 2002 the amounts of the commitment were as follows: $500 million from September 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $70,600 for the services of PMFS. As of August 31, 2002, approximately $5,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Series pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Series during the year ended August 31, 2002 was approximately $7,500 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $700 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended August 31, 2002, aggregated $49,250,187 and $68,842,580, respectively.

      During the year ended August 31, 2002, the Series entered into financial futures contracts. Details of open contracts at August 31, 2002 are as follows:

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

                                                              Value at        Value at         Unrealized
Number of                                     Expiration     August 31,         Trade         Appreciation
Contracts                 Type                   Date           2002            Date         (Depreciation)
---------     ----------------------------    -----------    -----------     -----------     --------------
              Long Position:
    30        Municipal Bond Index            Dec. 2002      $ 3,210,938     $ 3,196,034        $ 14,904
              Short Positions:
    10        Municipal Bond Index            Sept. 2002       1,080,313       1,079,343            (970)
    60        U.S. Treasury Bond Future       Dec. 2002        6,581,250       6,502,777         (78,473)
                                                                                             --------------
                                                                                                $(64,539)
                                                                                             --------------
                                                                                             --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain
(loss) on investments. For the year ended August 31, 2002, the adjustments were to decrease undistributed net investment income by $232,860, increase accumulated realized gain on investments by $210,103 and increase paid-in capital in excess of par by $22,757 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

      For the year ended August 31, 2002, the tax character of total dividends and distributions paid by the Series, as reflected in the Statement of Changes in Net Assets, of $10,664,246 was $9,710,436 of tax-exempt income, $639,280 of short-term capital gains and $314,530 of long-term capital gains.

      As of August 31, 2002, the accumulated undistributed earnings on a tax basis were $76,622 of tax-exempt income (including a timing difference of $146,718 for dividends payable) and $1,981,945 of long-term capital gains. The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2002 were as follows:

                                                                 Total Net
                                                                Unrealized
  Tax Basis          Appreciation         Depreciation         Appreciation
--------------      ---------------      ---------------      ---------------
 $201,613,201         $22,778,081         $(2,288,513)          $20,489,568

      The difference between book basis and tax basis was primarily attributable to the difference in the treatment of market discount for book and tax purposes.

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      472,676    $  5,677,797
Shares issued in reinvestment of dividends and distributions     435,138       5,197,555
Shares reacquired                                             (2,172,178)    (25,946,314)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,264,364)    (15,070,962)
Shares issued upon conversion from Class B                       495,186       5,912,038
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (769,178)   $ (9,158,924)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                    1,691,306    $ 20,227,673
Shares issued in reinvestment of dividends and distributions     454,618       5,380,009
Shares reacquired                                             (3,507,131)    (41,698,497)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,361,207)    (16,090,815)
Shares issued upon conversion from Class B                     1,285,070      15,142,682
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (76,137)   $   (948,133)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                      555,468    $  6,686,950
Shares issued in reinvestment of dividends and distributions      78,477         937,885
Shares reacquired                                               (378,795)     (4,549,639)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     255,150       3,075,196
Shares reacquired upon conversion into Class A                  (494,960)     (5,912,038)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (239,810)   $ (2,836,842)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          25

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      577,459    $  6,864,256
Shares issued in reinvestment of dividends and distributions      93,639       1,107,506
Shares reacquired                                               (613,593)     (7,297,344)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      57,505         674,418
Shares reacquired upon conversion into Class A                (1,284,627)    (15,142,682)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,227,122)   $(14,468,264)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                       89,312    $  1,074,007
Shares issued in reinvestment of dividends and distributions       7,130          85,224
Shares reacquired                                                (39,872)       (478,086)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     56,570    $    681,145
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      100,103    $  1,189,901
Shares issued in reinvestment of dividends and distributions       6,271          74,334
Shares reacquired                                                (42,814)       (512,604)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     63,560    $    751,631
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                      209,067    $  2,507,910
Shares issued in reinvestment of dividends and distributions       7,474          89,423
Shares reacquired                                               (117,551)     (1,413,050)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     98,990    $  1,184,283
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      147,771    $  1,755,142
Shares issued in reinvestment of dividends and distributions       3,509          41,803
Shares reacquired                                                (40,914)       (488,043)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    110,366    $  1,308,902
                                                              ----------    ------------
                                                              ----------    ------------

                                                        ANNUAL REPORT
                                                        AUGUST 31, 2002
            PRUDENTIAL
            MUNICIPAL SERIES FUND/
            NEW YORK SERIES
-------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Series Fund      New York Series
             Financial Highlights

                                                                     Class A
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.24
                                                                   ----------
Income from investment operations
Net investment income                                                     .53
Net realized and unrealized gain (loss) on investment
transactions                                                              .03
                                                                   ----------
   Total from investment operations                                       .56
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.53)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.05)
Distributions in excess of net realized gains                              --
                                                                   ----------
   Total distributions                                                   (.58)
                                                                   ----------
Net asset value, end of year                                         $  12.22
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         4.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $182,062
Average net assets (000)                                             $182,312
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .91%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 4.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 23%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.60             $  11.50             $  12.30             $  11.94
----------------     ----------------     ----------------     ----------------
         .56                  .58                  .57                  .60
         .64                  .10                 (.69)                 .42
----------------     ----------------     ----------------     ----------------
        1.20                  .68                 (.12)                1.02
----------------     ----------------     ----------------     ----------------
        (.56)                (.58)                (.57)                (.60)
          --                   --                   --                 (.01)
          --                   --                 (.09)                (.05)
          --                   --                 (.02)                  --
----------------     ----------------     ----------------     ----------------
        (.56)                (.58)                (.68)                (.66)
----------------     ----------------     ----------------     ----------------
    $  12.24             $  11.60             $  11.50             $  12.30
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       10.65%                6.17%               (1.07)%               8.71%
    $191,678             $182,602             $175,307             $176,555
    $189,204             $178,303             $181,951             $174,485
         .89%                 .90%                 .84%                 .73%
         .64%                 .65%                 .64%                 .63%
        4.77%                5.10%                4.76%                4.93%
          27%                  32%                  11%                  33%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                     Class B
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.24
                                                                   ----------
Income from investment operations
Net investment income                                                     .50
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                   ----------
   Total from investment operations                                       .54
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.50)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.05)
Distributions in excess of net realized gains                              --
                                                                   ----------
   Total distributions                                                   (.55)
                                                                   ----------
Net asset value, end of year                                         $  12.23
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         4.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 35,863
Average net assets (000)                                             $ 35,927
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.16%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 4.15%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  11.61             $  11.50             $  12.30             $  11.94
    --------             --------         ----------------     ----------------
         .53                  .55                  .54                  .55
         .63                  .11                 (.69)                 .42
    --------             --------         ----------------     ----------------
        1.16                  .66                 (.15)                 .97
    --------             --------         ----------------     ----------------
        (.53)                (.55)                (.54)                (.55)
          --                   --                   --                 (.01)
          --                   --                 (.09)                (.05)
          --                   --                 (.02)                  --
    --------             --------         ----------------     ----------------
        (.53)                (.55)                (.65)                (.61)
    --------             --------         ----------------     ----------------
    $  12.24             $  11.61             $  11.50             $  12.30
    --------             --------         ----------------     ----------------
    --------             --------         ----------------     ----------------
       10.28%                5.99%               (1.37)%               8.28%
    $ 38,829             $ 51,051             $ 76,929             $ 99,823
    $ 42,212             $ 59,879             $ 88,626             $104,653
        1.14%                1.15%                1.13%                1.13%
         .64%                 .65%                 .63%                 .63%
        4.53%                4.85%                4.45%                4.53%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                     Class C
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.24
                                                                   ----------
Income from investment operations
Net investment income                                                     .47
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                   ----------
   Total from investment operations                                       .51
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.47)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.05)
Distributions in excess of net realized gains                              --
                                                                   ----------
   Total distributions                                                   (.52)
                                                                   ----------
Net asset value, end of year                                         $  12.23
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a):                                                         4.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  3,455
Average net assets (000)                                             $  2,992
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.41%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .66%
   Net investment income                                                 3.89%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 3.88% to 3.89%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $11.61               $11.50               $12.30               $11.94
    -------              -------              -------              -------
        .50                  .52                  .51                  .52
        .63                  .11                 (.69)                 .42
    -------              -------              -------              -------
       1.13                  .63                 (.18)                 .94
    -------              -------              -------              -------
       (.50)                (.52)                (.51)                (.52)
         --                   --                   --                 (.01)
         --                   --                 (.09)                (.05)
         --                   --                 (.02)                  --
    -------              -------              -------              -------
       (.50)                (.52)                (.62)                (.58)
    -------              -------              -------              -------
     $12.24               $11.61               $11.50               $12.30
    -------              -------              -------              -------
    -------              -------              -------              -------
      10.01%                5.73%               (1.62)%               8.01%
     $2,776               $1,884               $1,830               $1,279
     $2,171               $1,812               $1,566               $  969
       1.39%                1.40%                1.39%                1.38%
        .64%                 .65%                 .64%                 .63%
       4.26%                4.60%                4.23%                4.28%

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                    Year Ended
                                                                August 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $12.25
                                                                     -------
Income from investment operations
Net investment income                                                    .56
Net realized and unrealized gain (loss) on investment
transactions                                                             .04
                                                                     -------
   Total from investment operations                                      .60
                                                                     -------
Less distributions
Dividends from net investment income                                    (.56)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.05)
Distributions in excess of net realized gains                             --
                                                                     -------
   Total distributions                                                  (.61)
                                                                     -------
Net asset value, end of year                                          $12.24
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        5.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $2,984
Average net assets (000)                                              $2,385
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .66%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .66%
   Net investment income                                                4.62%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005. There was no effect of this change to the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

    34                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $11.62               $11.51               $12.31               $11.95
    -------              -------              -------              -------
        .59                  .61                  .60                  .62
        .63                  .11                 (.69)                 .42
    -------              -------              -------              -------
       1.22                  .72                 (.09)                1.04
    -------              -------              -------              -------
       (.59)                (.61)                (.60)                (.62)
         --                   --                   --                 (.01)
         --                   --                 (.09)                (.05)
         --                   --                 (.02)                  --
    -------              -------              -------              -------
       (.59)                (.61)                (.71)                (.68)
    -------              -------              -------              -------
     $12.25               $11.62               $11.51               $12.31
    -------              -------              -------              -------
    -------              -------              -------              -------
      10.82%                6.53%               (0.87)%               8.81%
     $1,775               $  400               $  464               $  497
     $1,008               $  330               $  496               $  116
        .64%                 .65%                 .63%                 .63%
        .64%                 .65%                 .63%                 .63%
       4.98%                5.35%                4.96%                5.03%

    See Notes to Financial Statements                                     35

       Prudential Municipal Series Fund      New York Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
October 15, 2002

       Prudential Municipal Series Fund      New York Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2002) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2002, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.47 per Class C share and $.56 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.03 and a long-term capital gain distribution of $.02, which are taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2002.
                                                                          37

  Prudential Municipal Series Fund         New York Series
                                           www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987

                       Delayne Dedrick Gold (64)            Trustee                Since 1984

                       Thomas T. Mooney (60)                Trustee                Since 1986

                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------------------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ------------------------------------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    38                                                                    39

       Prudential Municipal Series Fund      New York Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993

                       Nancy H. Teeters (72)                Trustee                Since 1984

                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    40                                                                    41

       Prudential Municipal Series Fund      New York Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee

                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ---------------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)


    42                                                                    43

       Prudential Municipal Series Fund      New York Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------------------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

      Information pertaining to the officers of the Fund who are not Trustees is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1989

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    44                                                                    45

       Prudential Municipal Series Fund      New York Series
                                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -----------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996-February 2001)
                                                        of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987-September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997-May
                                                        1998).

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47

Prudential Municipal Series Fund    New York Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                        www.prudential.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

 *This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with Prudential mutual funds.

Prudential Municipal Series Fund    New York Series

Class A     Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns as of 8/31/02

                     One Year  Five Years    Ten Years    Since Inception
With Sales Charge      1.62%     5.12%      5.81% (5.80)    6.67% (6.66)
Without Sales Charge   4.76%     5.77%      6.14% (6.12)    6.93% (6.91)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/New York Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond
Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares (August 31, 1992) and the account values at the end of the current fiscal year (August
31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                               www.prudential.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                            (CHART)

Average Annual Total Returns as of 8/31/02

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     -0.41%        5.32%     5.78% (5.76)    7.44% (7.43)
Without Sales Charge   4.59%        5.48%     5.78% (5.76)    7.44% (7.43)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the ten-year period. The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New York Series (Class B shares) with a similar investment in the Index by portraying the initial account values at the beginning of the ten-year period for Class B shares
(August 31, 1992) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2002; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.
Approximately seven years after purchase, Class B shares automatically convert to Class A shares on a quarterly basis. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund    New York Series

Class C     Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns as of 8/31/02

                       One Year    Five Years    Since Inception
With Sales Charge       2.30%         5.01%        5.49% (5.47)
Without Sales Charge    4.34%         5.22%        5.62% (5.60)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New York Series (Class C shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (August
1, 1994) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                            www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                         (CHART)

Average Annual Total Returns as of 8/31/02

One Year    Five Years    Since Inception
  5.10%        6.00%       6.11% (6.10)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New York Series (Class Z shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares
(December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total returns without waiver of fees and/or expense subsidization. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Series' distributions or following the redemption of the Series' shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
Class A         PMNYX    74435M747
Class B         PBNYX    74435M754
Class C         PCNYX    74435M523
Class Z         PNYZX    74435M440

MF122E    IFS-A074904

                         ANNUAL REPORT
                         AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
NEW YORK MONEY MARKET SERIES

                         FUND TYPE
                         Money market

                         OBJECTIVE
                         The highest level of current income
                         that is exempt from New York State, New
                         York City, and federal income taxes,
                         consistent with liquidity and the
                         preservation of capital

                         This report is not authorized for
                         distribution to prospective investors
                         unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Series' portfolio
                         holdings are for the period covered by
                         this report and are subject to change
                         thereafter.

Prudential Financial is a service mark
of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                        (LOGO)

Prudential Municipal Series Fund  New York Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series
Fund/New York Money Market Series (the
Series) seeks to provide the highest
level of current income that is exempt
from New York State, New York City, and
federal income taxes,
consistent with liquidity and the
preservation of capital. The Series
intends to invest primarily in a
portfolio of short-term, tax-exempt
debt securities with effective
remaining maturities of 13 months or
less from the state of New York, its
municipalities, local governments, and
other qualifying issuers (such as
Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no assurance
that the Series will achieve its
investment objective.

State Specific Money Fund Yield Comparison

              (GRAPH)
     www.prudential.com  (800) 225-1852

Annual Report  August 31, 2002

Fund Facts                               As of 8/31/02

                         7-Day     Net Asset    Taxable Equivalent Yield*  Weighted Avg.  Net Assets
                      Current Yld. Value (NAV)  @ 30%  @ 35%  @ 38.6%       Mat. (WAM)    (Millions)
NY Money
Market Series             0.72%       $1.00     1.10%  1.19%   1.26%          44 Days        $472

iMoneyNet, Inc.
State Specific Retail
New York Avg.**           0.75%       $1.00     1.15%  1.24%   1.31%          52 Days        N/A

Note: Yields will fluctuate from time
to time, and past performance is not
indicative of future results. An
investment in the Series is not insured
or guaranteed by the Federal Deposit
Insurance Corporation or any other
government agency. Although the Series
seeks to preserve the value of your
investment at $1 per share, it is
possible to lose money by investing in
the Series.
*Some investors may be subject to the
federal alternative minimum tax and/or
state and local taxes. Taxable
equivalent yields reflect federal and
applicable state tax rates.
**iMoneyNet, Inc. reports the 7-Day
Current Yield, NAV, and WAM on Mondays.
This is the data of all funds in the
iMoneyNet, Inc. State Specific Retail
New York Average category as of August
26, 2002, the closest day to the end of
our reporting period.

Weighted Average Maturity Comparison

             (GRAPH)
                                     1

(LOGO)                    October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the New York
Money Market Series--the year ended
August 31, 2002--was a time of
significant developments in the U.S.
economy and the financial markets. The
$10 trillion economy began to recover
from its first recession in a decade,
aided by repeated short-term interest-
rate cuts by the Federal Reserve (the
Fed) in 2001. The economic recovery
slowed and accounting scandals
involving high-profile companies in the
United States battered financial
markets in 2002.  As a result, the Fed
left short-term rates near record lows.

In this environment characterized by
investor pessimism and distrust, money
market funds that invest in taxable or
tax-exempt debt securities remained a
viable alternative for investors
seeking investments that offer relative
safety and liquidity. Through analysis
of interest-rate trends and
developments within the tax-exempt
money market, the Series' management
team crafted an investment strategy
that enabled the Series to provide a
competitive yield during its fiscal
year. During this period, the Series
maintained its net asset value at $1
per share.

A detailed discussion of market
conditions for municipal money market
securities and the Series' investments
appears on the following pages. Thank
you for your continued confidence in
Prudential mutual funds.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund  New York Money Market Series

Annual Report  August 31, 2002

INVESTMENT ADVISER'S REPORT

FACING A CHALLENGING INVESTMENT ENVIRONMENT
Municipal money market funds offered
investors a welcome respite from
financial markets that grew more
volatile during our fiscal year that
began September 1, 2001. Terrorist
attacks on the United States, news of
corporate fraud at key U.S. firms, and
a deepening conflict in the Middle East
roiled stock and bond markets. While
money market investments offered some
relief from volatility, these
developments and the Fed's rate cuts
drove municipal money market yields
lower for most of our fiscal year.

With the trend toward lower yields, one
of the greatest challenges we faced was
finding securities with attractive
yields to enhance the Series' income
stream. Timing was critical. For
example, in early autumn of 2001, we
invested in municipal notes that
matured in one year. Purchasing them at
that time proved to be a good choice,
as yields fell sharply when the Fed cut
short-term rates in November and
December 2001. (Fed policy makers
lowered borrowing costs 11 times in
2001 to help the economy rebound from
its first downturn in a decade.)

In addition, we bought tax-exempt
commercial paper in early autumn of
2001 that matured in December 2001.
Proceeds from these purchases were
well-timed to meet the Series' outflows
at the end of the calendar year. The
proceeds also helped provide us with
increased buying power to take
advantage of investment opportunities
that arose in December 2001, as year-
end selling pressure briefly pushed
municipal money market yields higher.
We bought bond anticipation notes that
matured in May, July, and September
2002 and others that will mature in
December 2002. This ladder-maturity
approach provided the Series with
greater flexibility to respond to the
changing investment environment. Our
purchases also allowed the Series to
avoid investing at unattractive levels
when the "January effect" temporarily
pushed yields lower. The January effect
is an annual occurrence that drives
down yields due to investors
reinvesting cash from coupon payments,
bond calls, and maturing bonds.
                                       3

Prudential Municipal Series Fund  New York Money Market Series

Annual Report  August 31, 2002

RATE-HIKE FORECAST FUELED BUYING OPPORTUNITIES
The Fed's efforts to stimulate economic
growth initially met with success as
the economy began to recover during the
first three months of 2002. Improving
economic conditions led to speculation
that the Fed might soon increase short-
term rates to prevent the economy from
growing too fast and boosting
inflation. In anticipation of tighter
monetary policy, investors demanded
higher yields on municipal money market
issues during March and early April
2002. We viewed the rise in yields as a
good buying opportunity. Therefore, we
invested in notes of the New York State
Mortgage Agency and the New York State
Energy Authority that are to be put (or
sold back) to their respective issuers
in one year at 100% of their face
value.

Yields were still at relatively
attractive levels in April 2002 during
tax season as shareholders redeemed
money market investments in order to
pay their taxes. The Series' tax-time
outflows were rather modest, permitting
us to use the extra liquidity to buy
tax-exempt commercial paper that
matured in late July. This allowed us
to avoid investing in longer-term money
market securities that were at unattractive levels when the "July effect" temporarily drove yields lower. As it turned out, lengthening the Series' weighted average maturity (WAM) via our purchases in March and April worked well. (WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.) Having a longer WAM helped the Series' yield remain higher for a longer time as municipal money market yields fell later in the spring. Yields slid once it became clear the Fed would not raise rates because economic growth slowed on its own.

The next good buying opportunity
occurred in June 2002, which was a time
of continued heavy note issuance in New
York. We purchased bond anticipation
notes of Clarence Central School
District that mature in one year and of
Huntington that mature at the end of
2002. The latter will mature just in
time to provide the Series with money
to meet its anticipated fund outflows
at the end of the calendar year.

      www.prudential.com  (800) 225-1852

OUR CONSERVATIVE INVESTMENT STRATEGY
We remained more deliberative than
usual concerning the credit quality of
the New York securities that we
purchased. Of particular interest are
New York City general obligation bonds,
whose ratings remained stable at
single-A by Standard & Poor's Ratings
Services, A-plus by Fitch Ratings, and
A2 by Moody's Investors Service.
Because of New York City's financial
strength prior to the onset of the recession in 2001 and its solid financial management, we believe the Big Apple is positioned to cope with the lingering effects of the downturn that was exacerbated by the destruction of the World Trade Center. Nevertheless, New
York City will face substantial
challenges in the future when it tries
to close projected budget gaps.

LOOKING AHEAD
We plan to position the Series so that
its WAM is roughly in line with that of
the average comparable fund as measured
by iMoneyNet, Inc. We believe
a WAM that is neither significantly
longer or shorter than its competitive
average provides the Series with
greater flexibility to respond to
changing economic conditions that
influence the direction of interest
rates.

We also hope to take advantage of
attractive investment opportunities
that typically arise toward the end of
the calendar year. At that time, yields
often climb as portfolio managers sell
securities to provide shareholders with
proceeds to pay for holiday
expenditures.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Albany Cnty. Ind. Dev. Agcy.
 Corning Homes Proj., Ser. 00,
 F.R.W.D., A.M.T.                  VMIG1         1.40%        9/05/02   $    6,100       $  6,100,000
Auburn City Sch. Dist. Rfdg.
 G.O., Ser. A.                     NR            2.00        12/01/02          385            385,516
Bath Central Sch. Dist. Rfdg,
 G.O., F.G.I.C.                    NR            3.13         6/15/03          425            429,364
Battery Park City Auth. Hsg.
 Rev.,
 Ser. MT1, F.R.W.D.                VMIG1         1.80         9/05/02        2,890          2,890,000
 Ser. MT2, F.R.W.D.                VMIG1         1.80         9/05/02        7,475          7,475,000
Bethpage Union Free Sch. Dist.,
 G.O., T.A.N.                      NR            2.50         6/26/03        1,000          1,006,795
Canandaigua., G.O., B.A.N.         NR            2.35         7/29/03        1,650          1,660,295
Chemung Cnty. Ind. Dev. Agcy.
 Rev.,
 Hathorn Redev. Proj., Ser. A,
 F.R.W.D., A.M.T.                  VMIG1         1.35         9/05/02        4,000          4,000,000
 Hathorn Redev. Proj., Ser. B,
 F.R.W.D., A.M.T.                  VMIG1         1.35         9/05/02        4,000          4,000,000
Clarence Ctr. Sch. Dist., G.O.,
 B.A.N.                            NR            2.38         7/11/03        1,985          1,995,780
 T.A.N.                            NR            2.38         6/27/03        6,300          6,331,687
Clinton Cnty. Ind. Dev. Agcy.,
 Champlain Plastics Proj., Ser.
 98A, F.R.W.D.                     NR            1.65         9/04/02        3,875          3,875,000
Clinton Cnty., G.O., B.A.N.        NR            2.13         7/25/03        5,599          5,622,948
Copiague Union Free Sch. Dist.,
 T.A.N.                            NR            2.50         6/26/03        1,000          1,006,814
East Greenbush Ctr. Sch. Dist.,
 G.O.,
 Rfdg. Ser. B, F.S.A.              NR            2.50         5/01/03          225            226,029
 Rfdg. Ser. C, F.S.A.              NR            2.50         6/15/03        1,615          1,624,388
East Rochester Hsg. Auth. Rev.,
 Daniels Creek at Baytown, Ser.
 01, F.R.W.D., A.M.T.              VMIG1         1.45         9/05/02        3,830          3,830,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Erie Cnty. Ind. Dev. Agcy. Rev.,
 Colad Group Inc., Ser. A,
 F.R.W.D.                          A-1+(d)       1.40%        9/04/02   $    1,000       $  1,000,000
 Colad Group Inc., Ser. B,
 F.R.W.D.                          A-1+(d)       1.40         9/04/02          960            960,000
Franklin Square Union Free Sch.
 Dist., G.O., T.A.N.               NR            2.50         6/26/03        2,000          2,012,836
Freeport Union Free Sch. Dist.,
 G.O.,
 Ser. A, F.G.I.C                   NR            5.00         3/15/03          195            198,077
 Ser. B, F.G.I.C.                  NR            4.50         3/15/03          335            339,405
Glens Falls Ind. Dev. Agcy.
 Rev., Namic Proj., F.R.W.D.       A-1(d)        1.40         9/04/02        1,210          1,210,000
Hempstead Ind. Dev. Agcy. Rev.,
 Lynbrook Hsg. LLC. Proj.,
 F.R.W.D.                          NR            1.44         9/05/02        4,100          4,100,000
Hempstead Town, G.O. Ser. 01A,
 M.B.I.A.                          NR            3.00         1/15/03        1,603          1,609,422
Herricks Union Free Sch. Dist.,
 Ser. 01, G.O., B.A.N.             NR            2.25        12/04/02        4,000          4,006,567
Horseheads Cent. Sch. Dist.,
 G.O., B.A.N.                      NR            2.00         6/30/03        8,000          8,021,438
Huntington. G.O., B.A.N.           NR            1.75        12/02/02        2,455          2,457,126
Metro. Trans. Auth., Commuter
 Fac. Rev.,
 Ser. 1313, T.E.C.P.               P-1           1.40         9/27/02        5,000          5,000,000
 Ser. 1313, T.E.C.P.               P-1           1.30        10/04/02       10,000         10,000,000
 Ser. 1313, T.E.C.P.               P-1           1.30        11/08/02        7,200          7,200,000
 Ser. H., F.R.W.D., F.S.A.         VMIG1         1.41         9/05/02        5,490          5,490,000
Metro. Trans. Auth., Commuter
 Fac. Rev.,
 M.E.R.L.O.T., Ser. F              VMIG1         1.37         9/04/02        6,000          6,000,000
 Mun.Secs. Trust Rcpts., Ser SGA
 82, F.R.W.D., F.S.A.              A-1+(d)       1.35         9/04/02        8,985          8,985,000
Monroe Cnty. Ind. Dev. Agcy.,
 Cmnty. Coll., Ser. 02A.
 F.R.W.D.                          VMIG1         1.45         9/05/02        1,910          1,910,000
 Gullace Dev., F.R.W.D.            VMIG1         1.45         9/05/02        2,600          2,600,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Mun. Secs. Trust Cert., Rev.,
 Class A Ser. 7000, A.M.B.A.C.,
 F.R.W.D.                          VMIG1         1.35%        9/04/02   $    4,995       $  4,995,000
 Class A, Ser. 2000-89.,
 F.R.D.D.                          VMIG1         1.83         9/03/02          545            545,000
 Class A, Ser. 7004, A.M.B.A.C.,
 F.R.W.D.                          VMIG1         1.35         9/04/02        9,995          9,995,000
 Ser. 2000-109, F.R.D.D.           VMIG1         1.80         9/03/02        2,500          2,500,000
Nassau Cnty. Ind. Dev. Agy.
 Rev., J.C. Solution Inc., Proj,
 Ser. 97., F.R.W.D.                NR            1.65         9/04/02        2,090          2,090,000
Nassau Cnty. Interim Fin. Auth.,
 Rev.,
 Mun. Secs. Trust, SGA108.,
 F.R.W.D.                          A-1+(d)       1.35         9/04/02        7,500          7,500,000
 Ser. 01B-2, B.A.N.,               MIG1          2.50         9/12/02        1,000          1,000,282
 Ser. 01B-2, B.A.N.                MIG1          2.50        12/05/02        2,600          2,605,321
New York City Ind. Dev., USA
 Wste. Svcs. NYC Proj.,
 F.R.W.D., A.M.T.                  A-1+(d)       1.40         9/05/02        5,000          5,000,000
New York City
 Ser. H, Subser H-3, F.R.D.D.      VMIG1         1.85         9/03/02        2,000          2,000,000
 Ser. H, Subser H-3, F.R.D.D.      VMIG1         1.85         9/03/02          400            400,000
New York City Fin. Auth., Credit
 Suisse., Series 4                 P-1           1.30        12/26/02        2,100          2,100,000
New York City G.O., Sub Ser.
 E3., F.R.D.D.                     VMIG1         1.85         9/03/02        1,000          1,000,000
New York City Hsg. Dev. Corp.,
 Multi-Family Hsg. Rev., One
 Columbus Pl., Ser. 98A.,
 F.R.W.D., F.N.M.A., A.M.T.        A-1+(d)       1.45         9/04/02       10,000         10,000,000
New York City Ind. Dev. Agcy.,
 Civic Fac. Rev., Village Cmnty.
 Sch. Proj., Ser. 206, F.R.W.D.,
 F.S.A.                            VMIG1         1.45         9/05/02        1,300          1,300,000
New York City Mun. Wtr.            P-1           1.30        10/10/02       11,400         11,400,000

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
New York City Mun. Wtr. Fin.
 Auth. Wtr. & Swr. Sys. Rev.,
 Ser. 492., F.R.W.D., F.S.A.       A-1+(d)       1.36%        9/05/02   $    6,495       $  6,495,000
 Ser. C, F.R.D.D.                  VMIG1         1.85         9/03/02        2,300          2,300,000
 Ser. C, F.R.D.D.                  VMIG1         1.85         9/03/02        8,400          8,400,000
 Sub Ser. C-3, F.R.D.D.            VMIG1         1.85         9/03/02        2,300          2,300,000
New York City Transitional. Fin.
 Auth. Rev.,
 Cert. Ser. E. F.R.W.D.            VMIG1         1.41         9/05/02        4,970          4,970,000
 Future Tax, Ser. 01B,             NR            4.00         2/01/03          355(c)         358,072
 Future Tax, Ser. B                NR            4.00         2/01/03          145            146,254
 M.E.R.L.O.T., A 40.               VMIG1         1.37         9/04/02       10,000         10,000,000
 Recov. Nts., Ser. 01A             MIG1          3.25        10/02/02        9,000          9,009,709
New York City Trust Cult. Res.
 Rev., Ser. SGA91. F.R.D.D.,
 A.M.B.A.C.                        A-1+(d)       1.80         9/03/02        1,785          1,785,000
New York City Wtr. Fin. Auth.,
 Ser. 97., T.E.C.P.                P-1           1.30        11/08/02        8,400          8,400,000
New York St Environ. Fac. Corp.,
 Clean Wtr. Drinking, Ser. 652.,
 F.R.W.D.                          A-1+(d)       1.36         9/05/02       10,000         10,000,000
 Clean Wtr. Drinking, Ser. H       NR            2.50        10/01/02        1,125          1,126,196
New York St. Dorm. Auth. Rev.,
 Cert. Ser. 310., F.R.W.D.,
 M.B.I.A.                          VMIG1         1.36         9/05/02        6,745          6,745,000
 Cert. Ser. 341., F.R.W.D.,
 M.B.I.A.                          VMIG1         1.36         9/05/02        4,495          4,495,000
 M.E.R.L.O.T., Ser. 00G            VMIG1         1.37         9/04/02       10,000         10,000,000
 M.E.R.L.O.T., Ser. 00X            VMIG1         1.37         9/04/02        2,065          2,065,000
 M.E.R.L.O.T., Ser. A30.,
 F.R.W.D., A.M.B.A.C.              VMIG1         1.37         9/04/02        1,385          1,385,000
 Mun. Secs. Trust, Ser. SGA 132,
 F.R.W.D.                          A-1+(d)       1.35         9/04/02        1,805          1,805,000
New York St. Engy. Resh. & Dev.
 Auth.,
 Elec. Facs. Rev., Long Island
 Ltg. Co. Ser. A., F.R.W.D.        VMIG1         1.35         9/04/02        4,400          4,400,000

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Pollution Ctrl. Rev., Elec &
 Gas, Ser. 85A, A.N.N.O.T.         A-1+(d)       1.60%        3/15/15   $    2,500       $  2,500,000
 Pollution Ctrl. Rev., Elec &
 Gas, Ser. 85B, A.N.N.O.T.         NR            2.15        10/15/02        3,250(c)       3,250,000
 Pollution Ctrl. Rev., Elec. &
 Gas, Ser. C., F.R.D.D.            VMIG1         1.80         9/03/02        4,400          4,400,000
 Pollution Ctrl. Rev., Elec.&
 Gas.,                             A-1+(d)       1.60         3/15/03       10,000(c)      10,000,000
New York St. Hsg. Fin. Agcy.
 Rev., F.R.W.D.                    VMIG1         1.30         9/04/02        5,000          5,000,000
 Talleyrand Crescent, Ser.
 99-A., F.R.W.D., A.M.T.           VMIG1         1.25         9/04/02       12,000         12,000,000
 Theatre Row Tower, Ser. 01A.,
 F.R.W.D., A.M.T.                  VMIG1         1.45         9/04/02        2,500          2,500,000
 Victory Hsg., Ser. 02A.,
 F.R.W.D.                          VMIG1         1.45         9/04/02        6,000          6,000,000
New York St. Local Govt. Assist.
 Corp., Ser. SGA59, F.R.D.D.,
 A.M.B.A.C.                        A-1+(d)       1.80         9/03/02        6,700          6,700,000
New York St. Mtge. Agcy. Rev.,
 M.E.R.L.O.T., Ser. 00B            VMIG1         1.42         9/04/02        5,509          5,509,000
 M.E.R.L.O.T., Ser. 00PP           VMIG1         1.42         9/04/02        5,000          5,000,000
 M.E.R.L.O.T., Ser. A11            VMIG1         1.37         9/04/02        1,680          1,680,000
 Ser. 303., F.R.W.D.               VMIG1         1.36         9/05/02        2,445          2,445,000
 Ser. 33RD                         VMIG1         1.75         4/01/03        5,000          5,000,000
New York St. Thrwy. Auth. Rev.,
 Highway & Bridge Trust Fund.,
 Ser. 267., F.R.W.D., F.S.A.       VMIG1         1.36         9/05/02        2,200          2,200,000
 Highway & Bridge Trust Fund.,
 Ser. 368., F.R.W.D., F.G.I.C.     VMIG1         1.36         9/05/02        4,500          4,500,000
 Mun. Trust, Ser. SGA 66.,
 F.R.W.D.                          A-1+(d)       1.35         9/04/02        7,855          7,855,000
New York,
 Ser. B2 Subser B3., F.R.D.D.      VMIG1         1.85         9/03/02        3,700          3,700,000
 Ser. E., G.O., M.B.I.A.           NR            4.00         8/01/03        1,060          1,082,742
 Trust Rcpts., Ser. F, F.R.W.D.    VMIG1         1.31         9/05/02        6,600          6,600,000

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Port Auth. New York &
 New Jersey,
 Ser. 153Z., F.R.W.D.              VMIG1         1.36%        9/05/02   $    6,000       $  6,000,000
 Ser. 93-1, F.R.W.D.               CPS1          1.23         9/03/02       12,000         12,000,000
Power Authority New York
 Series 4 Yrs 1+2                  P-1           1.30         9/12/02        1,900          1,900,000
 Series 4 Yrs 1+2                  P-1           1.30        10/07/02        9,100          9,100,000
 Series 4 Yrs 1+2                  P-1           1.30        10/09/02       11,000         11,000,000
 Series 4 Yrs 1+2                  P-1           1.30        10/10/02        1,800          1,800,000
Putnam Cnty., Ser. 01, G.O.,
 T.A.N.                            NR            2.13        10/18/02        5,800          5,804,238
Ramapo Hsg. Auth. Rev.
 Fountainview Proj., Ser 98,
 F.R.W.D.                          VMIG1         1.49         9/05/02       10,985         10,985,000
Rensselaer Ind. Dev. Agcy.,
 Capital View Office Park Proj.
 Ser. 86A., F.R.W.D., A.M.T.       CPS1          2.10        12/31/02        3,180          3,180,000
Rockland Cnty. Ind. Dev. Agcy.,
 Asstd Living Northern River,
 Ser. 99, F.R.W.D.                 VMIG1         1.49         9/05/02        4,980          4,980,000
 Northern Manor Multicare, Ser.
 02., F.R.W.D.                     VMIG1         1.49         9/05/02        2,775          2,775,000
Rye Neck Union Free Sch. Dist.,
 Ser. 01, G.O., B.A.N.             NR            2.63        11/21/02        4,875          4,881,622
St. Lawrence Cnty. Ind. Dev.
 Civic Fac. Rev., Clarkson Univ.
 Proj., Ser. 90., F.R.W.D.         VMIG1         1.45         9/05/02          625            625,000
Syracuse, G.O., Pub. Impt. Ser.
 01C, F.G.I.C., A.M.T.             NR            3.25         1/01/03        1,075          1,079,781
Triborough Bridge & Tunnel Auth.
 Rev.,
 Gen. Purp. Ser. 262., F.R.W.D.    VMIG1         1.36         9/05/02        4,995          4,995,000
 Gen. Purp. Ser. 93B               NR            6.00         1/01/03        3,885          3,937,343
Vestal Cent. Sch. Dist., G.O.,
 T.A.N.                            NR            2.35        10/30/02        1,700          1,702,315

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New York Money Market Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Yonkers N.Y. Ser. A, G.O.,
 M.B.I.A.                          NR            2.25%        7/01/03   $      831       $    834,057
                                                                                         ------------
Total Investments  100.0%
 (cost $471,676,419(e))                                                                   471,676,419
Other assets in excess of
 liabilities  0.0%                                                                            103,794
                                                                                         ------------
Net Assets  100%                                                                         $471,780,213
                                                                                         ------------
                                                                                         ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternate Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    M.E.R.L.O.T.--Municipal Exempt Receipt - Liquid Option Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Assets and Liabilities

                                                                  August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $ 471,676,419
Cash                                                                      72,947
Receivable for Series shares sold                                      7,534,692
Interest receivable                                                    1,726,620
Other assets                                                               4,236
                                                                 -----------------
      Total assets                                                   481,014,914
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                   8,837,071
Management fee payable                                                   201,659
Accrued expenses                                                          78,945
Dividends payable                                                         55,686
Distribution fee payable                                                  50,415
Deferred trustees' fees                                                   10,925
                                                                 -----------------
      Total liabilities                                                9,234,701
                                                                 -----------------
NET ASSETS                                                         $ 471,780,213
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $   4,717,802
   Paid-in capital in excess of par                                  467,062,411
                                                                 -----------------
Net assets, August 31, 2002                                        $ 471,780,213
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($471,780,213 / 471,780,213 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 7,791,392
                                                                 -----------------
Expenses
   Management fee                                                     2,247,986
   Distribution fee                                                     561,997
   Transfer agent's fees and expenses                                    78,000
   Custodian's fees and expenses                                         74,000
   Reports to shareholders                                               71,000
   Legal fees and expenses                                               30,000
   Registration fees                                                     18,000
   Trustees' fees                                                        14,000
   Audit fee                                                             13,000
   Miscellaneous                                                          7,275
                                                                 -----------------
      Total expenses                                                  3,115,258
Less: Custodian fee credit (Note 1)                                      (1,256)
                                                                 -----------------
    Net expenses                                                      3,114,002
                                                                 -----------------
Net investment income                                                 4,677,390
Net realized gain on investments                                        304,798
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,982,188
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Statement of Changes in Net Assets

                                                      Year Ended August 31,
                                                ----------------------------------
                                                     2002               2001
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                        $     4,677,390    $    11,319,155
   Net realized gain on investment
      transactions                                      304,798              8,936
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      4,982,188         11,328,091
                                                ---------------    ---------------
Dividends and distributions paid to
   shareholders
   (Note 1)                                          (4,982,188)       (11,328,091)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                  1,091,466,857      1,175,708,674
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   4,952,948         11,087,645
   Cost of shares reacquired                     (1,074,245,593)    (1,099,065,064)
                                                ---------------    ---------------
   Net increase in net assets from Series
      share transactions                             22,174,212         87,731,255
                                                ---------------    ---------------
Total increase                                       22,174,212         87,731,255
NET ASSETS
Beginning of year                                   449,606,001        361,874,746
                                                ---------------    ---------------
End of year                                     $   471,780,213    $   449,606,001
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Money Market Series (the 'Series') . The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in April 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income and net realized short-term gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with
    16

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements Cont'd.

the expense offset arrangements in an income producing asset if they have not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'); PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $76,500 for the services of PMFS. As of August 31, 2002, approximately $6,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Distributions and Tax Information
For the year ended August 31, 2002, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $4,677,390 was tax-exempt income and $304,798 was ordinary income.

      As of August 31, 2002, the accumulated undistributed earnings on a tax basis was $20,059 of tax-exempt income (includes a timing difference of $55,686 for dividends payable).
                                                                          17

       Prudential Municipal Series Fund      New York Money Market Series
             Financial Highlights

                                                                       Year
                                                                       Ended
                                                                  August 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    1.00
Net investment income and net realized gains                               .01
Dividends and distributions to shareholders                               (.01)
                                                                 -----------------
Net asset value, end of year                                         $    1.00
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 471,780
Average net assets (000)                                             $ 449,597
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .69%
   Expenses, excluding distribution and service (12b-1) fees               .57%
   Net investment income                                                  1.04%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.
    18                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .03                  .02                  .03
        (.03)                (.03)                (.02)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.91%                3.18%                2.49%                2.94%
    $449,606             $361,875             $358,556             $412,352
    $403,930             $369,017             $375,650             $373,494
         .70%                 .70%                 .70%                 .69%
         .58%                 .57%                 .57%                 .57%
        2.80%                3.15%                2.46%                2.90%

    See Notes to Financial Statements                                     19

       Prudential Municipal Series Fund      New York Money Market Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 15, 2002
    20

       Prudential Municipal Series Fund      New York Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2002) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2002, the Series paid dividends and distributions of $0.0104 and $0.0007 which represent federally tax-exempt interest dividends and short-term capital gains, respectively.
                                                                          21

       Prudential Municipal Series Fund      New York Money Market Series
                                         www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987
                       Delayne Dedrick Gold (64)            Trustee                Since 1984
                       Thomas T. Mooney (60)                Trustee                Since 1986
                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    22                                                                    23

       Prudential Municipal Series Fund      New York Money Market Series
                                            www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993
                       Nancy H. Teeters (72)                Trustee                Since 1984
                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)
                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).
                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Richard A. Redeker (59)

                       Nancy H. Teeters (72)

                       Louis A. Weil, III (61)


    24                                                                    25

       Prudential Municipal Series Fund      New York Money Market Series
                                          www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee
                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    26                                                                    27

       Prudential Municipal Series Fund      New York Money Market Series
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund who are not Trustees is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Deborah A. Docs (44)                 Secretary              Since 1989

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.
                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

                       Name, Address** and Age
                       -------------------------------
                       Grace C. Torres (43)

                       Deborah A. Docs (44)

    28                                                                    29

       Prudential Municipal Series Fund      New York Money Market Series
                                          www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary
                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996-February 2001)
                                                        of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987-September 1996) of Prudential
                                                        Securities.
                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998); First Vice President,
                                                        Prudential Securities (March 1997-May
                                                        1998).

                       Name, Address** and Age
                       -------------------------------
                       Marguerite E.H. Morrison (46)

                       Maryanne Ryan (38)

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    30                                                                    31

Prudential Municipal Series Fund  New York Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-
1852. Read the prospectus carefully
before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
     www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase
money fund and is only an exchangeable
money fund.
**Not exchangeable with Prudential
mutual funds.

Prudential Municipal Series Fund  New York Money Market Series

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't
ever read this--they don't read annual
and semiannual reports. It's quite
understandable. These annual and
semiannual reports are prepared to
comply with federal regulations, and
are often written in language that is
difficult to understand. So when most
people run into those particularly
daunting sections of these reports,
they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes
to our mutual funds report to make it
easier to understand and more pleasant
to read. We hope you'll find it
profitable to spend a few minutes
familiarizing yourself with your
investment. Here's what you'll find in
the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is
often a shareholder's primary concern,
we present performance information in
two different formats. You'll find it
first on the "Performance at a Glance"
page where we compare the Fund and the
comparable average calculated by
Lipper, Inc., a nationally recognized
mutual fund rating agency. We report
both the cumulative total returns and
the average annual total returns. The
cumulative total return is the total
amount of income and appreciation the
Fund has achieved in various time
periods. The average annual total
return is an annualized representation
of the Fund's performance. It gives you
an idea of how much the Fund has earned
in an average year for a given time
period. Under the performance box,
you'll see legends that explain the
performance information, whether fees
and sales charges have been included in
the returns, and the inception dates
for the Fund's share classes.

See the performance comparison charts
at the back of the report for more
performance information. Please keep in
mind that past performance is not
indicative of future results.

      www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on
successful--and not-so-successful--
strategies in this section of your
report. Look for recent purchases and
sales here, as well as information
about the sectors the portfolio manager
favors, and any changes that are on the
drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to
appear technical, but it's really just
a listing of each security held at the
end of the reporting period, along with
valuations and other information.
Please note that sometimes we discuss a
security in the "Investment Adviser's
Report" section that doesn't appear in
this listing, because it was sold
before the close of the reporting
period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings),
liabilities (how much the Fund owes),
and net assets (the Fund's equity or
holdings after the Fund pays its
debts) as of the end of the reporting
period. It also shows how we
calculate the net asset value per share
for each class of shares. The net asset
value is reduced by payment of your
dividend, capital gain, or other
distribution--but remember that the
money or new shares are being paid or
issued to you. The net asset value
fluctuates daily, along with the value
of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses
(including what you pay us to manage
your money). You'll also see capital
gains here--both realized and
unrealized.

Prudential Municipal Series Fund  New York Money Market Series

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and
expenses translate into changes
in net assets. The Fund is required to
pay out the bulk of its income to
shareholders every year, and this
statement shows you how we do it
(through dividends and distributions)
and how that affects the net assets.
This statement also shows how money
from investors flowed into and out of
the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material
that can intimidate readers, but it
does contain useful information. The
notes provide a brief history and
explanation of your Fund's objectives.
In addition, they outline how
Prudential mutual funds prices
securities. The notes also explain who
manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements
from prior pages, but on a per-share
basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant
looks over our books and certifies that
the financial statements are fairly
presented in accordance with
generally accepted accounting
principles.

TAX INFORMATION
This is information that we report
annually about how much of your total
return is taxable. Should you have any
questions, you may want to consult a
tax adviser.

     www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the
Securities Exchange Commission.
Performance is presented here as the
return on a hypothetical $10,000
investment in the Fund since its
inception or for 10 years (whichever is
shorter). To help you put that return
in context, we are required to include
the performance of an unmanaged, broad-
based securities index as well. The
index does not reflect the cost of
buying the securities it contains or
the cost of managing a mutual fund. Of
course, the index holdings do not
mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an
index.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or
FDIC insured, and may lose value.

Fund Symbols  Nasdaq     CUSIP
              PBNXX    74435M721

MF127E  IFS-A074666

                         ANNUAL REPORT
                         AUGUST 31, 2002

PRUDENTIAL
MUNICIPAL SERIES FUND/
PENNSYLVANIA SERIES

                         FUND TYPE
                         Municipal bond

                         OBJECTIVE
                         Maximize current income that is exempt
                         from Commonwealth of Pennsylvania
                         personal income tax and federal income
                         tax, consistent with the preservation
                         of capital

                         This report is not authorized for
                         distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Series' portfolio
                         holdings are for the period covered by
                         this report and are subject to change
                         thereafter.

Prudential Financial is a service mark
of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

            (LOGO)

Prudential Municipal Series Fund  Pennsylvania Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the
Prudential Municipal Series Fund/
Pennsylvania Series (the Series) is to
maximize current income that is exempt
from Commonwealth of Pennsylvania
personal income tax and
federal income tax, consistent with the
preservation of capital. However,
certain shareholders may be subject to
the federal alternative minimum tax
(AMT) because some of the Series' bonds
are subject to the AMT. There can be no
assurance that the Series will achieve
its investment objective.

Portfolio Composition
Expressed as a percentage of
total investments as of 8/31/02
55.5% Revenue Bonds
27.3  General Obligation Bonds
 6.2  Prerefunded
 5.2  Miscellaneous
 5.8  Cash Equivalents

Credit Quality
Expressed as a percentage of
total investments as of 8/31/02
 3.0% AAA
50.8  AAA Insured
 4.8  AA
10.3  A
16.9  BBB
 5.8  Cash Equivalents
 8.4  Not Rated* (Prudential ratings used):
      3.0  AAA
      3.2  BBB
      2.2  BB

*Unrated bonds are believed to be of
comparable quality to permissible
investments by the Series.

Ten Largest Issuers
Expressed as a percentage of
net assets as of 8/31/02
4.5% Puerto Rico Comnwlth.

4.3  Pennsylvania St. Higher Ed.
     Facs. Auth. Rev.

4.0  Allegheny Cnty. San. Auth. Swr. Rev.

3.9  Pennsylvania Convention Ctr.
     Auth. Rev.

3.7  Pittsburgh Wtr. & Swr. Auth.

3.2  Delaware Valley Reg. Fin.
     Auth. Rev.

3.2  Washington Cnty. Hosp. Auth. Rev.*

3.1  Pennsylvania St. Ind. Dev.
     Auth. Rev., Econ. Dev.

2.9  Allegheny Cnty. Hosp. Dev.
     Auth. Rev.*

2.6  Northampton Cnty. Gen. Purp.
     Auth. Rev.

*Some issues are prerefunded, which
means they are secured by escrowed cash
and/or direct U.S. guaranteed
obligations. For details, see the
Portfolio of Investments.
Holdings are subject to change.

          www.prudential.com  (800) 225-1852

Annual Report  August 31, 2002

Cumulative Total Returns1                 As of 8/31/02

                                    One Year   Five Years    Ten Years      Since Inception2
Class A                               5.03%      28.78%    77.28% (76.95)   124.05% (123.41)
Class B                               4.68       26.81     71.29  (70.96)   154.70  (148.65)
Class C                               4.42       25.22           N/A         51.24  (50.95)
Lipper PA Muni Debt Funds Avg.3       5.03       27.86          78.41            ***
Lehman Brothers Muni Bond Index4      6.24       36.49          91.94            ****

Average Annual Total Returns1              As of 9/30/02

                                    One Year   Five Years    Ten Years      Since Inception2
Class A                               4.68%       4.79%     5.75% (5.73)      6.50% (6.47)
Class B                               2.56        4.94      5.71  (5.69)      6.37  (6.20)
Class C                               5.22        4.63          N/A


Distributions and Yields                          As of 8/31/02

                         Total Distributions      30-Day    Taxable Equivalent Yield5 at Tax Rates of
                          Paid for 12 Months    SEC Yield             35%          38.6%
Class A                        $0.49              3.66%              5.79%         6.13%
Class B                        $0.46              3.53               5.59          5.91
Class C                        $0.44              3.24               5.13          5.43

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. 1 Source:
Prudential Investments LLC and Lipper
Inc. The cumulative total returns do
not take into account sales charges.
The average annual total returns do
take into account applicable sales
charges. Without the distribution and
service (12b-1) fee waiver for Class A
shares, the returns would have been
lower. The Series charges a maximum
front-end sales charge of 3% for Class
A shares. Class B shares are subject to
a declining contingent deferred sales
charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
and 1% for six years respectively.
Approximately seven years after
purchase, Class B shares will
automatically convert to
Class A shares on a quarterly basis.
Class C shares are subject to a front-
end sales charge of 1% and a CDSC of 1%
for shares redeemed within 18 months of
purchase. Without waiver of fees and/or
expense subsidization, the Series'
cumulative and average annual total
returns would have been lower, as
indicated in parentheses. The
cumulative and average annual total
returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares. 2 Inception
dates: Class A, 1/22/90; Class B,
4/3/87; and Class C, 8/1/94. 3 The
Lipper Average is unmanaged, and is
based on the average return for all
funds in each share class for the one-
year, five-year, ten-year, and since
inception periods in the Lipper
Pennsylvania Municipal (Muni) Debt
Funds category. Funds in the Lipper
Single-State Municipal Debt Funds
Average limit their assets to those
securities that are exempt from
taxation in a specified state (double
tax-exempt) or city (triple tax-
exempt). 4 The Lehman Brothers
Municipal (Muni) Bond Index is an
unmanaged index of over 39,000 long-
term investment-grade municipal bonds.
It gives a broad look at how long-term
investment-grade municipal bonds have
performed. Investors cannot invest
directly in an index. The returns for
the Lipper Average and the Lehman
Brothers Muni Bond Index would be lower
if they included the effect of sales
charges, operating expenses, or taxes.
5 Taxable equivalent yields reflect
federal and applicable state tax rates.
***Lipper Since Inception returns are
127.72% for Class A, 167.98% for Class
B, and 57.99% for Class C, based on all
funds in each share class. ****Lehman
Brothers Muni Bond Index returns are
146.36% for Class A, 196.58% for Class
B, and 71.42% for Class C.
                                       1

(LOGO)           October 15, 2002

DEAR SHAREHOLDER,
The reporting period for the
Pennsylvania Series--the 12 months ended
August 31, 2002--was a time of
significant developments in the U.S.
economy and the financial markets. The
economy began to recover from its first
recession in a decade, helped by 11
short-term interest-rate cuts by the
Federal Reserve (the Fed) in 2001. The
economic recovery slowed and accounting
scandals involving high-profile firms
in the United States roiled financial
markets in 2002. As a result, the Fed
has left short-term rates near record
lows.

In this environment characterized by
investor pessimism and distrust, demand
increased for high-quality debt
securities, including investment-grade
municipal bonds, but declined for
riskier assets such as stocks. This
flight-to-quality trend affected the
Series' performance. For our fiscal
year, the return on the Series' Class A
shares lagged that of the Lehman
Brothers Municipal Bond Index, the
Series' benchmark, but was in line with
the average return of its peers, as
represented by the Lipper Pennsylvania
Municipal Debt Funds Average.

The Series' management team explains
conditions in the tax-exempt bond
market and the Series' investments on
the following pages. Thank you for your
continued confidence in Prudential
mutual funds. We look forward to
serving your future investment needs.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund  Pennsylvania Series

Annual Report  August 31, 2002

INVESTMENT ADVISER'S REPORT

FLIGHT-TO-QUALITY TREND AIDED MUNICIPAL BONDS
The investment environment for
municipal bonds grew more favorable
during our fiscal year that began
September 1, 2001. Demand for municipal
bonds increased as changing economic
conditions in the United States led to
a shift in the outlook for monetary
policy and as investors fled from the
stock market.

Shortly after our reporting period
began, terrorists attacked the United
States on September 11, inflicting
further damage on an already weakened
economy. The Fed responded by cutting
short-term rates in each of the first
four months of our fiscal year. Those
four reductions were in addition to
seven other rate cuts earlier in 2001.
Bond investors believed that lower
borrowing costs and lower taxes would
revitalize the economy, leading to
rising inflation and higher interest
rates. Therefore they required higher
yields on municipal bonds in November
and December 2001, which pushed bond
prices lower.

The sell-off in municipal bonds
continued in 2002 as the economy began
to recover in the first three months of
the year. Improving economic conditions
lent credence to the view that the Fed
might soon increase short-term rates to
take back some of its rate cuts.
However, the economic expansion slowed
in the spring of 2002 and inflation
remained tame, which led to the
realization that the Fed was not going
to tighten monetary policy. There was
also speculation in the summer that the
economy might sink into a so-called
"double dip" recession that could
prompt the Fed to resume cutting short-
term rates. Consequently, market
interest rates fell in the spring and
summer of 2002, driving municipal bond
prices higher.

Municipal bonds rallied as news of
fraud at key U.S. firms and fear that
the United States and Iraq may go to
war made the bear market in stocks
worse and sent investors seeking refuge
in U.S. Treasuries, high-grade
municipal bonds, and other relatively
conservative assets. State and local
governments took advantage of the low
rates by issuing a flood of new long-
term bonds.
                                 3

Prudential Municipal Series Fund  Pennsylvania Series

Annual Report  August 31, 2002

The frail economy and bear market in
stocks cut tax revenues collected by
many state and local governments,
including Pennsylvania. Like many other
states, Pennsylvania will draw down on
its budget-stabilization fund and
resort to nonrecurring revenue streams
to balance its budget this year. That
said, the Keystone State's government
has a history of conservative financial
practices, and the state's general
obligation (GO) bonds maintained their
Aa2 rating by Moody's Investors Service
and AA rating by Standard & Poor's
Ratings Services (S&P) during our
fiscal year. The Series did not own
Pennsylvania State GO bonds during our
fiscal year, but we bought some later
in 2002.

HIGH-QUALITY BOND EXPOSURE HELPED THE SERIES
With growing concern about the
creditworthiness of bonds and frequent
changes in the direction of market
interest rates, our investment strategy
aimed to strike the right balance in
the Series with regard to credit
quality and interest-rate sensitivity.
First, we strove for the appropriate
mix of high-quality bonds versus low-
quality bonds. Second, we attempted to
balance the Series' exposure to bonds
with good potential for price
appreciation versus bonds that behave
defensively during a sell-off in the
fixed income market.

From the perspective of credit quality,
the Series benefited from an increased
exposure to bonds rated AAA (both
insured and uninsured) that accounted
for 54% of its total investments as of
August 31, 2002. AAA-rated bonds
rallied solidly during our fiscal year,
based on Lehman Brothers indexes. We
believe that their prices were aided by
the flight-to-quality trend. By contrast, municipal bonds of below-investment-grade quality (considered to be rated
BB or lower) comprised 2% of the
Series' total investments as of August
31, 2002, and did not perform as well
because there was little demand for
such bonds amid the sluggish economic
conditions and geopolitical uncertainties.
One exception was the municipal bonds of Roaring Creek Water that rallied after S&P assigned the previously nonrated bonds a rating of AA-minus. This was in keeping with the AA-minus rating assigned to the senior secured bonds of Pennsylvania Suburban Water Company, of which Roaring Creek Water is a part.

     www.prudential.com  (800) 225-1852

OUR COUPON BARBELL STRATEGY
In positioning the Series to perform
well in the volatile interest-rate
environment, we employed a barbell
strategy that focused on two types of
bonds. One side of our barbell
emphasized AAA-rated, insured zero
coupon bonds, which are so named
because they provide no interest income
and are sold at discount prices to make
up for their lack of periodic interest
payments. Zero coupon bonds are the
most interest-rate-sensitive of all
bonds, which enables them to perform
better than other types of debt
securities when interest rates decline
and bond prices move higher. The other
side of our barbell emphasized
intermediate-term bonds whose higher-
coupon rates provided the Series with
considerable interest income. Prices of
these bonds tend to hold up relatively
well when the municipal bond market
sells off because investors want the
solid income that they provide.

We periodically adjusted our coupon
barbell strategy. For example, when it
seemed that the strong economic
recovery would prompt the Fed to
increase short-term rates, we sold some
zero coupon bonds in early 2002 and
reinvested the proceeds in additional
intermediate-term higher-coupon bonds.
However, expectations for a rate hike
faded because the economy cooled in the
spring of 2002. While the Series
benefited from its remaining heavy
exposure to zero coupon bonds, it would
have been even better served had we not
sold some of them in early 2002. Once
it became clear that the Fed was not
going to tighten monetary policy, zero
coupon bonds rallied in the spring and
summer, enabling them to post one of
the highest returns in the municipal
market during our reporting period,
based on Lehman Brothers indexes.

This is not to say that the Series did
not benefit from its considerable
exposure to intermediate-term higher-
coupon bonds. In fact, municipal bonds
in the 15-year sector solidly
outperformed longer-term bonds during
our reporting period, based on Lehman
Brothers indexes. Our decision to focus
on the 15-year range rather than
longer-term bonds was a key contributor
to the Series' positive performance
during our 12-month reporting period.

Prudential Municipal Series Fund  Pennsylvania Series

Annual Report  August 31, 2002

GOOD INVESTMENT OPPORTUNITIES IN EDUCATION BONDS
Turning to municipal market sectors,
higher education bonds were 9% of the
Series' total investments at the end of
our fiscal year. Colleges and
universities (private or public) that
strengthened their financial standing
during the economic expansion and stock
market boom of the 1990s are well
positioned to navigate today's
challenging economic environment. These
schools benefit from advantages such as
having a financial cushion that helps
them weather a downturn and significant
flexibility to increase tuition in the
case of public schools. By contrast,
lower-rated private colleges that
failed to build up their small
endowments during the 1990s face a
tougher time. The Series holds Drexel
University bonds that were upgraded to
single-A from A-minus by S&P due to
impressive enrollment gains at Drexel,
its strong financial performance over
the past three years after a period of
operating deficits, and other
improvements. Drexel's recent decision
to take over MCP Hahneman University is
generally viewed positively because,
among other reasons, Drexel is expected
to attract more research funds and
expand its role in the Philadelphia
higher education market.

LOOKING AHEAD
Our investment strategy remains largely
unchanged. We believe our coupon
barbell strategy continues to offer a
better balance between risk and reward
than the alternative of investing
solely in current coupon bonds, which
are recently issued bonds that sell at
a price equal to 100% of their face
value. We expect our zero coupon bonds
to continue to provide good potential
for price appreciation if municipal
bonds continue to rally and yields
decline even further. We also expect our higher-coupon bonds to gain in value, reflecting the greater likelihood that they will be retired early and will be replaced by bonds with lower-coupon rates. However, if municipal bond prices fall and yields rise, we expect our higher-coupon bonds to behave defensively as their prices tend to hold up relatively well when the market sells off.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.0%
Municipal Bonds
Allegheny Cnty. Hosp. Dev.
 Auth. Rev.,
 Allegheny Gen. Hosp. Proj.,
 Ser. A, M.B.I.A.                 Aaa            6.25%         9/01/20   $    1,750(c)    $  2,039,170
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/14        2,000          1,169,400
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/16        2,000          1,033,820
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/18        2,000            909,380
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/19        4,000(f)       1,700,320
Allegheny Cnty. Ind. Dev. Auth.
 Rev., USX Proj., Ser. A          Baa1           6.70         12/01/20        1,500          1,546,800
Allegheny Cnty. San. Auth. Swr.
 Rev.,
 F.G.I.C.                         Aaa            Zero         12/01/15        1,625            904,507
 M.B.I.A.                         Aaa            5.50         12/01/20        2,500          2,687,875
 M.B.I.A.                         Aaa            5.50         12/01/30        3,000          3,155,460
Berks Cnty. G.O., C.A.B.S.,
 F.G.I.C.                         Aaa            Zero          5/15/16        2,900          1,556,778
Berks Cnty. Ind. Rev., Lutheran
 Home Proj., A.M.B.A.C.           Aaa            6.875         1/01/23        1,500          1,523,475
Berks Cnty. Mun. Auth. Hosp.
 Rev., Reading Hosp. Med. Ctr.
 Proj., M.B.I.A.                  Aaa            5.70         10/01/14        1,250          1,444,238
Bucks Cnty. Wtr. & Swr. Auth.
 Rev.,
 Neshaminy Interceptor Swr.
 Sys., F.G.I.C.                   Aaa            Zero         12/01/15        2,175          1,210,649
 Ser. A, A.M.B.A.C.               Aaa            5.375         6/01/16        1,080          1,183,334
Canon McMillan Sch. Dist.,
 Ser. B, F.G.I.C.                 Aaa            5.50         12/01/29        3,000(h)       3,137,310

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Carbon Cnty. Ind. Dev. Auth.
 Rfdg., Panther Creek Partners
 Proj.                            BBB-(d)        6.65%         5/01/10   $    2,470       $  2,675,726
Chartiers Valley Ind. Rev.,
 Friendship Vlge./South Hills     NR             6.75          8/15/18        2,225          2,199,257
Chester Cnty. Hlth. & Ed. Facs.
 Auth. Hosp. Rev., Ser. A         Baa2           6.75          7/01/31        1,250          1,176,113
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.              BBB-(d)        5.625         7/01/21        1,000            864,710
Dauphin Cnty. G.O., Ser. 2,
 A.M.B.A.C.                       Aaa            5.50         11/15/15        1,295          1,433,565
Delaware Cnty. Auth. Rev.,
 Dunwoody Vlge. Proj.             A(d)           6.25          4/01/30        1,000          1,040,290
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Res. Recov. Facs., Ser. A        Baa3           6.00          1/01/09          500            530,445
 Res. Recov. Facs., Ser. A        Baa3           6.10          7/01/13        2,500          2,612,025
Delaware River Port Auth. PA &
 NJ Rev.,
 F.G.I.C.                         Aaa            5.40          1/01/16        2,750          2,952,070
 Port Dist. Proj., Ser. B,
 F.S.A.                           Aaa            5.70          1/01/22        1,000          1,101,090
Delaware Valley Reg. Fin.
 Auth., Local Govt. Rev., Ser.
 A, A.M.B.A.C.                    Aaa            5.50          8/01/28        5,000          5,431,250
Doylestown Hosp. Auth. Rev.,
 Pine Run, Ser. A                 Baa2           7.20          7/01/23        3,180(c)       3,389,149
Greencastle Antrim Sch. Dist.,
 Rev., M.B.I.A.
 C.A.B.S., Ser. B                 Aaa            Zero          1/01/12        1,000            679,620
 C.A.B.S., Ser. B                 Aaa            Zero          1/01/13        1,000            641,600
Harrisburg G.O., C.A.B.S.,
 Ser. D, A.M.B.A.C.               Aaa            Zero          3/15/15        2,380          1,367,048
Hopewell Area Sch. Dist., G.O.,
 C.A.B.S., F.S.A.                 Aaa            Zero          9/01/23        2,000            665,280
Kennett Cons. Sch. Dist., G.O.,
 Ser. A, F.G.I.C.                 Aaa            5.50          2/15/16        1,035          1,146,780

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Lancaster Ind. Dev. Auth. Rev.,
 Garden Spot Vlge. Proj.,
 Ser. A                           NR             7.625%        5/01/31   $    1,650       $  1,732,104
Latrobe Ind. Dev. Auth. Rev.,
 St. Vincent Coll. Proj.          Baa1           5.70          5/01/31        1,000          1,009,620
Lower Pottsgrove Twnshp. Auth.
 Swr. Rev., Montgomery Cnty.,
 A.M.B.A.C.,
 Ser. A                           Aaa            Zero         11/01/13        1,155            723,654
 Ser. A                           Aaa            Zero         11/01/15        1,185            662,024
Luzerne Cnty. Ind. Dev. Auth.
 Rev., Gas & Wtr., Ser. B,
 A.M.T.                           A3             7.125        12/01/22        4,000          4,101,840
McKeesport Area Sch. Dist.,
 M.B.I.A.,
 C.A.B.S.                         Aaa            Zero         10/01/20        3,555          1,450,120
 C.A.B.S.                         Aaa            Zero         10/01/21        2,555            973,506
Montgomery Cnty. G.O.             Aaa            5.25          9/15/16        2,895          3,153,495
Mount Pleasant Bus. Dist. Auth.
 Hosp. Rev., Frick Hosp.          BBB(d)         5.75         12/01/27        1,000            937,040
Northampton Cnty. Gen. Purp.
 Auth. Rev., F.S.A.               Aaa            5.75         10/01/18        3,910          4,397,108
Northampton Cnty. Higher Ed.
 Auth. Rev., Moravian Coll.,
 A.M.B.A.C.                       Aaa            6.25          7/01/11        2,195          2,628,095
Northeastern Hosp. & Ed. Auth.
 Coll. Rev., Kings Coll. Proj.,
 Ser. B                           BBB(d)         6.00          7/15/18        3,235          3,279,805
Northumberland Cnty. Ind. Dev.
 Auth. Rev., Roaring Creek
 Wtr., A.M.T.                     AA-(d)         6.375        10/15/23        1,000          1,030,220
Owen J. Roberts Sch. Dist.,
 G.O., F.S.A.                     Aaa            5.50          8/15/19        1,520          1,653,608
Penn Hills Twnshp., G.O., Ser.
 A, A.M.B.A.C.                    Aaa            Zero          6/01/10        1,535          1,135,194
Penn Hills, G.O.,
 Ser. B, A.M.B.A.C.               Aaa            Zero         12/01/18        1,360            634,127

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennsylvania Convention Ctr.
 Auth. Rev., Ser. A, F.G.I.C.     Aaa            6.00%         9/01/19   $    5,445       $  6,502,147
Pennsylvania Econ. Dev. Auth.,
 Wste. Wtr. Treatment Rev., Sun
 Co., R & M Proj., Ser. A,
 A.M.T.                           Baa2           7.60         12/01/24        3,500          3,734,115
Pennsylvania Econ. Dev. Fin.
 Auth. Res. Recov. Rev.,
 Northhampton Generating,
 Ser. A                           BBB-(d)        6.60          1/01/19        2,000          2,034,080
Pennsylvania Econ. Dev. Fin.
 Auth., Exempt Facs. Rev.,
 Amtrak Proj., Ser. A, A.M.T.     A3             6.25         11/01/31        2,000          1,928,680
Pennsylvania Hsg. Fin. Agcy.
 Sngl. Fam. Mtge., A.M.T.         Aa2            10.291(b)     4/01/25        2,100          2,181,690
Pennsylvania St. Higher Ed.
 Facs. Auth. Rev.,
 Drexel Univ.                     A(d)           6.00          5/01/29        2,500(f)       2,653,200
 Philadelphia Univ.               Baa3           6.00          6/01/29        2,100(f)       2,248,722
 Philadelphia Univ.               Baa3           6.10          6/01/30          265            286,171
 Ursinus Coll., Ser. A            A-(d)          5.90          1/01/27        1,925          2,027,545
Pennsylvania St. Ind. Dev.
 Auth. Rev., Econ. Dev.,
 A.M.B.A.C.                       Aaa            5.50          7/01/17        2,000          2,220,900
 A.M.B.A.C.                       Aaa            5.50          7/01/20        2,750          2,983,612
Pennsylvania St. Tpke. Comn.
 Tpke. Rev., Rfdg., Ser. S        Aa3            5.50          6/01/15        1,000          1,114,510
Philadelphia Auth. Ind. Dev.
 Arpt., Rev., A.M.T.              NR             5.50          1/01/24        2,500          1,978,300
Philadelphia Auth. Ind. Dev.
 Lease Rev., Ser. B, F.S.A.       Aaa            5.50         10/01/18        2,000          2,181,400
Philadelphia Hosps. & Higher
 Ed. Facs. Auth. Hosp. Rev.,
 Chestnut Hill Hosp.              Baa2           6.50         11/15/22        1,250          1,250,075
 Grad. Hlth. Sys.                 Ca             7.25          7/01/18        1,816(g)              18
Pittsburgh Urban Redev. Auth.,
 Mtge. Rev., Ser. A, A.M.T.       Aa1            6.25         10/01/28          925            972,221

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Pittsburgh Wtr. & Swr. Auth.,
 Wtr. & Swr. Sys. Rev., Ser. A,
 F.G.I.C.                         Aaa            6.50%         9/01/13   $    5,000       $  6,164,150
Puerto Rico Comnwlth.,
 G.O., F.G.I.C.                   Aaa            5.50          7/01/14        1,500(e)       1,738,065
 Pub. Impvt. Rfdg., M.B.I.A.      Aaa            7.00          7/01/10          720            894,708
 Rites PA 625, A.M.B.A.C.         NR             12.55         7/01/10        2,015          2,992,879
 Rites PA 642A, M.B.I.A.          NR             10.07         7/01/10        1,500          1,992,480
Schuylkill Cnty. Ind. Dev.
 Auth. Rev.,
 Pine Grove Landfill Inc.,
 A.M.T.                           BBB(d)         5.10         10/01/19        2,000          1,974,640
 Schuykill Engy., A.M.T.          NR             6.50          1/01/10        2,930          3,021,064
Springfield Sch. Dist.,
 Delaware Cnty., G.O., F.S.A.     Aaa            5.50          3/15/17        2,450          2,698,234
Swarthmore Boro Auth. Coll.
 Rev.                             Aa1            5.25          9/15/20        1,000          1,059,210
Unity Twnshp. Mun. Auth., Gtd.
 Swr. Rev., A.M.B.A.C.,
 C.A.B.S.                         Aaa            Zero         11/01/11        1,035            718,528
 C.A.B.S.                         Aaa            Zero         11/01/12        1,035            679,570
 C.A.B.S.                         Aaa            Zero         11/01/13        1,035            640,717
Virgin Islands Pub. Fin. Auth.
 Rev., Rfdg. Matching Loan
 Nts., Ser. A                     AAA(d)         7.25         10/01/18        1,950(c)       1,998,965
Washington Cnty. Hosp. Auth.
 Rev.,
 Monongahela Valley Hosp.         A3             6.75         12/01/08        2,750(c)       2,839,897
 Monongahela Valley Hosp.         A3             6.25          6/01/22        2,400          2,570,904
Westmoreland Cnty. Ind. Rev.
 Gtd., Valley Landfill Proj.,
 A.M.T.                           BBB(d)         5.10          5/01/18        1,000            987,160
Westmoreland Cnty., Rev.,
 C.A.B.S., F.G.I.C.               AAA(d)         Zero         12/01/19        5,750          2,485,898
                                                                                          ------------
Total long-term investments
 (cost $146,198,184)                                                                       156,364,549
                                                                                          ------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.8%
Emmaus Gen. Auth. Rev., Loan
 Prog., Ser. A, F.S.A.,
 F.R.W.D.                         A-1(d)         1.38%         9/05/02   $    1,110       $  1,110,000
Pennsylvania St. Higher Ed.
 Facs. Auth. Rev., Carnegie
 Mellon Univ.,
 Ser. B, F.R.D.D.                 A-1+(d)        1.80          9/03/02          500            500,000
 Ser. C, F.R.D.D.                 A-1+(d)        1.80          9/03/02        1,500          1,500,000
 Ser. D, F.R.D.D.                 A-1+(d)        1.80          9/03/02        1,500          1,500,000
Philadelphia Auth. Ind. Dev.
 Rev., Girard Estate Aramark
 Proj., F.R.W.D.                  A-1+(d)        1.45          9/05/02        2,400          2,400,000
Schuylkill Cnty. Ind. Dev.
 Auth. Res. Recov. Rev.,
 Northeastern Pwr., Ser. B,
 A.M.T., F.R.D.D.                 A-1+(d)        1.90          9/03/02        2,700          2,700,000
                                                                                          ------------
Total short-term investments
 (cost $9,710,000)                                                                           9,710,000
                                                                                          ------------
Total Investments  98.8%
 (cost $155,908,184; Note 5)                                                               166,074,549
Other assets in excess of
 liabilities  1.2%                                                                           1,950,775
                                                                                          ------------
Net Assets  100%                                                                          $168,025,324
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (i).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (i).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Represents a when-issued security.
(f) All or partial principal amount is segregate as collateral for when-issued security.
(g) Issuer in default on interest payments. Non-income producing security.
(h) Partial principal amount pledged as collateral for financial futures contracts.
(i) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $155,908,184)                           $ 166,074,549
Cash                                                                       60,618
Interest receivable                                                     2,138,479
Receivable for Series shares sold                                         153,896
Other assets                                                                3,050
                                                                   ---------------
      Total assets                                                    168,430,592
                                                                   ---------------
LIABILITIES
Dividends payable                                                         111,070
Payable for Series shares reacquired                                       98,638
Management fee payable                                                     71,095
Accrued expenses                                                           57,446
Distribution fee payable                                                   44,609
Due to broker--variation margin                                            12,594
Deferred trustees' fees                                                     9,816
                                                                   ---------------
      Total liabilities                                                   405,268
                                                                   ---------------
NET ASSETS                                                          $ 168,025,324
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     159,456
   Paid-in capital in excess of par                                   157,134,264
                                                                   ---------------
                                                                      157,293,720
   Accumulated net realized gain on investments                           640,753
   Net unrealized appreciation on investments                          10,090,851
                                                                   ---------------
Net assets, August 31, 2002                                         $ 168,025,324
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($126,409,790
      / 11,995,268 shares of beneficial interest issued and
      outstanding)                                                         $10.54
   Maximum sales charge (3% of offering price)                                .33
                                                                   ---------------
   Maximum offering price to public                                        $10.87
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($40,652,807 / 3,858,966 shares of beneficial
      interest issued and outstanding)                                     $10.53
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($962,727 /
      91,382 shares of beneficial interest issued and
      outstanding)                                                         $10.54
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $10.65
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 9,357,424
                                                                   ---------------
Expenses
   Management fee                                                        822,649
   Distribution fee--Class A                                             309,927
   Distribution fee--Class B                                             198,368
   Distribution fee--Class C                                               6,641
   Transfer agent's fees and expenses                                     97,000
   Custodians's fees and expenses                                         94,000
   Reports to shareholders                                                66,000
   Registration fees                                                      37,000
   Legal fees and expenses                                                20,000
   Audit fee                                                              13,000
   Trustees' fees                                                         12,000
   Miscellaneous                                                           4,430
                                                                   ---------------
      Total expenses                                                   1,681,015
Less: Custodian fee credit (Note 1)                                       (1,139)
                                                                   ---------------
   Net expenses                                                        1,679,876
                                                                   ---------------
Net investment income                                                  7,677,548
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                               898,408
   Financial futures transactions                                       (432,584)
   Interest rate swaps                                                    68,433
                                                                   ---------------
                                                                         534,257
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           (51,400)
   Financial futures contracts                                           (75,514)
   Interest rate swaps                                                   (35,014)
                                                                   ---------------
                                                                        (161,928)
                                                                   ---------------
Net gain on investments                                                  372,329
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 8,049,877
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                    ----------------------------
                                                        2002            2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $  7,677,548    $  8,013,961
   Net realized gain on investment transactions          534,257         243,290
   Net change in unrealized appreciation
      (depreciation) on investments                     (161,928)      7,139,235
                                                    ------------    ------------
   Net increase in net assets resulting from
      operations                                       8,049,877      15,396,486
                                                    ------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (5,855,040)     (5,864,119)
      Class B                                         (1,777,830)     (2,127,628)
      Class C                                            (37,387)        (22,214)
                                                    ------------    ------------
                                                      (7,670,257)     (8,013,961)
                                                    ------------    ------------
   Distributions from net realized gains
      Class A                                                 --         (33,093)
      Class B                                                 --         (12,788)
      Class C                                                 --            (140)
                                                    ------------    ------------
                                                              --         (46,021)
                                                    ------------    ------------
Fund share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                      15,783,624      10,569,698
   Net asset value of shares issued in
      reinvestment of dividends and distributions      4,262,957       4,429,334
   Cost of shares reacquired                         (17,957,048)    (20,992,440)
                                                    ------------    ------------
   Net increase (decrease) in net assets from
      Series share transactions                        2,089,533      (5,993,408)
                                                    ------------    ------------
Total increase                                         2,469,153       1,343,096
NET ASSETS
Beginning of year                                    165,556,171     164,213,075
                                                    ------------    ------------
End of year                                         $168,025,324    $165,556,171
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Pennsylvania Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant
    18

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other securities or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is
                                                                          19

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swap
agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual
    20

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

basis. The Series amortizes premiums and accretes market and original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective September 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Series did not accrete market discount on debt securities. Upon initial adoption, the Series was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the accretion been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Series' net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to undistributed net investment income of $292,660 and a decrease to unrealized appreciation on investments of $292,660.

      The current adjustments for the year ended August 31, 2002 resulted in an increase to net investment income of $50,002, a decrease to net realized gains of $123,564 and an increase to unrealized appreciation of $73,562.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Series could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.
                                                                          21

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2002.

      PIMS has advised the Series that they have received approximately $48,100 and $5,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2002, they received approximately $40,200 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks.
    22

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

For the year ended August 31, 2002, amounts of the commitment were as follows:
$500 million from September 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2002, the Series incurred fees of approximately $67,000 for the services of PMFS. As of August 31, 2002, approximately $5,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Series paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount of PSI networking fees incurred by the Series during the year was approximately $2,800 and is included in transfer agent's fees and expenses in the Statement of Operations. As of August 31, 2002, approximately $500 of such fees were due to PSI.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2002, were $49,165,765 and $54,669,665, respectively.

      During the year ended August 31, 2002, the Series entered into financial futures contracts. Details of financial futures contracts open at year end are as follows:
                                                                          23

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

                                                            Value at       Value at        Unrealized
Number of                                   Expiration     August 31,       Trade         Appreciation
Contracts                Type                  Date           2002           Date        (Depreciation)
---------     --------------------------    -----------    ----------     ----------     --------------
              Long positions:
    40        Municipal Bond Index          Dec. 2002      $4,281,250     $4,261,378        $ 19,872
              Short positions:
    55        U.S. T-Bond                   Dec. 2002       6,032,813      5,972,793         (60,020)
    46        5 yr. T-Note                  Dec. 2002       5,113,906      5,078,540         (35,366)
                                                                                         --------------
                                                                                            $(75,514)
                                                                                         --------------
                                                                                         --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended August 31, 2002, the adjustments were to increase accumulated net realized gain by $295,748, decrease undistributed net investment income of $299,951, and increase paid-in-capital in excess of par by $4,203 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

      For the year ended August 31, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $7,627,546 and $42,711 tax-exempt income and ordinary income, respectively.

      As of August 31, 2002, the accumulated undistributed earnings on a tax basis was $155,272 (includes a timing difference of $111,070 for dividends payable) tax-exempt income and $346,141 long-term capital gains. The accumulated capital gains and net investment income differs from the amount on the Statement of Assets and Liabilities primarily due to timing differences.

      For federal income tax purposes, the Series utilized approximately $234,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2002. The Series does not have any remaining carryforward.
    24

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of August 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$155,689,086     $ 12,864,778      $ 2,479,315     $ 10,385,463

      The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount for book and tax purposes.

Note 6. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      608,060    $  6,281,237
Shares issued in reinvestment of dividends and distributions     319,533       3,301,704
Shares reacquired                                             (1,270,028)    (13,152,591)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (342,435)     (3,569,650)
Shares issued upon conversion from Class B                       619,553       6,385,760
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    277,118    $  2,816,110
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      328,702    $  3,380,920
Shares issued in reinvestment of dividends and distributions     320,637       3,273,603
Shares reacquired                                             (1,518,340)    (15,488,367)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (869,001)     (8,833,844)
Shares issued upon conversion from Class B                     1,738,636      17,678,007
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    869,635    $  8,844,163
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          25

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      805,163    $  8,331,417
Shares issued in reinvestment of dividends and distributions      90,786         937,968
Shares reacquired                                               (376,760)     (3,896,087)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     519,189       5,373,298
Shares issued upon conversion into Class A                      (619,675)     (6,385,760)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (100,486)   $ (1,012,462)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      677,406    $  6,929,825
Shares issued in reinvestment of dividends and distributions     111,864       1,140,378
Shares reacquired                                               (528,914)     (5,389,353)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     260,356       2,680,850
Shares reacquired upon conversion into Class A                (1,739,194)    (17,678,007)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,478,838)   $(14,997,157)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2002:
Shares sold                                                      113,103    $  1,170,970
Shares issued in reinvestment of dividends and distributions       2,252          23,285
Shares reacquired                                                (87,106)       (908,370)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,249    $    285,885
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2001:
Shares sold                                                       25,273    $    258,953
Shares issued in reinvestment of dividends and distributions       1,506          15,353
Shares reacquired                                                (11,335)       (114,720)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     15,444    $    159,586
                                                              ----------    ------------
                                                              ----------    ------------

                                                        ANNUAL REPORT
                                                        AUGUST 31, 2002
            PRUDENTIAL
            MUNICIPAL SERIES FUND
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   10.52
                                                                    ----------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .02
                                                                    ----------
   Total from investment operations                                        .51
                                                                    ----------
Less distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                    ----------
   Total distributions                                                    (.49)
                                                                    ----------
Net asset value, end of year                                         $   10.54
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a):                                                          5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 126,410
Average net assets (000)                                             $ 123,971
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .96%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .71%
   Net investment income                                                  4.73%
For Class A, B and C shares:
   Portfolio turnover rate                                                  31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                           Class A
-------------------------------------------------------------
                    Year Ended August 31,
-------------------------------------------------------------
   2001           2000           1999           1998
-------------------------------------------------------------
 $  10.05       $  10.13       $  10.92       $  10.73
----------     ----------     ----------     ----------
      .51            .53            .53            .57
      .47           (.05)          (.67)           .21
----------     ----------     ----------     ----------
      .98            .48           (.14)           .78
----------     ----------     ----------     ----------
     (.51)          (.53)          (.53)          (.57)
       --             --             --             --(b)
       --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------
     (.51)          (.56)          (.65)          (.59)
----------     ----------     ----------     ----------
 $  10.52       $  10.05       $  10.13       $  10.92
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
    10.07%          4.98%         (1.35)%         7.55%
 $123,254       $109,068       $104,210       $ 97,794
 $116,925       $106,181       $104,460       $ 96,053
      .93%           .90%           .84%           .77%
      .68%           .65%           .64%           .67%
     4.97%          5.31%          5.00%          5.26%
       35%            21%            23%            13%

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.52
                                                                     --------
Income from investment operations
Net investment income                                                     .46
Net realized and unrealized gain (loss) on investment
transactions                                                              .01
                                                                     --------
   Total from investment operations                                       .47
                                                                     --------
Less distributions
Dividends from net investment income                                     (.46)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
   Total distributions                                                   (.46)
                                                                     --------
Net asset value, end of year                                          $ 10.53
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         4.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $40,653
Average net assets (000)                                              $39,674
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.21%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .71%
   Net investment income                                                 4.49%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                           Class B
-------------------------------------------------------------
                    Year Ended August 31,
-------------------------------------------------------------
   2001           2000           1999           1998
-------------------------------------------------------------
 $  10.05       $  10.13       $  10.92       $  10.72
----------     ----------     ----------     ----------
      .48            .50            .50            .53
      .47           (.05)          (.67)           .22
----------     ----------     ----------     ----------
      .95            .45           (.17)           .75
----------     ----------     ----------     ----------
     (.48)          (.50)          (.50)          (.53)
       --             --             --             --(b)
       --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------
     (.48)          (.53)          (.62)          (.55)
----------     ----------     ----------     ----------
 $  10.52       $  10.05       $  10.13       $  10.92
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
     9.79%          4.72%         (1.65)%         7.13%
 $ 41,638       $ 54,665       $ 88,519       $117,678
 $ 44,507       $ 68,309       $104,860       $125,306
     1.18%          1.15%          1.14%          1.17%
      .68%           .65%           .64%           .67%
     4.74%          5.06%          4.70%          4.87%

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                August 31, 2002(c)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.52
                                                                      -------
Income from investment operations
Net investment income                                                     .44
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                      -------
   Total from investment operations                                       .46
                                                                      -------
Less distributions
Dividends from net investment income                                     (.44)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
   Total distributions                                                   (.44)
                                                                      -------
Net asset value, end of year                                          $ 10.54
                                                                      -------
                                                                      -------
TOTAL RETURN(a):                                                         4.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $   963
Average net assets (000)                                              $   885
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.46%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .71%
   Net investment income                                                 4.23%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                           Class C
-------------------------------------------------------------
                    Year Ended August 31,
-------------------------------------------------------------
   2001           2000           1999           1998
-------------------------------------------------------------
  $10.05         $10.13         $10.92         $10.72
----------     ----------     ----------     ----------
     .46            .48            .47            .50
     .47           (.05)          (.67)           .22
----------     ----------     ----------     ----------
     .93            .43           (.20)           .72
----------     ----------     ----------     ----------
    (.46)          (.48)          (.47)          (.50)
      --             --             --             --(b)
      --(b)        (.03)          (.12)          (.02)
----------     ----------     ----------     ----------
    (.46)          (.51)          (.59)          (.52)
----------     ----------     ----------     ----------
  $10.52         $10.05         $10.13         $10.92
----------     ----------     ----------     ----------
----------     ----------     ----------     ----------
    9.52%          4.46%         (1.91)%         6.86%
  $  664         $  479         $  882         $1,113
  $  493         $  655         $1,075         $  661
    1.43%          1.40%          1.39%          1.42%
     .68%           .65%           .64%           .67%
    4.47%          4.79%          4.46%          4.60%

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      Pennsylvania Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (one of the portfolios constituting Prudential Municipal Series Fund, hereafter referred to as the 'Fund') at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 15, 2002
    34

       Prudential Municipal Series Fund      Pennsylvania Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2002) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2002, dividends paid from net investment income of $0.49 per share for Class A shares, $0.46 per Class B share and $0.44 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid distributions of $0.0027 per share which represents dividends from special ordinary income.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.
                                                                          35

       Prudential Municipal Series Fund      Pennsylvania Series
                                              www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1987
                       Delayne Dedrick Gold (64)            Trustee                Since 1984
                       Thomas T. Mooney (60)                Trustee                Since 1986
                       Stephen P. Munn (60)                 Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen P. Munn (60)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (64)
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (60)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    36                                                                    37

       Prudential Municipal Series Fund      Pennsylvania Series
                                         www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (59)              Trustee                Since 1993
                       Nancy H. Teeters (72)                Trustee                Since 1984
                       Louis A. Weil, III (61)              Trustee                Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Richard A. Redeker (59)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of PI
                                                        (October 1996-December 1998)
                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).
                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Richard A. Redeker (59)

                       Nancy H. Teeters (72)

                       Louis A. Weil, III (61)


    38                                                                    39

       Prudential Municipal Series Fund      Pennsylvania Series
                                           www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Trustee
                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    40                                                                    41

       Prudential Municipal Series Fund      Pennsylvania Series
                                           www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund who are not Trustees is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Deborah A. Docs (44)                 Secretary              Since 1989

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.
                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

                       Name, Address** and Age
                       -------------------------------
                       Grace C. Torres (43)

                       Deborah A. Docs (44)

    42                                                                    43

       Prudential Municipal Series Fund      Pennsylvania Series
                                           www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary
                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.
                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997 -
                                                        May 1998).

                       Name, Address** and Age
                       -------------------------------
                       Marguerite E.H. Morrison (46)

                       Maryanne Ryan (38)

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Trustees and officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    44                                                                    45

Prudential Municipal Series Fund  Pennsylvania Series

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-
1852. Read the prospectus carefully
before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
----------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
        www.prudential.com (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase
money fund and is only an exchangeable
money fund.
**Not exchangeable with Prudential
mutual funds.

Prudential Municipal Series Fund  Pennsylvania Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these
reports--or other financial materials--
and stumbled across a word that you
don't understand?

Many shareholders have run into the
same problem. We'd like to help. So
we'll use this space from time to time
to explain some of the words you might
have read, but not understood. And if
you have a favorite word that no one
can explain to your satisfaction,
please write to us.

Basis Point: 1/100th of 1%. For
example, one-half of one percent is 50
basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner
refinancing activity. They are subject
to prepayment and maturity extension
risk.

Derivatives: Securities that derive
their value from other securities. The
rate of return of these financial
instruments rises and falls--sometimes
very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate
charged by the Federal Reserve on loans
to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to
purchase or sell a specific amount of
a commodity or financial instrument at
a set price at a specified date in
the future.

            www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on
the investment. While leverage can
increase profits, it can also magnify
losses.

Liquidity: The ease with which a
financial instrument (or product) can
be bought or sold (converted into cash)
in the financial markets.

Price/Earnings Ratio: The price of a
share of stock divided by the earnings
per share for a 12-month period.

Option: An agreement to purchase or
sell something, such as shares of
stock, by a certain time for a
specified price. An option need not be
exercised.

Spread: The difference between two
values; often used to describe the
difference between "bid" and "asked"
prices of a security, or between the
yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S.
market and denominated in U.S. dollars.

Prudential Municipal Series Fund  Pennsylvania Series

Class A     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 8/31/02
                       One Year  Five Years   Ten Years    Since Inception
With Sales Charge        1.88%      4.55%    5.57% (5.55)    6.35% (6.33)
Without Sales Charge     5.03%      5.19%    5.89% (5.87)    6.61% (6.58)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best- and
worst-year information within the graph
is designed to give you an idea of how
much the Series' returns can fluctuate
from year to year by measuring the best
and worst calendar years in terms of
annual total returns for the ten-year
period. The graph compares a $10,000
investment in the Prudential Municipal
Series Fund/Pennsylvania Series (Class
A shares) with a similar investment in
the Lehman Brothers Municipal Bond
Index (the Index) by portraying the
initial account values at the beginning
of the ten-year period for Class A
shares (August 31, 1992) and the
account values at the end of the
current fiscal year (August 31, 2002),
as measured on a quarterly basis. For
purposes of the graph, and unless
otherwise indicated, it has been
assumed that (a) the maximum applicable
front-end sales charge was deducted
from the initial $10,000 investment in
Class A shares; (b) all recurring fees
(including management fees) were
deducted; and (c) all dividends and
distributions were reinvested. The
numbers in parentheses show the Series'
average annual total returns without
waiver of fees and/or expense
subsidization. The average annual total
returns in the table and the returns on
investment in the graph do not reflect
the deduction of taxes that a
shareholder would pay on the Series'
distributions or following the
redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade
municipal bonds. It gives a broad look
at how long-term investment-grade
municipal bonds have performed. The
Index's total returns include the
reinvestment of all dividends, but do
not include the effect of sales
charges, operating expenses, or taxes
of a mutual fund. The securities that
comprise the Index may differ
substantially from the securities in
the Series. The Index is not the only
one that may be used to characterize
performance of municipal bond funds.
Other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

       www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 8/31/02
                       One Year  Five Years   Ten Years    Since Inception
With Sales Charge       -0.32%      4.70%    5.53% (5.51)    6.25% (6.09)
Without Sales Charge     4.68%      4.86%    5.53% (5.51)    6.25% (6.09)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best- and
worst-year information within the graph
is designed to give you an idea of how
much the Series' returns can fluctuate
from year to year by measuring the best
and worst calendar years in terms of
annual total returns for the ten-year
period. The graph compares a $10,000
investment in the Prudential Municipal
Series Fund/Pennsylvania Series (Class
B shares) with a similar investment in
the Index by portraying the initial
account values at the beginning of the
ten-year period for Class B shares
(August 31, 1992) and the account
values at the end of the current fiscal
year (August 31, 2002), as measured on
a quarterly basis. For purposes of the
graph, and unless otherwise indicated,
it has been assumed that (a) the
maximum applicable contingent deferred
sales charge (CDSC) was deducted from
the value of the investment in Class B
shares, assuming full redemption on
August 31, 2002; (b) all recurring fees
(including management fees) were
deducted; and (c) all dividends and
distributions were reinvested.
Approximately seven years after
purchase, Class B shares automatically
convert to Class A shares on a
quarterly basis. The numbers in
parentheses show the Series' average
annual total returns without waiver of
fees and/or expense subsidization. The
average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on the Series' distributions or
following the redemption of the Series'
shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade
municipal bonds. It gives a broad look
at how long-term investment-grade
municipal bonds have performed. The
Index's total returns include the
reinvestment of all dividends, but do
not include the effect of sales
charges, operating expenses, or taxes
of a mutual fund. The securities that
comprise the Index may differ
substantially from the securities in
the Series. The Index is not the only
one that may be used to characterize
performance of municipal bond funds.
Other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with SEC regulations.

Prudential Municipal Series Fund  Pennsylvania Series

Class C     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 8/31/02
                       One Year  Five Years   Ten Years    Since Inception
With Sales Charge        2.38%     4.39%        5.12%           (5.09)
Without Sales Charge     4.42%     4.60%        5.25%           (5.23)

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best- and
worst-year information within the graph
is designed to give you an idea of how
much the Series' returns can fluctuate
from year to year by measuring the best
and worst calendar years in terms of
annual total returns since inception of
the share class. The graph compares a
$10,000 investment in the Prudential
Municipal Series Fund/Pennsylvania
Series (Class C shares) with a similar
investment in the Index by portraying
the initial account values at the
commencement of operations of Class C
shares (August 1, 1994) and the account
values at the end of the current fiscal
year (August 31, 2002), as measured on
a quarterly basis. For purposes of the
graph, and unless otherwise indicated,
it has been assumed that (a) the
applicable front-end sales charge was
deducted from the initial $10,000
investment in Class C shares; (b) the
maximum applicable CDSC was deducted
from the value of the investment in
Class C shares, assuming full
redemption on August 31, 2002; (c) all
recurring fees (including management
fees) were deducted; and (d) all
dividends and distributions were
reinvested. The numbers in parentheses
show the Series' average annual total
returns without waiver of fees and/or
expense subsidization. The average
annual total returns in the table and
the returns on investment in the graph
do not reflect the deduction of taxes
that a shareholder would pay on the
Series' distributions or following the
redemption of the Series' shares.

The Index is an unmanaged index of over
39,000 long-term investment-grade
municipal bonds. It gives a broad look
at how long-term investment-grade
municipal bonds have performed. The
Index's total returns include the
reinvestment of all dividends, but do
not include the effect of sales
charges, operating expenses, or taxes
of a mutual fund. The securities that
comprise the Index may differ
substantially from the securities in
the Series. The Index is not the only
one that may be used to characterize
performance of municipal bond funds.
Other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with SEC regulations.

       www.prudential.com  (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential
Mutual Funds, you receive financial
advice from a Prudential Securities
Financial Advisor or Pruco Securities
registered representative. Your
financial professional can provide you
with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS  THIS RISK
WORTH IT?
Your financial professional can help
you match the reward you seek with the
risk you can tolerate. Risk can be
difficult to gauge--sometimes even the
simplest investments bear surprising
risks. The educated investor knows that
markets seldom move in just one
direction. There are times when a
market sector or asset class will lose
value or provide little in the way of
total return. Managing your own
expectations is easier with help from
someone who understands the markets,
and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you
wade through the numerous available
mutual funds to find the ones that fit
your individual investment
profile and risk tolerance. While the
newspapers and popular magazines are
full of advice about investing, they
are aimed at generic groups of
people or representative individuals--
not at you personally. Your financial
professional will review your
investment objectives with you. This
means you can make financial decisions
based on the assets and liabilities in
your current portfolio and your risk
tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the
most common investor mistakes. But
sometimes it's difficult to hold on to
an investment when it's losing value
every month. Your financial
professional can answer questions when
you're confused or worried about your
investment, and should remind you that
you're investing for the long haul.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E. H. Morrison, Assistant
  Secretary
Maryanne Ryan, Anti-Money Laundering
  Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
  Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or
FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
  Class A       PMPAX   74435M879
  Class B       PBPAX   74435M887
  Class C       PPNCX   74435M481
MF132E          IFS-A074918